                                                                [EXECUTION COPY]




                                CREDIT AGREEMENT,

                         dated as of November 17, 1999,

                                      among

                            WEEKLY READER CORPORATION
                                       and
                            JLC LEARNING CORPORATION,
                                as the Borrowers,

                WRC MEDIA INC. (formerly known as EAC II, INC.),
                                 as a Guarantor,

                VARIOUS FINANCIAL INSTITUTIONS FROM TIME TO TIME
                                 PARTIES HERETO,
                                 as the Lenders,

                           DLJ CAPITAL FUNDING, INC.,
                 as the Syndication Agent, the Lead Arranger and
                         the Sole Book Running Manager,

                             BANK OF AMERICA, N.A.,
                  as the Administrative Agent for the Lenders,

                                       and

           GENERAL ELECTRIC CAPITAL CORPORATION, as the Documentation
                             Agent for the Lenders.

SECTION                                                                                               PAGE


                                TABLE OF CONTENTS



SECTION                                                                                               PAGE

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS
1.1.  Defined Terms......................................................................................4
1.2.  Use of Defined Terms..............................................................................41
1.3.  Cross-References..................................................................................41
1.4.  Accounting and Financial Determinations...........................................................41

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

2.1.  Commitments.......................................................................................41
2.1.1.  Revolving Loan Commitment and Swing Line
           Loan Commitment..............................................................................41
2.1.2.  Letter of Credit Commitment.....................................................................42
2.1.3.  Term Loan Commitment............................................................................43
2.2.  Reduction of the Commitment Amounts...............................................................43
2.2.1.  Optional........................................................................................43
2.2.2.  Mandatory.......................................................................................43
2.3.  Borrowing Procedures..............................................................................44
2.3.1.  Borrowing Procedure.............................................................................44
2.3.2.  Swing Line Loans................................................................................44
2.4.  Continuation and Conversion Elections.............................................................45
2.5.  Funding...........................................................................................46
2.6.  Issuance Procedures...............................................................................46
2.6.1.  Other Lenders' Participation....................................................................47
2.6.2.  Disbursements; Conversion to Revolving
           Loans........................................................................................47
2.6.3.  Reimbursement...................................................................................48
2.6.4.  Deemed Disbursements............................................................................48
2.6.5.  Nature of Reimbursement Obligations.............................................................48
2.7.  Register; Notes...................................................................................49

SECTION                                                                                               PAGE




                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
3.1.  Repayments and Prepayments; Application...........................................................51
3.1.1.  Repayments and Prepayments......................................................................51
3.1.2.  Application.....................................................................................56
3.1.3.  Prepayment of Term B Loans......................................................................56
3.2.  Interest Provisions...............................................................................57
3.2.1.  Rates...........................................................................................57
3.2.2.  Post-Default Rates..............................................................................57
3.2.3.  Payment Dates...................................................................................57
3.3.  Fees .............................................................................................58
3.3.1.  Commitment Fee..................................................................................58
3.3.2.  Agents' Fees....................................................................................59
3.3.3.  Letter of Credit Fee............................................................................59

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.  LIBO Rate Lending Unlawful........................................................................59
4.2.  Deposits Unavailable..............................................................................59
4.3.  Increased LIBO Rate Loan Costs, etc...............................................................60
4.4.  Funding Losses....................................................................................60
4.5.  Increased Capital Costs...........................................................................61
4.6.  Taxes.............................................................................................61
4.7.  Payments, Computations, etc.......................................................................65
4.8.  Sharing of Payments...............................................................................65
4.9.  Setoff............................................................................................66
4.10.  Replacement of Lenders...........................................................................66

                                    ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

5.1.  Initial Credit Extension..........................................................................67
5.1.1.  Resolutions, etc................................................................................67
5.1.2.  Transaction Consummated.........................................................................68
5.1.3.  Transaction Documents...........................................................................69
5.1.4.  Closing Date Certificate........................................................................69
5.1.5.  Delivery of Notes...............................................................................69

SECTION                                                                                               PAGE




5.1.6.  Payment of Outstanding Indebtedness, etc........................................................69
5.1.7.  Closing Fees, Expenses, etc.....................................................................70
5.1.8.  Financial Information, Material Adverse
           Change.......................................................................................70
5.1.9.  Opinions of Counsel; Reliance Letters...........................................................71
5.1.10.  Filing Agent, etc..............................................................................71
5.1.11.  Subsidiary Guaranty............................................................................71
5.1.12.  Solvency, etc..................................................................................71
5.1.13.  Security and Pledge Agreement; Seller
           Pledge Agreement.............................................................................72
5.1.14.  Patent Security Agreement, Trademark
           Security Agreement, and Copyright Security
           Agreement....................................................................................73
5.1.15.  Perfection Certificate.........................................................................73
5.1.16.  Mortgage.......................................................................................73
5.1.17.  Insurance......................................................................................74
5.1.18.  Litigation.....................................................................................74
5.1.19.  Minimum EBITDA.................................................................................74
5.1.20.  Corporate, Tax and Capital Structure...........................................................74
5.1.21.  Approvals......................................................................................74
5.1.22.  Satisfactory Legal Form........................................................................75
5.2.     All Credit Extensions..........................................................................75
5.2.1.  Compliance with Warranties, No Default,
           etc..........................................................................................75
5.2.2.  Credit Extension Request, etc...................................................................75

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

6.1.  Organization, etc.................................................................................76
6.2.  Due Authorization, Non-Contravention, etc.........................................................76
6.3.  Government Approval, Regulation, etc..............................................................76
6.4.  Validity, etc.....................................................................................77
6.5.  Financial Information.............................................................................77
6.6.  No Material Adverse Change........................................................................77
6.7.  Litigation, Labor Controversies, etc..............................................................78
6.8.  Subsidiaries......................................................................................78
6.9.  Ownership of Properties...........................................................................78
6.10.  Taxes............................................................................................78
6.11.  Pension and Welfare Plans........................................................................78

SECTION                                                                                               PAGE




6.12.  Environmental Warranties.........................................................................79
6.13.  Accuracy of Information..........................................................................80
6.14.  Regulations U and X..............................................................................80
6.15.  Year 2000........................................................................................80
6.16.  Issuance of Subordinated Debt; Status of
           Obligations as Senior Debt, etc..............................................................80
6.17.  Solvency.........................................................................................81
6.18.  Capitalization...................................................................................81

                                   ARTICLE VII
                                    COVENANTS

7.1.    Affirmative Covenants...........................................................................82
7.1.1.  Financial Information, Reports, Notices,
           etc..........................................................................................82
7.1.2.  Maintenance of Existence; Compliance with
           Laws, etc....................................................................................84
7.1.3.  Maintenance of Properties.......................................................................85
7.1.4.  Insurance.......................................................................................85
7.1.5.  Books and Records...............................................................................85
7.1.6.  Environmental Law Covenant......................................................................86
7.1.7.  Use of Proceeds.................................................................................86
7.1.8.  Future Subsidiary Guarantors, Security,
           etc..........................................................................................87
7.1.9.  Rate Protection Agreements......................................................................87
7.1.10. Undertaking.....................................................................................87
7.1.11.  Leased Property................................................................................88
7.1.12.  Year 2000......................................................................................88
7.1.13.  Additional Opinions............................................................................88
7.2.    Negative Covenants..............................................................................88
7.2.1.  Business Activities.............................................................................88
7.2.2.  Indebtedness....................................................................................89
7.2.3.  Liens...........................................................................................91
7.2.4.  Financial Condition and Operations..............................................................93
7.2.5.  Investments.....................................................................................94
7.2.6.  Restricted Payments, etc........................................................................95
7.2.7.  Capital Expenditures, etc.......................................................................97
7.2.8.  No Prepayment of Subordinated Debt..............................................................98
7.2.9.  Capital Securities..............................................................................99
7.2.10.  Consolidation, Merger, etc.....................................................................99
7.2.11.  Permitted Dispositions........................................................................100

SECTION                                                                                               PAGE




7.2.12.   Modification of Certain Agreements............................................................100
7.2.13.   Transactions with Affiliates..................................................................101
7.2.14.   Restrictive Agreements, etc...................................................................101
7.2.15.   Sale and Leaseback............................................................................102
7.2.16.   Designation of Senior Debt....................................................................102

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

8.1.   Listing of Events of Default....................................................................102
8.1.1.   Non-Payment of Obligations....................................................................102
8.1.2.   Breach of Warranty............................................................................102
8.1.3.   Non-Performance of Certain Covenants and
            Obligations................................................................................102
8.1.4.   Non-Performance of Other Covenants and
            Obligations................................................................................102
8.1.5.   Default on Other Indebtedness.................................................................103
8.1.6.   Judgments.....................................................................................103
8.1.7.   Pension Plans.................................................................................103
8.1.8.   Change in Control.............................................................................103
8.1.9.   Bankruptcy, Insolvency, etc...................................................................103
8.1.10.   Impairment of Security, etc..................................................................104
8.1.11.   Failure of Subordination.....................................................................104
8.2.   Action if Bankruptcy............................................................................105
8.3.   Action if Other Event of Default................................................................105

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

9.1.   Actions.........................................................................................105
9.2.   Funding Reliance, etc...........................................................................106
9.3.   Exculpation.....................................................................................106
9.4.   Successor.......................................................................................107
9.5.   Credit Extensions by each Agent.................................................................107
9.6.   Credit Decisions................................................................................107
9.7.   Copies, etc.....................................................................................108
9.8.   Reliance by Agents..............................................................................108
9.9.   Defaults........................................................................................108
9.10.   Documentation Agent............................................................................109

                                    ARTICLE X

                                HOLDINGS GUARANTY
10.1.   Guaranty........................................................................................109
10.2.   Acceleration of Holdings Guaranty...............................................................110
10.3.   Guaranty Absolute, etc..........................................................................110
10.4.   Reinstatement, etc..............................................................................111
10.5.   Waiver, etc.....................................................................................111
10.6.   Postponement of Subrogation, etc................................................................111
10.7.   Successors, Transferees and Assigns;
            Transfers of Notes, etc.....................................................................112

                                    ARTICLE XI
                             MISCELLANEOUS PROVISIONS

11.1.   Waivers, Amendments, etc.......................................................................113
11.2.   Notices; Time..................................................................................114
11.3.   Payment of Costs and Expenses..................................................................115
11.4.   Indemnification................................................................................115
11.5.   Survival.......................................................................................117
11.6.   Severability...................................................................................117
11.7.   Headings.......................................................................................117
11.8.   Execution in Counterparts, Effectiveness,
            etc........................................................................................117
11.9.   Governing Law; Entire Agreement................................................................118
11.10.   Successors and Assigns........................................................................118
11.11.   Sale and Transfer of Credit Extensions;
            Participations in Credit Extensions Notes..................................................118
11.11.1.   Assignments.................................................................................118
11.11.2.   Participations..............................................................................121
11.12.   Reorganization Transaction....................................................................122
11.13.   Confidentiality...............................................................................123
11.14.   Other Transactions............................................................................124
11.15.   Independence of Covenants.....................................................................124
11.16.   Forum Selection and Consent to Jurisdiction...................................................124
11.17.   Waiver of Jury Trial..........................................................................125


SCHEDULE I                 -        Disclosure Schedule
SCHEDULE II                -        Percentages and Administrative
Information

EXHIBIT A-1                -        Form of Revolving Note

EXHIBIT A-2                -        Form of Term A Note
EXHIBIT A-3                -        Form of Term B Note
EXHIBIT A-4                -        Form of Swing Line Note
EXHIBIT B-1                -        Form of Borrowing Request
EXHIBIT B-2                -        Form of Issuance Request
EXHIBIT C                  -        Form of Continuation/Conversion Notice
EXHIBIT D                  -        Form of Closing Date Certificate
EXHIBIT E                  -        Form of Compliance Certificate
EXHIBIT F                  -        Form of Officer's Solvency Certificate
EXHIBIT G-1                -        Form of Security and Pledge Agreement
EXHIBIT G-2                -        Form of Seller Pledge Agreement
EXHIBIT H                  -        Form of Perfection Certificate
EXHIBIT I-1                -        Form of Mortgage
EXHIBIT I-2                -        Form of Deed of Trust
EXHIBIT J                  -        Form of Subsidiary Guaranty
EXHIBIT K                  -        Form of Interco Subordination
                                       Agreement
EXHIBIT L                  -        Form of Lender Assignment Agreement
EXHIBIT M                  -        Form of Opinion of New York Counsel
                                      to the Obligors

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of November 17, 1999, is made by and among WEEKLY READER CORPORATION, a Delaware corporation ("WRC"), and JLC LEARNING CORPORATION, a Delaware corporation ("JLC" and, together with WRC, the "BORROWERS"), WRC MEDIA INC. (formerly known as EAC II, Inc.), a Delaware corporation and the parent of JLC ("HOLDINGS"), as a guarantor, the various financial institutions and other Persons from time to time parties hereto (the "LENDERS"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, BANK OF AMERICA, N.A. ("BOFA"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, and GENERAL ELECTRIC CAPITAL CORPORATION, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders.


                              W I T N E S S E T H:

     WHEREAS, Holdings intends on acquiring (the "FINANCED ACQUISITION") 94.9% of the outstanding common stock of WRC pursuant to a Redemption, Stock Purchase and Recapitalization Agreement, dated as of August 13, 1999, as amended by Amendment No. 1 thereto, dated as of October 26, 1999 and Amendment No. 2 thereto, dated as of November 10, 1999 (the "PURCHASE AGREEMENT"), between Holdings and Primedia Inc., a Delaware corporation (the "SELLER"), for an aggregate purchase price of $396,054,500;

     WHEREAS, in connection with the Financed Acquisition,

          (a) Holdings will obtain the ownership (either directly or indirectly) of WRC, Primedia Reference Inc., a Delaware corporation ("PRI"), American Guidance Service Inc., a Delaware corporation ("AGS"), and Lifetime Learning Systems, Inc., a Delaware corporation ("LIFETIME") and their respective direct and indirect Subsidiaries;

          (b) shares of common stock of WRC equal to 5.1% of the outstanding shares of such common stock (the "ROLLOVER EQUITY") will be retained by the Seller; and

          (c) the Borrowers will (i) refinance approximately $27,000,000 of existing Indebtedness of JLC (the "REFINANCING"), (ii) pay estimated fees and expenses in connection with the Financed Acquisition, the Refinancing and related transactions (the Financed Acquisition, the Refinancing and such transactions related thereto, including those described in the recitals hereto, being herein collectively referred to as the "TRANSACTION") of approximately $22,800,000, and (iii) obtain $7,000,000 in excess cash for general corporate purposes;

     WHEREAS, in order to finance the consummation of Financed Acquisition and the Refinancing,

          (a) Ripplewood Partners, L.P., a Delaware limited partnership ("RIPPLEWOOD"), its Affiliates and co-investors (including SG Capital Partners and Lexington Partners or such co-investors satisfactory in all respects to the Syndication Agent) (collectively, the "COMMON EQUITY SECURITIES INVESTORS") will purchase membership interests of EAC III L.L.C. ("EAC III"), the parent of Holdings, for not less than $65,000,000 in cash (the "EAC III PURCHASE");

          (b) Holdings, JLC and WRC will issue jointly (the "SUBORDINATED NOTE ISSUANCE") $152,000,000 face amount of their 12-3/4% Senior Subordinated Notes due 2009 (its "SUBORDINATED NOTES") and in connection therewith Holdings will issue 205,656 shares of its common stock (the "HOLDINGS
     (UNIT) COMMON STOCK") representing 3% of its common stock on a fully-diluted basis (but without giving effect to management options) for aggregate gross cash proceeds of at least $149,900,000;

          (c) Holdings will issue (the "PIK PREFERRED EQUITY ISSUANCE") 3,000,000 shares of its 15% Senior Preferred Stock redeemable in 2011, par value $0.01 per share (the "PIK PREFERRED EQUITY") for not less than $75,000,000 in net cash proceeds to DLJ Merchant Banking Partners II, L.P. ("DLJMB"), certain of the DLJMB Related Parties and other third parties that are satisfactory in all respects to the Syndication Agent (the "PIK PREFERRED EQUITY HOLDERS"), which PIK Preferred Equity will be exchangeable
     (i) at the option of the holders thereof, for an equal amount of pay-in-kind preferred stock of WRC (the "WRC PIK I PREFERRED EQUITY") and/or pay-in-kind preferred stock of JLC (the "JLC PIK PREFERRED EQUITY") and (ii) at the election of Holdings under certain circumstances, into pay-in-kind preferred stock of WRC (the "WRC PIK II PREFERRED EQUITY") as permitted under SECTION 11.12(d) herein, in each case having terms substantially the same as the PIK Preferred Equity, and in connection therewith the PIK Preferred Equity Holders will also receive warrants (the "WRC WARRANTS") to acquire not more than 13.1% of the common stock of WRC on a fully-diluted basis, and warrants (the "JLC WARRANTS") to acquire not more than 13.1% of the common stock of JLC on a fully-diluted basis pursuant to a preferred stockholders agreement, dated as of the date hereof (the "PREFERRED STOCKHOLDERS AGREEMENT"), among Holdings, WRC, JLC and the PIK Preferred Equity Holders, which includes, among other things, the irrevocable agreement by the PIK Preferred Equity Holders for the benefit of the holders of the common stock of JLC and WRC (and for the benefit of the Administrative Agent, as pledgee (for the benefit of the Secured Parties), upon any exercise of its rights under the Security and Pledge Agreement to sell such common stock) that such holders will have drag-along rights in form and substance satisfactory to the Agents with respect to the Capital Securities of each Borrower (other than the WRC PIK Preferred Equity and the JLC PIK Preferred Equity, if any) that are held by the PIK Preferred Equity Holders (and their transferees);

          (d) Holdings will issue (the "COMMON EQUITY ISSUANCE", and together with the PIK Preferred Equity Issuance, the "EQUITY ISSUANCES") 6,855,853 shares of its common stock ("COMMON EQUITY SECURITIES", and together with PIK Preferred Equity Securities, the "EQUITY SECURITIES") and EAC III will purchase the Common Equity Securities using all of the cash proceeds received by EAC III from the EAC III Purchase (and additional amounts to be provided by various co-investors) for an aggregate amount of not less than $95,000,000; and

          (e) WRC will issue to Holdings pay-in- kind preferred stock (the "WRC MIRROR PIK PREFERRED EQUITY") for not less than $75,000,000, which WRC Mirror PIK Preferred Equity will have terms substantially the same as the PIK Preferred Equity, except that the issuer of such stock will be WRC and such stock will have no exchange rights;

          (f) the Seller will maintain the Rollover Equity in WRC;

     WHEREAS, in connection with the Transaction and the post-closing ongoing working capital and general corporate needs of the Borrowers and their respective Subsidiaries, the Borrowers desire to obtain the following financing facilities from the Lenders:

          (a) a Term A Loan Commitment and a Term B Loan Commitment pursuant to which Borrowings of Term Loans will be made to the Borrowers on the Closing Date in a maximum, original principal amount of $31,000,000 (in the case of Term A Loans) and $100,000,000 (in the case of Term B Loans);

          (b) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed $30,000,000 will be made to the Borrowers from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date;

          (c) a Letter of Credit Commitment pursuant to which each Issuer will issue Letters of Credit for the account of the Borrowers and the Subsidiary Guarantors from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $5,000,000 (PROVIDED, that the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

          (d) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $5,000,000 will be made on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date (PROVIDED, that the aggregate outstanding principal amount of such Swing Line Loans, together with Revolving Loans and Letter of Credit Outstandings, at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

     WHEREAS, the Lenders and the Issuers are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrowers and issue (or participate in) Letters of Credit;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Securities of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (PROVIDED that a Borrower or one of its Subsidiaries is the surviving entity).

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person appointed as the successor Administrative Agent pursuant to SECTION 9.4.

     "AFFECTED LENDER" is defined in SECTION 4.10.

     "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly,

          (a) to vote 10% or more of the Capital Securities (on a fully diluted basis) of such Person, having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

          (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

     "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

     "AGS" is defined in CLAUSE (a) of the SECOND RECITAL.

     "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

          (a) the Base Rate in effect on such day; and

          (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate; PROVIDED, that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

     "APPLICABLE COMMITMENT FEE" means, (a) for each day from the Effective Date to (but excluding) the date five (5) Business Days after the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Effective Date is required to be delivered by Holdings to the Agents pursuant to CLAUSE (c) of SECTION 7.1.1, a fee which shall accrue at a rate of 1/2 of 1% per annum, and (b) at all times from the date five (5) Business Days after the date the Compliance Certificate described in CLAUSE (a) above is required to be delivered, a fee which shall accrue at the applicable rate per annum set forth below under the column entitled "APPLICABLE COMMITMENT FEE", determined by reference to the applicable Leverage Ratio referred to below:



                     Leverage         Applicable Commitment
                      Ratio           ---------------------
                   -----------            Fee
                                          ----
                    greater               .500%
                    than
                    5.00:1.0

                    greater               .375%
                    than
                    4.00:1.0
                    and less
                    than or
                    equal to
                    5.00:1.0


                                      -6-

                     Leverage         Applicable Commitment
                      Ratio           ---------------------
                   -----------            Fee
                                          ----

                    less than             .250%
                    or equal
                    to
                    4.00:1.0

The Leverage Ratio used to compute the Applicable Commitment Fee shall be that set forth in the Compliance Certificate most recently delivered by Holdings to the Agents; changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Agents of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. If Holdings shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Commitment Fee from and including the day immediately following such delivery due date to (but excluding) the date five (5) Business Days after the date Holdings delivers to the Agents a Compliance Certificate shall conclusively be equal to the highest Applicable Commitment Fee set forth above.

     "APPLICABLE MARGIN" means, at all times during the applicable periods set forth below,

          (a) on any date, with respect to the unpaid principal amount of each Term B Loan maintained as a (i) Base Rate Loan, 3.00% per annum and (ii) LIBO Rate Loan, 4.00% per annum;

          (b) from the Effective Date to (but excluding) the date five (5) Business Days after the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Effective Date is required to be delivered by Holdings to the Agents pursuant to CLAUSE (c) of SECTION 7.1.1, with respect to the unpaid principal amount of each (i) Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan), Revolving Loan and Term A Loan maintained as a Base Rate Loan, 2.25% per annum, and (ii) Revolving Loan and Term A Loan maintained as a LIBO Rate Loan, 3.25% per annum; and

          (c) at all times from the date five (5) Business Days after the date the Compliance Certificate described in CLAUSE (b) above is required to be delivered, with respect to the unpaid principal amount of each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan), Revolving Loan and Term A Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "APPLICABLE MARGIN FOR BASE RATE LOANS", in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "APPLICABLE MARGIN FOR LIBO RATE LOANS", in the case of such Loans made or maintained as LIBO Rate Loans:


                                                          Applicable
                                                          Margin For
                              Applicable                  LIBO Rate
        Leverage              Margin For                  ---------
         Ratio              Base Rate Loans               Loans
         -----              ---------------               -----
greater than
5.50:1.0                         2.25%                         3.25%

greater than
5.00:1.0 and less
than or equal to
5.50:1.0                         2.00%                         3.00%

greater than
4.50:1.0 and less
than or equal to
5.00:1.0                         1.75%                         2.75%

greater than
4.00:1.0 and less
than or equal to
4.50:1.0                         1.50%                         2.50%

greater than
3.50:1.0 and less
than or equal to
4.00:1.0                         1.25%                         2.25%

less than or
equal to 3.50:1.0                1.00%                         2.00%

The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Agents; changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon the date five (5) Business Days after the date by which delivery by the Borrowers to the Agents of a new Compliance Certificate is required pursuant to CLAUSE (c) of SECTION 7.1.1. If Holdings shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Margin from and including the day immediately following such delivery due date to (but excluding) the date five
(5) Business Days after the date Holdings delivers to the Agents a Compliance Certificate shall conclusively be equal to the highest Applicable Margin set forth above.

          "ASSIGNEE LENDER" is defined in SECTION 11.11.1.

          "ASSIGNOR LENDER" is defined in SECTION 11.11.1.

     "AUTHORIZED OFFICER" means, relative to any Obligor or the Seller, those of its officers, general parties or managing members (as applicable) whose signatures and incumbency shall have been certified to the Agents, the Lenders and the Issuers pursuant to SECTION 5.1.1.

     "BASE RATE" means, at any time, the rate of interest then most recently established by the Administrative Agent in Charlotte, North Carolina as its base rate for U.S. dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BOFA" is defined in the PREAMBLE.

     "BORROWERS" is defined in the PREAMBLE.

     "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

     "BORROWING REQUEST" means a Loan request and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of EXHIBIT B-1 hereto.

     "BUSINESS DAY" means

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Charlotte, North Carolina or New York, New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in CLAUSE (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

     "CAPITAL EXPENDITURES" means, for any period, the aggregate amount of all expenditures of Holdings, the Borrowers and their respective Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures. It is further agreed and understood by the parties hereto that capital expenditures made by acquisition of all the Capital Securities of an entity that owns fixed or capital assets will also be considered to constitute "Capital Expenditures".

     "CAPITAL SECURITIES" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

     "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of Holdings, either Borrower or any of their respective Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

     "CASH COLLATERALIZE" means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit.

     "CASH EQUIVALENT INVESTMENT" means, at any time:

          (a) any direct obligation of (or unconditionally guaranteed by) the United States of America or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of

America or a State thereof) maturing not more than six months after such time;

          (b) commercial paper maturing not more than 180 days from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's, or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than six months after its date of issuance, which is issued by either

               (i) any domestic office of any bank organized under the laws of
          (A) the United States (or any State thereof) or (B) any other member of the OECD, and, in each case, which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

               (ii) any Lender;

          (d) any repurchase agreement having a term of 7 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in CLAUSE (c)(i) which

               (i) is secured by a fully perfected security interest in any obligation of the type described in CLAUSE (a), and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

          (e) shares of investment companies that are registered under the Investment Company Act of 1940, as amended, and that invest solely in one or more of the types of securities described in CLAUSES (a) through (c) above.

     "CASUALTY EVENT" means the damage, destruction or condemnation, as the case may be, of any property of

Holdings, either Borrower or any of their respective Subsidiaries.

     "CASUALTY PROCEEDS" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by Holdings, either Borrower or any of their respective Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than any Secured Party) which holds a first-priority Lien permitted by SECTION 7.2.3 on the property which is the subject of such Casualty Event.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "CERTIFICATES OF DESIGNATION" means, collectively, the Holdings Certificate of Designation, the WRC Certificate of Designation and the JLC Certificate of Designation.

     "CHANGE IN CONTROL" means

          (a) the failure of Ripplewood to directly or indirectly own beneficially and of record on a fully diluted basis 51% of the outstanding Capital Securities of EAC III, such Capital Securities to be held free and clear of all Liens; or

          (b) at any time prior to the creation of a Public Market, the failure of EAC III to directly or indirectly own beneficially and of record on a fully diluted basis prior to a Permitted Common Stock Exchange, at least 51% of the outstanding Capital Securities of Holdings (other than the PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by Holdings to the holders thereof)) such Capital Securities to be held free and clear of all Liens; or

          (c) at any time after the creation of a Public Market relating to Holdings or WRC, any person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act), other than Ripplewood or any other Common Equity Investor, shall become the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Capital Securities representing more than 20% of the

     Capital Securities of Holdings (other than the PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by Holdings to the holders thereof)) or WRC (other than the WRC Mirror PIK Preferred Equity, if any, and the WRC PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by WRC to the holders thereof)), as the case may be; or

          (d) the first day on which a majority of the members of the Board of Directors of Holdings or either Borrower are not Continuing Directors; or

          (e) at any time prior to the creation of a Public Market, (i) prior to the Permitted Common Stock Exchange, the failure of Holdings at any time to directly own beneficially and of record on a fully diluted basis at least 78.80% and (ii) following the Permitted Common Stock Exchange, the failure of Holdings at any time to directly own beneficially and of record on a fully diluted basis at least 74.78%, in each case, of the outstanding Capital Securities of WRC (other than the WRC Mirror PIK Preferred Equity, if any, and the WRC PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by WRC to the holders thereof in exchange therefor)), such Capital Securities to be held free and clear of all Liens (other than Liens granted under a Loan Document); or

          (f) the failure of Holdings and WRC, individually or collectively, at any time to directly own beneficially and of record on a fully diluted basis 83.90% of the outstanding Capital Securities of JLC (other than the JLC PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by JLC to the holders thereof in exchange therefor)), such Capital Securities to be held free and clear of all Liens (other than Liens granted under a Loan Document); or

          (g) (i) prior to the Permitted Common Stock Exchange, the failure of
     (A) prior to the third anniversary of the Closing Date, at least 83.90% and
     (B) on and subsequent to the third anniversary of the Closing Date, at least 78.80%, and (ii) following the Permitted Common Stock Exchange, the failure of (A) prior to the third anniversary of the Closing Date, at least 79.62% and (B) on and subsequent to the third anniversary of the Closing Date, at least 74.78%, in each case, of the outstanding Capital Securities of WRC (other than the WRC Mirror PIK Preferred Equity, if any, and the WRC PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by WRC to the holders thereof in exchange therefor)) to be pledged by the holder(s) thereof to the Administrative Agent under the Security and Pledge Agreement, provided, however, that after the creation of a Public Market of WRC, each such percentage of WRC's Capital Securities shall be equitably adjusted based upon the amount of Capital Securities issued in connection with a Public Offering of WRC; or

          (h) the failure of the holders thereof to pledge at least 83.90% of the outstanding Capital Securities of JLC (other than the JLC PIK Preferred Equity, if any (and any preferred stock having identical terms thereto that is issued by JLC to the holders thereof in exchange therefor)) to the Administrative Agent under the Security and Pledge Agreement; or

          (i) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any Sub Debt Document.

     "CLOSING DATE" means the date of the initial Credit Extension, which shall be a Business Day.

     "CLOSING DATE CERTIFICATE" means, collectively, the officer's certificate executed and delivered by an authorized officer of each of Holdings, each Borrower and each Subsidiary Guarantor pursuant to the terms of this Agreement, substantially in the form of EXHIBIT D hereto.

     "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

     "COMMITMENT" means, as the context may require, a Lender's Term A Loan Commitment, Term B Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment, or the Swing Line Lender's Swing Line Loan Commitment.

     "COMMITMENT AMOUNT" means, as the context may require, the Term A Loan Commitment Amount, the Term B Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

     "COMMITMENT TERMINATION DATE" means, as the context may require, the Term A Loan Commitment Termination Date, the Term B Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

     "COMMITMENT TERMINATION EVENT" means

               (a) the occurrence of any Event of Default described in CLAUSES
          (a) through (d) of SECTION 8.1.9; or

               (b) the occurrence and continuance of any other Event of Default and either

                         (i) the declaration of all or any portion of the Loans
                    to be due and payable pursuant to SECTION 8.3, or

                         (ii) the giving of notice by the Administrative Agent,
                    acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated.

     "COMMON EQUITY ISSUANCE" is defined in CLAUSE (d) of the THIRD RECITAL.

     "COMMON EQUITY SECURITIES" is defined in CLAUSE (d) of the THIRD RECITAL.

     "COMMON EQUITY SECURITIES INVESTORS" is defined in CLAUSE (a) of the THIRD RECITAL.

     "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of Holdings, substantially in the form of EXHIBIT E hereto, together with such changes thereto as the Agents may from time to time request for the purpose of monitoring Holdings' and the Borrowers' compliance with the financial covenants contained herein.

     "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other

Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

     "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of EXHIBIT C hereto.

     "CONTINUING DIRECTOR" means, as of any date of determination, any member of the Board of Directors of Holdings or either Borrower who (i) was a member of the Board of Directors of such Obligor on the Closing Date or (ii) was nominated for election or elected to the Board of Directors of such Obligor with the approval of a majority of the Continuing Directors who were members of the Board of Directors of such Obligor at the time of such nomination or election.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Holdings or either Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     "COPYRIGHT SECURITY AGREEMENT" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit D to the Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "CREDIT EXTENSION" means, as the context may require,

          (a) the making of a Loan by a Lender; or

          (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

     "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

     "CURRENT ASSETS" means, on any date, without duplication, all assets which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of Holdings and its Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of the Borrowers which have arisen from transactions which are other than arm's-length and in the ordinary course of its business).

     "CURRENT LIABILITIES" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of Holdings and its Subsidiaries at such date, excluding current maturities of Indebtedness.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DEFAULTING LENDER" means any Lender which defaults in its obligation to make any Credit Extension hereunder in accordance with SECTION 2.1.1 or 2.1.2 as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

     "DISBURSEMENT" is defined in SECTION 2.6.2.

     "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

     "DISBURSEMENT DUE DATE" is defined in SECTION 2.6.2.

     "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrowers with the written consent of the Required Lenders.

     "DISPOSITION" (or similar words such as "DISPOSE") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, either of the Borrower's or their respective Subsidiaries' assets (including accounts receivables and Capital Securities of Subsidiaries) to any other Person in a single transaction or series of transactions; PROVIDED that the term "Disposition" shall not include any Permitted Equity Exchange.

     "DLJ" is defined in the PREAMBLE.

     "DLJMB" is defined in CLAUSE (c) of the THIRD RECITAL.

     "DLJMB RELATED PARTY" means (i) any controlling stockholder, majority (or more) owned Subsidiary, or immediate family member (in the case of an individual) of

DLJMB; or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a majority or more controlling interest of which consist of DLJMB and/or such other Persons referred to in the immediately preceding CLAUSE (i).

     "DOCUMENTATION AGENT" is defined in the PREAMBLE.

     "DOLLAR" and the sign "$" mean lawful money of the United States.

     "DOMESTIC OFFICE" means the office of a Lender designated as its "Domestic Office" on its signature page hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Agents and the Borrowers.

     "DOMESTIC SUBSIDIARY" means any Subsidiary that is not a Foreign
Subsidiary.

     "EAC III" is defined in CLAUSE (a) of the THIRD RECITAL.

     "EBITDA" means, for any applicable period, the sum of

          (a) the excess of (i) Net Income (excluding any non-cash revenues included in the computation of Net Income) OVER (ii) Restricted Payments permitted under CLAUSES (c) and (d) of SECTION 7.2.6,
PLUS

          (b) to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization, (ii) income tax expense, (iii) Interest Expense, (iv) depreciation of assets and (v) other non-cash, non-recurring charges.

          "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 11.8.

          "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to the protection of the environment.

          "EQUITY ISSUANCES" is defined in CLAUSE (d) of the THIRD RECITAL.

          "EQUITY SECURITIES" is defined in CLAUSE (d) of the THIRD RECITAL.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

          "EVENT OF DEFAULT" is defined in SECTION 8.1.

          "EXCESS CASH FLOW" means, for any Fiscal Year, the excess (if any), of

               (a) EBITDA for such Fiscal Year OVER

               (b) the sum (for such Fiscal Year), without duplication, of (i) Interest Expense actually paid in cash by Holdings, the Borrowers and their respective Subsidiaries, (ii) scheduled principal repayments, to the extent actually made, of Term Loans pursuant to CLAUSES (c) and
          (d) of SECTION 3.1.1, and other voluntary or mandatory prepayments of Term Loans or repayments of Revolving Loans (accompanied by a permanent commitment reduction), (iii) all income taxes actually paid in cash by Holdings, the Borrowers and their respective Subsidiaries,
          (iv) Capital Expenditures actually made by the Borrowers and their respective Subsidiaries in such Fiscal Year, (v) Investments permitted to be made and actually made in cash pursuant to CLAUSE (d), (g) or
          (i) of SECTION 7.2.5, by the Borrowers and their respective Subsidiaries in such Fiscal Year, (vi) Restricted Payments of the types described in CLAUSES (b), (c), (d), and (f) (other than Restricted Payments made by WRC in respect of the WRC Mirror PIK Preferred Equity that are used by Holdings to make scheduled payments of dividends on the PIK Preferred Equity to WRC) of SECTION 7.2.6 that are permitted to be made and actually made in cash during such Fiscal Year and (vii) payments of interest described in SECTION 7.2.8(a)(i) that are permitted to be made and actually made in cash during such Fiscal Year;

PLUS (MINUS)

               (c) the amount of the net increase (decrease) of Current Assets, other than cash and Cash Equivalent Investments, over Current Liabilities of Holdings, the Borrowers and their respective Subsidiaries for such applicable period.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXEMPTION CERTIFICATE" is defined in CLAUSE (e) of SECTION 4.6.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means the confidential letter, dated October 26, 1999, among DLJ, BofA and Ripplewood.

     "FILING AGENT" is defined in SECTION 5.1.10.

     "FILING STATEMENTS" is defined in SECTION 5.1.10.

     "FINANCED ACQUISITION" is defined in the FIRST RECITAL.

     "FISCAL QUARTER" means a quarter ending on the last day of March, June, September or December.

     "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "2000 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

     "FIXED CHARGE COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

          (a) EBITDA (for all such Fiscal Quarters);

TO

          (b) the sum (for all such Fiscal Quarters), without duplication, of
     (i) Interest Expense, (ii) Capital Expenditures of the Borrowers and their respective Subsidiaries made during such Fiscal Quarters, (iii) scheduled principal repayments of Indebtedness made during such period (including repayments of the Term Loans pursuant to CLAUSES (c) and (d) of SECTION 3.1.1, after giving effect to any reductions in such scheduled principal repayments attributable to any optional or mandatory prepayments of the Term Loans), (iv) all income taxes actually paid in cash by Holdings, the Borrowers and their respective Subsidiaries, (v) Restricted Payments of the types described in CLAUSES (b) and (f) (other than Restricted Payments made by WRC in respect of the WRC Mirror PIK Preferred Equity that are used by Holdings to make scheduled payments of dividends on the PIK Preferred Equity to WRC) of SECTION 7.2.6 actually made during such applicable period and (vi) payments of interest described in SECTION 7.2.8(a)(i) that are actually made during such applicable period.

     "FOREIGN PLEDGE AGREEMENT" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by either Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance satisfactory to the Agents, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the Security and Pledge Agreement).

     "FOREIGN SUBSIDIARY" means any Subsidiary of Holdings (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the property and assets of which are located outside of the United States of America.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in SECTION 1.4.

     "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "GUARANTOR" means, as the context may require, Holdings and/or each Subsidiary Guarantor.

     "HAZARDOUS MATERIAL" means

               (a) any "hazardous substance", as defined by CERCLA;

               (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

               (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable Environmental Law.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

     "HOLDINGS" is defined in the PREAMBLE.

     "HOLDINGS CERTIFICATE OF DESIGNATION" means that certain Certificate of Designation, Performance and Rights of 15% Senior Preferred Stock due 2011 of Holdings, dated November 16, 1999 and made pursuant to Section 151 of the General Corporation Law of the State of Delaware.

     "HOLDINGS (UNIT) COMMON STOCK" is defined in CLAUSE (b) of the THIRD
RECITAL.

     "IMPERMISSIBLE QUALIFICATION" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of Holdings or either Borrower

          (a) which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Holdings or such Borrower to be in Default.

     "INCLUDING" and "INCLUDE" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INDEBTEDNESS" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all Capitalized Lease Liabilities of such Person;

          (d) net termination value of such Person under all of its Hedging Obligations as if such Hedging Obligations were terminated on the date of the determination of the amount of Indebtedness;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

          (f) obligations of such Person arising under Synthetic Leases;

          (g) Redeemable Capital Stock of such Person; and

          (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "INDEMNIFIED LIABILITIES" is defined in SECTION 11.4.

          "INDEMNIFIED PARTIES" is defined in SECTION 11.4.

     "INTERCO SUBORDINATION AGREEMENT" means the Intercompany Subordination Agreement, substantially in the form of EXHIBIT K hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "INTERCOMPANY NOTE" means, with respect to Holdings, either Borrower or any of their respective Subsidiaries, as the maker thereof, a promissory note substantially in the form of Exhibit A to the Security and Pledge Agreement (with such modifications as the Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall evidence all intercompany loans which may be made from time to time by the payee thereunder to such maker and shall be duly endorsed and pledged by the payee in favor of the Administrative Agent.

     "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate interest expense (both accrued and paid) of Holdings, the Borrowers and their respective Subsidiaries for such Fiscal Quarter, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense (net of interest income and net payments under Hedging Obligations relating to interest rate swaps, caps or collars paid during such period to the Borrowers and their respective Subsidiaries) or made in respect of Hedging Obligations relating to interest rates swaps, caps or collars.

     "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTIONS 2.3 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three, six months or, if then generally available to each applicable Lender, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the applicable Borrower may select in its relevant notice pursuant to SECTIONS 2.3 or 2.4; PROVIDED, HOWEVER, that

          (a) such Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "INVESTMENT" means, relative to any Person,

          (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person; and

          (b) any Capital Securities held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     "ISP RULES" is defined in SECTION 11.9.

     "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of EXHIBIT B-2 hereto.

     "ISSUER" means the Administrative Agent in its capacity as Issuer of the Letters of Credit. At the request of the Administrative Agent and with the Borrowers' consent (not to be unreasonably withheld), another Lender or an Affiliate of the Administrative Agent may issue one or more Letters of Credit hereunder.

     "JLC" is defined in the PREAMBLE.

     "JLC CERTIFICATE OF DESIGNATION" means a certificate of designation substantially in the form of the certificate of designation described in clause
(i) of the definition of the term "WRC Certificate of Designation" and relating to the JLC PIK Preferred Equity.

     "JLC PIK PREFERRED EQUITY" is defined in CLAUSE (c) of the THIRD RECITAL.

     "JLC WARRANTS" is defined in CLAUSE (c) of the THIRD RECITAL.

     "LANDLORD WAIVER" means an agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Agents.

     "LENDER ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of EXHIBIT L hereto.

     "LENDERS" is defined in the PREAMBLE and includes each Person that becomes a Lender pursuant to SECTION 11.11.1.

     "LENDER'S ENVIRONMENTAL LIABILITY" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against either Agent, any Lender or any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

          (a) any Hazardous Material on, in, under or affecting all or any portion of any property of Holdings, either Borrower or any of their respective Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from Holdings', either Borrower's or any of their respective Subsidiaries' or any of their respective predecessors' properties;

          (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in SECTION 6.12;

          (c) any violation or claim of violation by Holdings, either Borrower or any of their respective Subsidiaries of any Environmental Laws; or

          (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by Holdings, either Borrower or any of their respective Subsidiaries, or in connection with any property owned or formerly owned by Holdings, either Borrower or any of their respective Subsidiaries.

     "LETTER OF CREDIT" is defined in SECTION 2.1.2.

     "LETTER OF CREDIT COMMITMENT" means, with respect to an Issuer, such Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.2 and, with respect to each Revolving Loan Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.6.1.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $5,000,000, as such amount may be permanently reduced from time to time pursuant to SECTION 2.2.

     "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "LEVERAGE RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

          (a) Total Debt outstanding on the last day of such Fiscal Quarter
TO

          (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

     "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the interest rate per annum for deposits in Dollars, if any, for a period equal to the relevant Interest Period which appears on Telerate Page 3750 at approximately 11:00 a.m., London time, prior to the commencement of such Interest Period. If such a rate does not appear on Telerate Page 3750, the LIBO Rate shall be the rate of interest equal to the average (rounded, if necessary, to the nearest 1/100 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

         LIBO Rate         =            LIBO
RATE
  (Reserve Adjusted)              1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

     "LIBOR OFFICE" means the office of a Lender designated as its "LIBOR Office" on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrowers and the Agents, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

     "LIFETIME" is defined in CLAUSE (a) of the SECOND RECITAL.

     "LOAN" means, as the context may require, a Revolving Loan, a Term Loan or a Swing Line Loan of any type.

     "LOAN DOCUMENTS" collectively means this Agreement, the Letters of Credit, each Secured Hedging Agreement, the Interco Subordination Agreement, the Fee Letter, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations, each Credit Extension Request and each other agreement which specifies that it is a Loan Document and to which Holdings, either Borrower or any Subsidiary Guarantor is a signatory.

     "MANAGEMENT FEES" means all management and similar fees payable to any Person (including Ripplewood) by Holdings, either Borrower or any Subsidiary.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, assets, condition (financial or otherwise), operations, performance, properties or Projections of Holdings, the Borrowers and their respective Subsidiaries, taken as a whole, (ii) the rights and remedies of any Secured Party under any Loan Document or (iii) the ability of any Obligor to perform its material Obligations under any Loan Document.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MORTGAGE" means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement in substantially the form of EXHIBIT I-1 or EXHIBIT I-2 hereto, as applicable, under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

     "NET DEBT PROCEEDS" means, with respect to the incurrence, sale or issuance by Holdings, either Borrower or any of their respective Subsidiaries of any Indebtedness (other than Indebtedness permitted by SECTION 7.2.2), the EXCESS of:

          (a) the gross cash proceeds received by Holdings, such Borrower or such Subsidiaries from such incurrence, sale or issuance,
OVER

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such incurrence, sale or issuance which have not been paid to Affiliates of Holdings or either Borrower in connection therewith.

     "NET DISPOSITION PROCEEDS" means, with respect to any Disposition of any assets of Holdings, either Borrower or any of their respective Subsidiaries (other than pursuant to a Permitted Asset Disposition of the type not described in clause (f) of the definition thereof), the EXCESS of

          (a) the gross cash proceeds received by Holdings, such Borrower or such Subsidiaries from any such Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof,
OVER

          (b) the sum (without duplication) of (i) all reasonable and customary legal, investment banking, brokerage and accounting and other professional fees and disbursements actually incurred in connection with such Disposition which have not been paid to Affiliates of Holdings or either Borrower in connection therewith, (ii) all taxes and other governmental costs and expenses actually paid or estimated by such Person (in good faith) to be payable in cash in connection with such Disposition, (iii) payments made by such Person to retire Indebtedness (other than the Credit Extensions) of such Person where payment of such Indebtedness is required in connection with such Disposition and (iv) reserves for purchase price adjustments and retained fixed liabilities that are payable by such Borrower or such Subsidiary in cash to the extent required under GAAP in connection with such Disposition;

PROVIDED, HOWEVER, that if, after the payment of all taxes, purchase price adjustments and retained fixed liabilities with respect to such Disposition, the amount of estimated taxes, if any, pursuant to CLAUSE (b)(ii) above exceeded the amount of taxes, purchase price adjustments and retained fixed liabilities actually paid in cash in respect of such Disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

     "NET EQUITY PROCEEDS" means with respect to the sale or issuance by Holdings, either Borrower or any of their respective Subsidiaries to any Person (other than Holdings, either Borrower or any of their respective Subsidiaries) of any Capital Securities, warrants or options or the exercise of any such warrants or options (other than pursuant to a Permitted Equity Exchange), the EXCESS of:

          (a) the gross cash proceeds received by Holdings, such Borrower or such Subsidiaries from such sale, exercise or issuance,
OVER

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of Holdings or either Borrower in connection therewith.

     "NET INCOME" means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of any extraordinary gains but including extraordinary losses) which would be included as net income on the consolidated financial statements of Holdings for such period.

     "NON-DEFAULTING LENDER" means a Lender that is not a Defaulting Lender.

     "NON-DOMESTIC LENDER" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

     "NON-EXCLUDED TAXES" means any Taxes other than income, franchise or similar Taxes imposed on, or measured by, the net income of a Secured Party by a Governmental Authority in the country or political subdivision therein in which such Secured Party is organized or in which it maintains its applicable lending office or in any other jurisdiction to which a Secured Party has any contact constituting a basis for the imposition of such Taxes, other than a contact arising solely from the Secured Party having executed, delivered, or performed its obligations under, or received a payment under, or enforced this Agreement or any other Loan Document.

     "NOTE" means, as the context may require, a Revolving Note, a Term A Note, a Term B Note or a Swing Line Note.

     "OBLIGATIONS" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of Holdings, each Borrower and each other Obligor arising under or in connection with a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in SECTION 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

     "OBLIGOR" means, as the context may require, Holdings, each Borrower and each other Person (other than a Secured Party and the Seller) obligated under any Loan Document and their permitted successors and assigns.

     "OECD" means the Organization for Economic Cooperation and Development.

     "OFFERING MEMORANDUM" means the Offering Memorandum, dated November 10, 1999, captioned "$152,000,000, WRC Media Inc., 152,000 Units Consisting of
12 3/4% Senior Subordinated Notes due 2009 of WRC Media Inc., Weekly Reader Corporation and JLC Learning Corporation, and 205,656 Shares of common Stock of WRC Media Inc."

     "ORGANIC DOCUMENT" means, relative to any Obligor or the Seller, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all certificates of designation, shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's or the Seller's partnership interests, limited liability company interests or authorized shares of Capital Securities.

     "OTHER TAXES" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of the execution, delivery, registration, recording or enforcement of any Loan Document.

     "PARTICIPANT" is defined in SECTION 11.11.2.

     "PATENT SECURITY AGREEMENT" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit B to the Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "PENSION PLAN" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which

Holdings, either Borrower or any corporation, trade or business that is, along with Holdings or such Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "PERCENTAGE" means, as the context may require, any Lender's RL Percentage, Term A Percentage or Term B Percentage.

     "PERFECTION CERTIFICATE" means the Perfection Certificate executed and delivered by an Authorized Officer of each Obligor that is a party to the Security and Pledge Agreement pursuant to SECTION 5.1.15 or 7.1.8, substantially in the form of EXHIBIT H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "PERMITTED ACQUISITION" means an Acquisition by either Borrower or any of its Subsidiaries in which the following conditions are satisfied:

          (a) immediately before and after giving effect to such Acquisition no Specified Default shall have occurred and be continuing or would result therefrom (including under SECTION 7.2.1); and

          (b) Holdings shall have delivered to the Agents a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such Acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to SECTION 7.1.1) giving PRO FORMA effect to the consummation of such Acquisition and evidencing compliance with the covenants set forth in SECTION 7.2.4.

     "PERMITTED ASSET DISPOSITION" means any Disposition consisting of (a) Dispositions of inventory in the ordinary course of business, (b) Dispositions of equipment which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is greater, of not more than $1,500,000, (c) Dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of either Borrower, no longer best used or useful in its respective business or that of any of its respective Subsidiaries, (d) leases or subleases of real property and the licensing of intellectual property in the ordinary course of business, (e) Dispositions of property to either of the Borrowers or any of their respective Subsidiaries or (f) Restricted Asset Dispositions in a single transaction or series of transactions.

     "PERMITTED COMMON STOCK EXCHANGE" means a Permitted Equity Exchange of the type set forth in (i) CLAUSE (iv) of the definition thereof or (ii) CLAUSE (v) of the definition thereof.

     "PERMITTED EQUITY EXCHANGE" means (i) the issuance by JLC or WRC of common stock upon the exercise of the JLC Warrants or the WRC Warrants, respectively,
(ii) the issuance by JLC and/or WRC of JLC PIK Preferred Equity and/or WRC PIK I Preferred Equity in exchange for all of the PIK Preferred Equity, (iii) the issuance by JLC and/or WRC of preferred stock to the holders of the JLC PIK Preferred Equity and/or the WRC PIK Preferred Equity that is identical to such JLC PIK Preferred Equity and/or such WRC PIK Preferred Equity, except that such preferred stock is not subject to restrictions upon transfer under the federal securities laws, (iv) the issuance of common stock of WRC and WRC PIK II Preferred Equity to Holdings pursuant to a transaction permitted under SECTION 11.12, (v) the issuance of common stock of WRC in exchange for the Holdings
(Unit) Common Stock (A) in connection with (1) a Public Offering relating to WRC or (2) to the extent permitted hereunder, the sale of all or substantially all of the assets of WRC or (B) in connection with a transaction permitted under
SECTION 11.12 or (vi) in connection with a Public Offering relating to Holdings, the issuance of common stock of Holdings in exchange for JLC Warrants (or warrant shares issued by JLC in connection with the exchange of such JLC Warrants) and/or WRC Warrants (or warrant shares issued by WRC in connection with the exchange of such WRC Warrants), in each case to the holders of such Capital Securities so being exchanged.

     "PERSON" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

     "PIK PREFERRED EQUITY" is defined in CLAUSE (c) of the THIRD RECITAL.

     "PIK PREFERRED EQUITY HOLDERS" is defined in CLAUSE (c) of the THIRD
RECITAL.

     "PIK PREFERRED EQUITY ISSUANCE" is defined in CLAUSE (c) of the THIRD RECITAL.

     "PLEDGED SUBSIDIARY" means each Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of (i) any of the Capital Securities of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to either Borrower or another Subsidiary.

     "PREFERRED STOCKHOLDERS AGREEMENT" is defined in CLAUSE (c) of the THIRD RECITAL.

     "PRI" is defined in CLAUSE (a) of the SECOND RECITAL.

     "PROJECTIONS" is defined in CLAUSE (a)(iii) of SECTION 5.1.8.

     "PUBLIC MARKET" shall exist if (i) a Public Offering has been consummated and (ii) any Capital Securities of Holdings has been distributed by means of an effective registration statement under the Securities Act of 1933, as amended.

     "PUBLIC OFFERING" means a public offering of the outstanding Capital Securities of Holdings or WRC pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in Net Equity Proceeds of at least $60,000,000..

     "PURCHASE AGREEMENT" is defined in the FIRST RECITAL.

     "QUARTERLY PAYMENT DATE" means the last Business Day of March, June, September and December.

     "REDEEMABLE CAPITAL STOCK" means, with respect to any Person, any class of Capital Securities of such Person or any of its Subsidiaries which, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (a) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the first anniversary of the Stated Maturity Date for the Term Loans, (b) is redeemable at the option of the holder thereof at any time prior to such anniversary or (c) is convertible into or exchangeable for debt securities of such Person or any of its Subsidiaries at any time prior to such anniversary.

     "REFINANCING" is defined in CLAUSE (c) of the SECOND RECITAL.

     "REFUNDED SWING LINE LOANS" is defined in CLAUSE (b) of SECTION 2.3.2.

     "REGISTER" is defined in SECTION 2.7(b).

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

     "RELATED FUND" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "RELEASE" means a "RELEASE", as such term is defined in CERCLA.

     "REPLACEMENT LENDER" is defined in SECTION 4.9.

     "REPLACEMENT NOTICE" is defined in SECTION 4.9.

     "REQUIRED LENDERS" means, at any time,

          (a) prior to the Closing Date, Lenders having at least 51% of the Term Loan Commitments and the Revolving Loan Commitments; and

          (b) on and after the Closing Date, Non-Defaulting Lenders holding at least 51% of (i) the Total Exposure Amount of Non- Defaulting Lenders or
     (ii) if the Revolving Loan Commitments shall have been terminated or expired or for purposes of acceleration pursuant to SECTION 8.3, the aggregate principal amount of the then outstanding Loans and Letter of Credit Outstandings of Non-Defaulting Lenders.

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as amended.

     "RESPONSIBLE OFFICER" means, with respect to any Person, its chief executive officer, president or any vice president, managing director, chief operating officer, chief financial or accounting officer, treasurer, controller or other officer thereof having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial or accounting officer, treasurer or controller of such Person, or any other officer having substantially the same authority and responsibility.

     "RESTRICTED ASSET DISPOSITION" means any Disposition other than a Disposition referred to in CLAUSES (a) through (e) of the definition of Permitted Asset Disposition having an aggregate fair market value or book value, whichever is greater, of not more than $2,500,000; PROVIDED that the proceeds therefrom shall be applied as provided in SECTION 3.1.1(e).

     "RESTRICTED PAYMENT" means (a) the declaration or payment of any dividend (other than dividends payable solely in Capital Securities of either Borrower) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Securities of either Borrower or any Subsidiary or any warrants or options to purchase any such Capital Securities, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of either Borrower or any Subsidiary or otherwise, (b) the exchange of the Capital Securities of either Borrower for the Capital Securities of Holdings other than in connection with a Permitted Equity Exchange, (c) the making of any Investment in Holdings by any of its Subsidiaries, or (d) the payment of any Management Fee.

     "REVOLVING LOAN" is defined in SECTION 2.1.1.

     "REVOLVING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to CLAUSE (a) of SECTION
2.1.1. A Lender shall not have a Revolving Loan Commitment if its RL Percentage is zero.

     "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $30,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of

          (a) December 31, 1999 (if the initial Credit Extension has not occurred on or prior to such date);

          (b) November 17, 2005;

          (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

          (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding CLAUSE (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

     "REVOLVING LOAN LENDER" is defined in CLAUSE (a) of SECTION 2.1.1.

     "REVOLVING NOTE" means a joint and several promissory note of the Borrowers payable to any Revolving Loan Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "RIPPLEWOOD" is defined in CLAUSE (a) of the THIRD RECITAL.

     "RL PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth on SCHEDULE II hereto under the Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to SECTION 11.11.1.

     "ROLLOVER EQUITY" is defined in CLAUSE (b) of the SECOND RECITAL.

     "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.

     "SEC" means the Securities and Exchange Commission.

     "SECURED HEDGING AGREEMENTS" means, collectively, all currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect either Borrower or any of its Subsidiaries against fluctuations in interest rates or currency exchange rates that are entered into in the ordinary course of business to limit risks of currency or interest rate fluctuations and not for speculative purposes by such Borrower or any such Subsidiary and under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender.

     "SECURED PARTIES" means, collectively, the Lenders, the Issuers, the Agents, each counterparty to a Secured Hedging Agreement that is (or at the time such Secured Hedging Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

     "SECURITY AND PLEDGE AGREEMENT" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of Holdings, each Borrower and each Subsidiary Guarantor pursuant to SECTION 5.1.13 or 7.1.8, substantially in the form of EXHIBIT G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SELLER PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by an Authorized Officer of Seller pursuant to SECTION 5.1.13, substantially in the form of EXHIBIT G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time

     "SELLER" is defined in the FIRST RECITAL.

     "SOLVENT" means, with respect to any Person and its Subsidiaries on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature, and (d) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

     "SPECIFIED DEFAULT" means the occurrence and continuance of (a) a Default under SECTION 8.1.1 or SECTION 8.1.9 or (b) any Event of Default.

     "STATED AMOUNT" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

     "STATED EXPIRY DATE" is defined in SECTION 2.6.

     "STATED MATURITY DATE" means

          (a) with respect to all Term A Loans, November 17, 2005;

          (b) with respect to all Term B Loans, November 17, 2006; and

          (c) with respect to all Revolving Loans and Swing Line Loans, November 17, 2005.


     "SUB DEBT DOCUMENTS" means, collectively, the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments (including the Subordinated Notes) and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with SECTION 7.2.12.

     "SUBORDINATED DEBT" means unsecured Indebtedness of each Obligor (including the Indebtedness evidenced by the Subordinated Notes) subordinated in right of payment to the monetary Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Required Lenders.

     "SUBORDINATED NOTE ISSUANCE" is defined in CLAUSE (b) of the THIRD RECITAL.

     "SUBORDINATED NOTES" is defined in CLAUSE (b) of the THIRD RECITAL.

     "SUBSCRIPTION AGREEMENT" means that certain Preferred Stock and Warrants Subscription Agreement, dated as of November 17, 1999, among Holdings, WRC, JLC and the buyers named therein.

     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding Voting Securities (irrespective of whether at the time Capital Securities of any other class or classes of such corporation, limited liability company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the applicable Borrower.

     "SUBSIDIARY GUARANTOR" means each Domestic Subsidiary that has executed and delivered to the Administrative Agent the Subsidiary Guaranty (or a supplement thereto).

     "SUBSIDIARY GUARANTY" means the subsidiary guaranty executed and delivered by each Subsidiary Guarantor pursuant to the terms of this Agreement, substantially in the form of EXHIBIT J hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SWING LINE LENDER" means, subject to the terms of this Agreement, the Administrative Agent.

     "SWING LINE LOAN" is defined in CLAUSE (b) of SECTION 2.1.1.

     "SWING LINE LOAN COMMITMENT" is defined in CLAUSE (b) of SECTION 2.1.1.

     "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "SWING LINE NOTE" means a joint and several promissory note of the Borrowers payable to the Swing Line Lender, in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "SYNDICATION AGENT" is defined in the PREAMBLE.

     "SYNTHETIC LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

     "TAX SHARING AGREEMENT" means the Tax Sharing Agreement, dated November 17, 1999, among Holdings and each of its Subsidiaries, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

     "TAXES" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

     "TELERATE PAGE 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on the service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for Dollar deposits).

     "TERM A LOAN" is defined in CLAUSE (a) of SECTION 2.1.3.

     "TERM A LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Term A Loans pursuant to CLAUSE (a) of SECTION 2.1.3.

     "TERM A LOAN COMMITMENT AMOUNT" means, on any date, $31,000,000.

     "TERM A LOAN COMMITMENT TERMINATION DATE" means the earliest of

          (a) December 31, 1999 (if the Term A Loans have not been made on or prior to such date);

          (b) the Closing Date (immediately after the making of the Term A Loans on such date); and

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (b) or (c), the Term A Loan Commitments shall terminate automatically and without any further action.

     "TERM A NOTE" means a joint and several promissory note of the Borrowers payable to any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TERM A PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Term A Loans set forth on SCHEDULE II hereto under the Term A Loan Commitment column or set forth in a Lender Assignment Agreement under the Term A Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to SECTION 11.11.1. A Lender shall not have any Term A Loan Commitment if its percentage under the Term A Loan Commitment column is zero.

     "TERM B LOAN" is defined in CLAUSE (b) of SECTION 2.1.3.

     "TERM B LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Term B Loans pursuant to CLAUSE (b) of SECTION 2.1.3.

     "TERM B LOAN COMMITMENT AMOUNT" means, on any date, $100,000,000.

     "TERM B LOAN COMMITMENT TERMINATION DATE" means the earliest of

          (a) December 31, 1999 (if the Term B Loans have not been made on or prior to such date);

          (b) the Closing Date (immediately after the making of the Term B Loans on such date); and

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (b) or (c), the Term B Loan Commitments shall terminate automatically and without any further action.

     "TERM B NOTE" means a joint and several promissory note of the Borrowers payable to any Lender, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TERM B PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Term B Loans set forth on SCHEDULE II hereto under the Term B Loan Commitment column or set forth in a Lender Assignment Agreement under the Term B Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to SECTION 11.11.1. A Lender shall not have any Term B Loan Commitment if its percentage under the Term B Loan Commitment column is zero.

     "TERM LOANS" means, collectively, the Term A Loans and the Term B Loans.

     "TERMINATION DATE" means the date on which all monetary Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired (or the Administrative Agent shall have received immediately available funds in an amount equal to all Letter of Credit Outstandings, deposited in a cash collateral account with the Administrative Agent or its designee on terms satisfactory to the Administrative Agent), all Secured Hedging Agreements have been terminated and all Commitments shall have terminated.

     "TOTAL DEBT" means, on any date, the outstanding principal amount of all Indebtedness of Holdings, the Borrowers and their respective Subsidiaries of the type referred to in CLAUSE (a), CLAUSE (b), CLAUSE (c), CLAUSE (f) and CLAUSE
(g), in each case of the definition of "Indebtedness" and any Contingent Liability in respect of any of the foregoing.

     "TOTAL EXPOSURE AMOUNT" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

     "TRADEMARK SECURITY AGREEMENT" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit C to the Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "TRANCHE" means, as the context may require, the Loans constituting Term A Loans, Term B Loans, Revolving Loans or Swing Line Loans.

     "TRANSACTION" is defined in CLAUSE (c) of the SECOND RECITAL.

     "TRANSACTION DOCUMENTS" means the Purchase Agreement, the Organic Documents of each Borrower and Holdings, the Sub Debt Documents, the Preferred Stockholders Agreement, the Subscription Agreement, the Certificates of Designation, the Units Shareholders Agreement and the Tax Sharing Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with SECTION 7.2.12.

     "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED, that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, U.C.C. means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

     "UNIFORM CUSTOMS" is defined in SECTION 11.9.

     "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

     "UNITS SHAREHOLDERS AGREEMENT" means the Stockholders Agreement, dated as of November 17, 1999, among Holdings, the Borrowers, EAC III, Donaldson, Lufkin & Jenrette Securities Corporation and Bank of America Securities LLC, as the same may be amended, supplemented, amended and restated or otherwise in accordance with the terms hereof.

     "VOTING SECURITIES" means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "WELFARE PLAN" means a "WELFARE PLAN", as such term is defined in Section 3(1) of ERISA.

     "WHOLLY OWNED" means any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by either Borrower.

     "WRC" is defined in the PREAMBLE.

     "WRC CERTIFICATE DESIGNATION" means (i) that certain Certificate of Designation of 15% Senior Preferred Stock due 2011 of WRC, dated November 16, 1999 and made pursuant to Section 151 of the General Corporation Law of the State of Delaware and (ii) each other certificate of designation in substantially the same form as the certificate of designation described in CLAUSE (i) above and relating to the WRC PIK Preferred Equity.

     "WRC MIRROR PIK PREFERRED EQUITY" is defined in CLAUSE (e) of the THIRD RECITAL.

     "WRC PIK PREFERRED EQUITY" means, as the context may require, the WRC PIK I Preferred Equity and/or the WRC PIK II Preferred Equity, which shall not have an aggregate liquidation preference exceeding an amount equal to the sum of (x) $75,000,000, (y) any accrued but unpaid dividends on the PIK Preferred Equity and (z) the aggregate liquidation preference of additional PIK Preferred Equity issued in lieu of cash dividends on the PIK Preferred Equity.

     "WRC PIK I PREFERRED EQUITY" is defined in CLAUSE (c) of the THIRD RECITAL.

     "WRC PIK II PREFERRED EQUITY" is defined in CLAUSE (c) of the THIRD
RECITAL.

     "WRC WARRANTS" is defined in CLAUSE (c) of the THIRD RECITAL.

     SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

     SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under SECTION 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in CLAUSE (a) of
SECTION 5.1.8. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for Holdings, the Borrowers and their respective Subsidiaries, in each case without duplication.

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

     SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuers severally agree to make Credit Extensions as set forth below.

     SECTION 2.1.1. REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT. From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date,

          (a) each Lender that has a Revolving Loan Commitment (referred to as a "REVOLVING LOAN LENDER") agrees that it will make loans (relative to such Lender, its "REVOLVING LOANS") to the applicable Borrower equal to such Lender's RL Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by such Borrower to be made on such day; and

          (b) the Swing Line Lender agrees that it will make loans (its "SWING LINE LOANS") to the applicable Borrower equal to the principal amount of the Swing Line Loan requested by such Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause is herein referred to as its "SWING LINE LOAN COMMITMENT".

On the terms and subject to the conditions hereof, each Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans. No Revolving Loan Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Revolving Loan Lender, together with such Lender's RL Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender's RL Percentage of the then existing Revolving Loan Commitment Amount. Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount (ii) the sum of the aggregate amount of all outstanding Swing Line Loans PLUS the aggregate amount of all Revolving Loans and Letter of Credit Outstandings would exceed the Revolving Loan Commitment Amount or (iii) unless otherwise agreed to by the Swing Line Lender, in its sole discretion, the sum of all Swing Line Loans and Revolving Loans made by the Swing Line Lender PLUS the Swing Line Lender's RL Percentage of the aggregate amount of Letter of Credit Outstandings would exceed the Swing Line Lender's RL Percentage of the then existing Revolving Loan Commitment Amount.

     SECTION 2.1.2. LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, the relevant Issuer agrees that it will

          (a) issue one or more letters of credit (relative to such Issuer, its "LETTER OF CREDIT") for the account of the applicable Borrower or any of its Subsidiaries in the Stated Amount requested by such Borrower on such day; or

          (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder.

No Stated Expiry Date shall be scheduled to occur beyond the earlier of (i) the Revolving Loan Commitment Termination Date and (ii) unless otherwise agreed to by the Issuer in its sole discretion, one year from the date of such issuance or extension. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or
(ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

     SECTION 2.1.3. TERM LOAN COMMITMENT. On the same day (which shall be a Business Day) on or prior to the applicable Commitment Termination Date, each Lender that has a Term A Loan Commitment or a Term B Loan Commitment, as applicable, agrees that it will

          (a) make loans (relative to such Lender, its "TERM A LOANS") to the applicable Borrower equal to such Lender's Term A Percentage of the aggregate amount of the Borrowing of Term A Loans requested by such Borrower to be made on such day; and

          (b) make loans (relative to such Lender, its "TERM B LOANS") to the applicable Borrower equal to such Lender's Term B Percentage of the aggregate amount of the Borrowing of Term B Loans requested by such Borrower to be made on such day.

No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time pursuant to this SECTION 2.2.

     SECTION 2.2.1. OPTIONAL. The Borrowers may, from time to time on any Business Day, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrowers; PROVIDED, HOWEVER, that all such reductions shall require at least one

Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of
(i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrowers in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or any Issuer.

     SECTION 2.2.2. MANDATORY. Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid on account of CLAUSE (e), (f), (g) or
(h) of SECTION 3.1.1, in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding.

     SECTION 2.3. BORROWING PROCEDURES. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with SECTION 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with SECTION 2.3.2.

     SECTION 2.3.1. BORROWING PROCEDURE. In the case of Loans other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon on a Business Day, each Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $2,000,000 and an integral multiple of $1,000,000, in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment; provided, however, that all of the initial Loans shall be made as Base Rate Loans. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the

Business Day, specified in such Borrowing Request. In the case of Loans other than Swing Line Loans, on or before 1:00 p.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the applicable Borrower by wire transfer to the accounts such Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice to the Swing Line Lender on or before 2:00 p.m. on a Business Day (followed (within one Business
Day) by the delivery of a confirming Borrowing Request), each Borrower may from time to time prior to the Revolving Loan Commitment Termination Date irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $100,000 and an integral multiple of $50,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the applicable Borrower by wire transfer to the account such Borrower shall have specified in its notice therefor by the close of business on the Business Day telephonic notice is received by the Swing Line Lender.

     (b) If (i) any Swing Line Loan shall be outstanding for more than four Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when either Borrower requests that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Revolving Loan Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Revolving Loan Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"). On or before 11:00 a.m. on the first Business Day following receipt by each Revolving Loan Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the Revolving Loan Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender's RL Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such Revolving Loan Lender's Revolving Note, if any, and shall be recorded as an outstanding Revolving Loan of such Lender in the Register and shall no longer be owed under the Swing Line Note, if any, and the Register shall be revised to reflect that such Swing Line Loan was repaid. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any monetary Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m. on a Business Day, each Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $2,000,000 and an integral multiple of $1,000,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate

Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the applicable Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, each Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m. on a Business Day, each Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the applicable Issuer, in its sole discretion), that such Issuer issue, or extend (in the case of a standby Letter of Credit) the Stated Expiry Date of, a Letter of Credit on behalf of such Borrower (whether issued for the account of or on behalf of such Borrower or any Subsidiary Guarantor) in such form as may be requested by such Borrower and approved by such Issuer, solely for the purposes described in
SECTION 7.1.7. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, such Borrower hereby acknowledges and agrees that it shall be jointly and severally obligated to reimburse the applicable Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is such Borrower, the other Borrower or a Subsidiary Guarantor). Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) (unless otherwise agreed to by an Issuer, in its sole discretion) one year from the date of its issuance or extension. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues. It is understood and agreed that Letters of Credit issued hereunder need not be issued in any minimum amount.

     SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit, and without further action, each Revolving Loan Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its Percentage to make Revolving Loans, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be responsible for reimbursing within one Business Day the Issuer for Reimbursement Obligations which have not been reimbursed by the applicable Borrower in accordance with SECTION 2.6.3. In addition, such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to an Issuer of such Letter of Credit pursuant to the last sentence of SECTION 3.3.3) and of interest payable pursuant to SECTION 3.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from such Borrower or otherwise) in respect of such Disbursement.

     SECTION 2.6.2. DISBURSEMENTS; CONVERSION TO REVOLVING LOANS. An Issuer will notify the applicable Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. on the first Business Day following the later of the receipt of such notice by such Borrower and the Administrative Agent and the Disbursement Date (the "DISBURSEMENT DUE DATE"), the applicable Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to SECTION 3.2 for the period from the Disbursement Date through the date of such reimbursement; PROVIDED, HOWEVER, that, if no Specified Default shall have then occurred and be continuing, unless the applicable Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse such Issuer for the applicable Disbursement, then the making of such Disbursement shall be deemed to be a Borrowing of Revolving Loans constituting Base Rate Loans and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a Revolving Loan Commitment (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, each Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is such Borrower, the other Borrower or a Subsidiary of either such Borrower).

     SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of each Borrower under SECTION 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of such Borrower to reimburse an Issuer, each Revolving Loan Lender's obligation under
SECTION 2.6.1 to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower or such Revolving Loan Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any nonapplication or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of such Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

     SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Default under SECTION 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to each Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

          (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to such Borrower or any other Person, be deemed to have been paid or disbursed by the Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

          (b) such Borrower shall be immediately obligated to reimburse the Issuers for the amount deemed to have been so paid or disbursed by such Issuers.

Amounts payable by each Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to such Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations.

     SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. Each Borrower, each other Obligor, the Seller and, to the extent set forth in SECTION 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopier, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor, the Seller and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor, the Seller or any Secured Party, as the case may be. Notwithstanding the foregoing, the Lenders (other than the applicable Issuer in its capacity as such) shall not be liable for any obligation resulting from the gross negligence or willful misconduct (as determined by a court of competent jurisdiction) of the applicable Issuer with respect to any Letter of Credit.

     SECTION 2.7. REGISTER; NOTES. (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to CLAUSE (c) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrowers, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on each Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of either Borrower, any other Obligor or the Seller.

     (b) Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for the purpose of this CLAUSE (b), to maintain a register (the "REGISTER") in which the Administrative Agent will record each Lender's Commitments, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to SECTION 11.11.1. Failure to make any recordation, or any error in such recordation, shall not affect either Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, each Agent and each Lender shall treat each Person in whose name a Loan (and as provided in CLAUSE (c) below the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment and/or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor and assignee thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section. The Administrative Agent agrees to record in the Register any such assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto promptly upon its receipt of a Lender Assignment Agreement duly executed by the assignor and assignee thereof in accordance with SECTION 11.11.1.

     (c) Each Borrower agrees that, upon the request to the Administrative Agent by any Lender, such Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, a Term A Note, a Term B Note and/or a Swing

Line Note evidencing the Loans made by such Lender. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on each Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations or any error in any such notations shall not limit or otherwise affect any Obligations of either Borrower, any other Obligor or the Seller. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to SECTION 11.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the Borrowers marked "exchanged". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. REPAYMENTS AND PREPAYMENTS; APPLICATION. Each Borrower jointly and severally agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

     SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrowers shall jointly and severally repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made jointly and severally by the Borrowers as set forth below.

               (a) From time to time on any Business Day, each Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                    (i) Loans (other than Swing Line Loans); PROVIDED, HOWEVER, that (A) any such prepayment of the Term Loans shall be made PRO RATA among Term A Loans and Term B Loans, and PRO RATA among Term A Loans and Term B Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term A Loans or Term B Loans (to be applied as set forth in Section 3.1.2) and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000; and

                    (ii) Swing Line Loans; PROVIDED, that (A) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m. on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 and an integral multiple of $50,000.

               (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrowers shall jointly and severally make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, deposit cash collateral with the Administrative Agent or its designee pursuant to an agreement satisfactory to the Administrative Agent to collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

               (c) On the Stated Maturity Date for Term A Loans and on each Quarterly Payment Date occurring during any period set forth below, the Borrowers shall jointly and severally make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans in an amount equal to the amount set forth below opposite such Stated Maturity Date or such Quarterly Payment Date, as applicable:

                                                         Amount of Required
                   Period                                Principal Repayment
                   ------                                -------------------
            Effective Date through (and
              including) 09/30/00                        $387,500.00

            10/01/00 through (and
              including) 09/30/01                        $775,000.00

            10/01/01 through (and
              including) 09/30/02                        $1,162,500.00

            10/01/02 through (and
              including) 09/30/03                        $1,550,000.00

            10/01/03 through (and
              including) 09/30/04                        $1,937,500.00

            10/01/04 through (and
              including) 09/30/05                        $1,550,000.00

            Stated Maturity Date for                     $1,550,000.00 or the
              Term A Loans                               then outstanding
                                                         principal amount of all
                                                         Term A Loans, if
                                                         different.

               (d) On the Stated Maturity Date for Term B Loans and on each Quarterly Payment Date occurring during any period set forth below, the Borrowers shall jointly and severally make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term B Loans in an amount equal to the amount set forth below opposite such Stated Maturity Date or such Quarterly Payment Date, as applicable:

                                                         Amount of Required
                   Period                                Principal Repayment
                   ------                                -------------------
            Effective Date through (and
              including) 09/30/00                        $250,000.00

            10/01/00 through (and
              including) 09/30/01                        $250,000.00

            10/01/01 through (and
              including) 09/30/02                        $250,000.00

            10/01/02 through (and
              including) 09/30/03                        $250,000.00

            10/01/03 through (and
              including) 09/30/04                        $250,000.00

            10/01/04 through (and
              including) 09/30/05                        $250,000.00

            10/01/05 through (and
              including) 09/30/06                        $18,800.000.00

            Stated Maturity Date for                     $18,800,000.00 or the
              Term B Loans                               then outstanding
                                                         principal amount of
                                                         all Term B Loans, if
                                                         different.

               (e) The Borrowers shall, following the receipt by Holdings, either Borrower or any of their respective Subsidiaries of any Casualty Proceeds in excess of $250,000 (individually or in the aggregate (when taken together with all other Casualty Proceeds and all Net Disposition Proceeds)) over the course of a Fiscal Year, deliver to the Agents a calculation of the amount of such Casualty Proceeds and jointly and severally make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds within 30 days of the receipt thereof to be applied as set forth in SECTION 3.1.2; PROVIDED, HOWEVER, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Borrowers inform the Agents in writing no later than 30 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of their or such Subsidiary's good faith intention to apply such Casualty Proceeds to (x) the rebuilding or replacement of the damaged, destroyed or condemned assets or property or (y) the acquisition of long-term assets that are necessary or useful in the operation of the Borrowers' and their respective Subsidiaries' business activities in accordance with SECTION 7.2.1, and the Borrowers or such Subsidiary in fact uses such Casualty Proceeds to rebuild or replace such assets or property or acquire such long-term assets within 360 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 360-day period being applied to the Term Loans pursuant to SECTION 3.1.2; PROVIDED, FURTHER, HOWEVER, that (i) at any time when any Specified Default shall have occurred and be continuing, all Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in CLAUSE (f) below) shall be deposited in an account maintained with the Administrative Agent to pay for such rebuilding, replacement or acquisition whenever no Specified Default is then continuing or except as otherwise agreed to by the Agents for disbursement at the request of the Borrowers or such Subsidiary, as the case may be, or (ii) if all such Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in CLAUSE (f) below) aggregating in excess of $250,000 have not yet been applied as described in the notice required above (or in accordance with CLAUSE (f) below), all such Casualty Proceeds and Net Disposition Proceeds shall be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrowers or such Subsidiary, as the case may be, to be used for the purpose(s) set forth in such written notice(s).

               (f) The Borrowers shall, following the receipt by Holdings, either Borrower or any of their respective Subsidiaries of any Net Disposition Proceeds in excess of $250,000 (individually or in the aggregate (when taken together with all other Net Disposition Proceeds and all Casualty Proceeds)) over the course of a Fiscal Year, deliver to the Agents a calculation of the amount of such Net Disposition Proceeds and jointly and severally make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds within one Business Day of the receipt thereof to be applied as set forth in SECTION 3.1.2; PROVIDED, HOWEVER, that no mandatory prepayment on account of Net Disposition Proceeds shall be required under this clause if the Borrowers inform the Agents in writing no later than one Business Day following the receipt of such Net Disposition Proceeds of their or such Subsidiary's good faith intention to apply such Net Disposition Proceeds to (x) the replacement of the assets or property that was the subject of the

          Disposition that resulted in such Net Disposition Proceeds or (y) the acquisition of long-term assets that are necessary or useful in the operation of the Borrowers' and their respective Subsidiaries' business activities in accordance with SECTION 7.2.1, and the Borrowers or such Subsidiary in fact uses such Net Disposition Proceeds to replace such assets or property or acquire such long-term assets within 360 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 360-day period being applied to the Term Loans pursuant to
          SECTION 3.1.2; PROVIDED, FURTHER, HOWEVER, that (i) at any time when any Specified Default shall have occurred and be continuing, all Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in CLAUSE (e) above) shall be deposited in an account maintained with the Administrative Agent to pay for such replacement or acquisition whenever no Specified Default is then continuing or except as otherwise agreed to by the Agents for disbursement at the request of the Borrowers or such Subsidiary, as the case may be, or
          (ii) if all such Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in CLAUSE (e) above) aggregating in excess of $250,000 have not been applied as described in the notice required above (or in accordance with CLAUSE (e) above), all such Net Disposition Proceeds and Casualty Proceeds shall be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrowers or such Subsidiary, as the case may be, to be used for the purpose(s) set forth in such written notice(s).

               (g) The Borrowers shall, no later than five Business Days following the delivery by Holdings of its annual audited financial reports required pursuant to CLAUSE (c) of SECTION 7.1.1 (beginning with the financial reports delivered in respect of the 2000 Fiscal
          Year), deliver to the Agents a calculation of the Excess Cash Flow for the Fiscal Year last ended and jointly and severally make a mandatory prepayment of the Term Loans in an amount equal to 50% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in
          SECTION 3.1.2.

               (h) Concurrently with the receipt by Holdings, either Borrower or any of their respective Subsidiaries of any Net Debt Proceeds or Net Equity Proceeds, the Borrowers shall deliver to the Agents a calculation of the amount of such Net Debt Proceeds or Net Equity Proceeds, as the case may be, and jointly and severally make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Debt Proceeds or 50% of such Net Equity Proceeds, as the case may be, to be applied as set forth in SECTION 3.1.2.

               (i) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to SECTION 8.2 or SECTION 8.3, the Borrowers shall jointly and severally repay all the Loans, unless, pursuant to
          SECTION 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 3.1.3 and SECTION 4.4.

     SECTION 3.1.2. APPLICATION. Amounts prepaid pursuant to SECTION 3.1.1 shall be applied as set forth in this Section.

               (a) Subject to CLAUSE (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, subject to the terms of
          SECTION 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

               (b) Each prepayment of Term Loans made pursuant to CLAUSES (a),
          (e), (f), (g) and (h) of SECTION 3.1.1 shall be applied PRO RATA to a mandatory prepayment of the outstanding principal amount of all Term A Loans and Term B Loans (with the amount of such prepayment of the Term A Loans and the Term B Loans being applied to the remaining Term A Loan or Term B Loan, as the case may be, amortization payments, PRO RATA in accordance with the amount of each such remaining Term Loan amortization payment); PROVIDED, HOWEVER, that in the case of any such prepayment of Term B Loans made pursuant to CLAUSE (e), (f), (g) and
          (h) of SECTION 3.1.1, any Lender that has Term B Loans may elect not to have such Loans prepaid by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made in which notice such Lender shall decline to have such Loans prepaid with the amounts set forth above, in which case the amounts that would have been applied to a prepayment of such Lender's Term B Loans shall instead be applied to a prepayment of the principal amount (if any) of all outstanding Term A Loans until all outstanding Term A Loans have been prepaid in full, then applied to a prepayment of such Lender's Term B Loans.

     SECTION 3.1.3. PREPAYMENT OF TERM B LOANS. In the event that either Borrower makes a voluntary prepayment pursuant to CLAUSE (a) of SECTION 3.1.1 or is required to make a mandatory prepayment of the Term B Loans pursuant to CLAUSES (f) or (h) of SECTION 3.1.1 during any period set forth below, such Borrower shall pay the amount of such prepayment plus an amount (the "PREPAYMENT PREMIUM") equal to the percentage of the principal amount so voluntarily prepaid or required to be prepaid during such period as follows:

                                    Closing Date through            2.00%
                                    and including 11/17/2000

                                    11/18/2000 through          1.00%
                                    and including 11/17/2001

                                    11/18/2001                  0%
                                    and thereafter

PROVIDED, that if any Lender declines to have its Term B Loans prepaid pursuant to the proviso to CLAUSE (b) of SECTION 3.1.2, the amount of the prepayment to be applied to the Term A Loans and/or Revolving Loans shall not include the Prepayment Premium.

     SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable by the Borrowers jointly and severally in accordance with the terms set forth below.

     SECTION 3.2.1. RATES. Subject to SECTION 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, each Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; PROVIDED that all Swing Line Loans shall always accrue interest at the then effective

     Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. POST-DEFAULT RATES. Upon the occurrence and during the continuance of an Event of Default, the Borrowers shall jointly and severally pay, but only to the extent permitted by law, interest (after as well as before judgment) in an amount equal to (a) in the case of any principal of LIBO Rate Loans or accrued interest thereon, the rate that would otherwise be applicable to such LIBO Rate Loans pursuant to SECTION 3.2.1 plus 2%, (b) in the case of any principal of Base Rate Loans or accrued interest thereon, the rate that would otherwise be applicable to such Base Rate Loans pursuant to SECTION 3.2.1 plus 2% and (c) in the case of any accrued commitment fees, letter of credit fees or other monetary Obligations, the rate that would otherwise be applicable to Revolving Loans that are maintained as Base Rate Loans pursuant to SECTION
3.2.1 plus 2%.

     SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

               (a) on the Stated Maturity Date therefor;

               (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

               (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date;

               (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

               (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and

               (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3. FEES. The Borrowers agree to jointly and severally pay the fees set forth below. All such fees shall be non-refundable.

     SECTION 3.3.1. COMMITMENT FEE. The Borrowers agree to jointly and severally pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of either Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date and continuing through the applicable Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee, in each case on such Lender's Percentage of the sum of the average daily unused portion of the applicable Commitment Amount (net of Letter of Credit Outstandings, in the case of the Revolving Loan Commitment Amount). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrowers jointly and severally in arrears on the Effective Date and thereafter on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrowers to the Lenders. Any term or provision hereof to the contrary notwithstanding, commitment fees payable for any period prior to the Closing Date shall be payable in accordance with the Fee Letter.

     SECTION 3.3.2. AGENTS' FEES. (a) The Borrowers agree to jointly and severally pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

     (b) The Borrowers agree to jointly and severally pay to the Syndication Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

     SECTION 3.3.3. LETTER OF CREDIT FEE. The Borrowers agree to jointly and severally pay to the Administrative Agent, for the PRO RATA account of the applicable Issuer and each Revolving Loan Lender, a Letter of Credit fee in an amount equal to the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date. The Borrowers further agree to jointly and severally pay in advance to the applicable Issuer on the date of each issuance and extension of each Letter of Credit issued or extended by such Issuer and quarterly thereafter on each Quarterly Payment Date following the date of such issuance or extension and on the Revolving Loan Commitment Termination Date an issuance fee in an amount equal to 1/4 of 1% per annum on the Stated Amount of such Letter of Credit. The Borrowers further agree to jointly and severally pay to the applicable Issuer such administrative fee and other fees, if any, in connection with Letters of Credit in such amounts and at such times as the applicable Issuer and the Borrowers shall agree from time to time.

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers and the Administrative Agent, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

          (b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrowers agree to jointly and severally reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for any such changes with respect to increased capital costs and Taxes (which are governed by SECTIONS 4.5 and 4.6, respectively). Each affected Secured Party shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers jointly and severally directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

     SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

               (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
          ARTICLE III or otherwise;

               (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

               (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within five days of its receipt thereof, jointly and severally pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

     SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Borrowers, the Borrowers shall within five days following receipt of such notice jointly and severally pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return; PROVIDED that such Secured Party shall if requested by the Borrowers use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event or take other action so long as such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of this Section; PROVIDED, HOWEVER, that no Borrower shall have any obligation to pay any such additional amount under this SECTION 4.5 with respect to any such change unless such Lender shall have notified the applicable Borrower of its demand within 120 days after the date upon which such Lender or such controlling Person has obtained audited financial statements with respect to the fiscal year of such Lender or such controlling Person in which such change occurred. Nothing in the first proviso to the immediately preceding sentence shall affect or postpone any of the Obligations of such Borrower or the right of any Lender provided in this Section. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6. TAXES. Each of Holdings and each Borrower covenants and agrees as follows with respect to Taxes.

          (a) Any and all payments by Holdings and such Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and (subject to CLAUSE (f) below and SECTION 11.11) free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by Holdings or such Borrower, as the case may be, to or on behalf of any Secured Party under any Loan Document, then:

               (i) subject to CLAUSE (f) below and SECTION 11.11, if such Taxes are NonExcluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

               (ii) Holdings or such Borrower, as the case may be, shall withhold the full amount of such Taxes from such payment (as increased pursuant to CLAUSE (a) (i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

          (b) In addition, Holdings shall, and the Borrowers shall jointly and severally, pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

          (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, Holdings or the Borrowers, as the case may be, shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

          (d) Subject to CLAUSE (f) below and SECTION 11.11, Holdings shall, and the Borrowers shall jointly and severally, indemnify each Secured Party for any NonExcluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party (whether or not such Non-Excluded Taxes or Other Taxes are correctly asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such NonExcluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, Holdings shall, and the Borrowers shall jointly and severally, pay such NonExcluded Taxes or Other Taxes directly to the relevant Governmental Authority (PROVIDED, HOWEVER, that no Secured Party shall be under any obligation to provide any such notice to Holdings or the Borrowers, as the case may be). In addition, Holdings shall, and the Borrowers shall jointly and severally, indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of Holdings or the Borrowers, as the case may be, to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to CLAUSE (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. Holdings and each Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of Holdings or such Borrower, as the case may be, provided in this clause shall constitute a payment in respect of which the provisions of CLAUSE (a) and this clause shall apply.

          (e) Each Non-Domestic Lender, on or prior to the date on which such NonDomestic Lender becomes a Lender hereunder (and from time to time thereafter upon the request of Holdings, the Borrowers or the Administrative Agent, but only for so long as such Non-Domestic Lender is legally entitled to do so), shall deliver to Holdings, the Borrowers and the Administrative Agent either

               (i) two duly completed copies of either (a) Internal Revenue Service Form W-8BEN or (b) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form, certifying that such Lender is entitled to an exemption from U.S. federal withholding tax on payments of interest pursuant to an income tax treaty to which the United States is a party or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States; or

               (ii) in the case of a Non-Domestic Lender that is not legally entitled to deliver either form listed in CLAUSE (e)(i) (with respect to a complete exemption under an income tax treaty or that the income is effectively connected with the conduct of a trade or business in the United States), (x) a certificate of a duly authorized officer of such Non-Domestic Lender to the effect that such Non-Domestic Lender is not (a) a "bank" within the meaning of Section 881(c)(3)(a) of the Code, (b) a "10 percent shareholder" of Holdings or either Borrower within the meaning of Section 881(c)(3)(b) of the Code, or (c) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(c) of the Code (such certificate, an

          "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) or applicable successor form, certifying that such Lender is entitled to an exemption from U.S. federal withholding tax on payments of interest.

          (f) Notwithstanding any provision herein to the contrary, neither Holdings nor either Borrower shall be obligated to gross up any payments to any Lender pursuant to CLAUSE (a)(i), or to indemnify any Lender pursuant to CLAUSE (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to Holdings or the Borrowers, as the case may be, the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to CLAUSE
     (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; PROVIDED, HOWEVER, that Holdings shall, and the Borrowers shall jointly and severally, be obligated to gross up any payments to any such Lender pursuant to CLAUSE (a)(i), and to indemnify any such Lender pursuant to CLAUSE (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any official interpretation of any of the foregoing occurring after the date hereof such Lender acquired its interest in the Loan Documents, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect or (ii) the obligation to gross up payments to any such Lender pursuant to

     CLAUSE (a)(i) or to indemnify any such Lender pursuant to CLAUSE (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrowers.

          (g) If Holdings or either Borrower, as the case may be, is required to pay additional amounts to or for the account of a Lender pursuant to this
     SECTION 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its applicable lending office or take any other action reasonably requested by Holdings or either Borrower, as the case may be, so as to eliminate or reduce any such additional payment which may thereafter accrue if such change would not, in the sole good faith determination of such Lender, be otherwise disadvantageous to such Lender (taking into account any reimbursement of costs that Holdings or either Borrower, as the case may be, may elect to offer).

          (h) If a Secured Party receives a refund of any Taxes or Other Taxes as to which it has been indemnified by Holdings and the Borrowers or with respect to which Holdings or either Borrower, as the case may be, has paid additional amounts pursuant to this SECTION 4.6, which refund in the good faith judgment of such Secured Party is attributable to such payment made by Holdings or either Borrower, as the case may be, shall reimburse Holdings or either Borrower, as the case may be, for such amount as the Secured Party determines to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been in if the payment had not been required. A Secured Party shall not be obliged to disclose information regarding its tax affairs or computations to Holdings and the Borrowers in connection with this CLAUSE
     (h) or any other provision of this SECTION 4.6.

     SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided in a Loan Document, all payments by each Borrower pursuant to each Loan Document shall be made by such Borrower to the Administrative Agent for the PRO RATA account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction (except as permitted under Section 4.6(f)) or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Payments due on other than a Business Day shall (except as otherwise required by CLAUSE (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

     SECTION 4.8. SHARING OF PAYMENTS. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of SECTIONS 4.3, 4.4, 4.5 or 4.6) in excess of its PRO RATA share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party TO (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. Each Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. SETOFF. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in CLAUSES (a) through (d) of
SECTION 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the monetary Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Secured Party; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Secured Party agrees promptly to notify the applicable Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     SECTION 4.10. REPLACEMENT OF LENDERS. If any Lender (an "AFFECTED LENDER")
(a) is a Defaulting Lender or (b) makes demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to SECTION 4.3, 4.5 or
4.6 and the payment of such additional amounts is, and is likely to continue to be, more onerous in the reasonable judgment of the Borrowers than with respect to the other Lenders, the Borrowers may, within 30 days of receipt by the Borrowers of such demand, give notice (a "REPLACEMENT NOTICE") in writing to the Agents and such Affected Lender of their intention to replace such Affected Lender with a financial institution (a "REPLACEMENT LENDER") designated in such Replacement Notice; PROVIDED, HOWEVER, that no Replacement Notice may be given by the Borrowers if (i) such replacement conflicts with any applicable law or regulation, (ii) any Event of Default shall have occurred and be continuing at the time of such replacement or (iii) prior to any such replacement, such Lender shall have taken any necessary action under SECTION 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to
SECTION 4.5 or 4.6. If the Agents shall, in the exercise of their reasonable discretion and within 10 days of their receipt of such Replacement Notice, notify the Borrowers and such Affected Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due pursuant to SECTION 4.4, assign, in accordance with SECTION 11.11.1, all of its Commitments, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) to such designated financial institution; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such designated financial institution, (ii) the purchase price paid by such designated financial institution shall be in the amount of such Affected Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under SECTIONS 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and (iii) the Borrowers shall pay to the Affected Lender and the Agents all reasonable out-of-pocket expenses incurred by the Affected Lender and the Agents in connection with such assignment and assumption (including the processing fees described in SECTION 11.11.1). Upon the effective date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

                                    ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

     SECTION 5.1. INITIAL CREDIT EXTENSION. The obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

     SECTION 5.1.1. RESOLUTIONS, ETC. The Agents shall have received from each Obligor and the Seller, as applicable, (i) a copy of a good standing certificate from the jurisdiction of its organization and each other jurisdiction where the nature of its business requires such Obligor and the Seller to be qualified to do business and in good standing as a foreign entity (except where the failure to be so qualified or in good standing as a foreign entity could not reasonably be expected to have a Material Adverse Effect), dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated the Closing Date, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

          (a) the fact that a complete and correct copy of the resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Person and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby is attached to such certificate and that those resolutions have not been amended, modified or rescinded by subsequent action;

          (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

          (c) the fact that a complete, correct and current copy of each Organic Document of such Person is attached to such certificate;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

          SECTION 5.1.2. TRANSACTION CONSUMMATED. (a) The Financed Acquisition shall have been consummated (or shall be concurrently consummated) and in connection therewith, Holdings shall have acquired 94.9% of WRC pursuant to the Purchase Agreement for an aggregate purchase price of $396,054,500.

          (b) In connection with the Financed Acquisition,

               (i) Holdings shall acquire (either directly or indirectly) WRC, PRI, AGS and Lifetime;

               (ii) the Seller shall have retained the Rollover Equity;

               (iii) Holdings shall continue to own all of the Capital Securities of JLC; and

               (iv) the Borrowers shall have consummated the Refinancing of approximately $27,000,000 of existing Indebtedness of JLC.

          (c) The Subordinated Note Issuance shall have been consummated on terms (including documentation in respect thereof in form and substance) satisfactory in all respects to the Syndication Agent and resulted in gross cash proceeds of at least $149,900,000.

          (d) The PIK Preferred Equity Issuance shall have been consummated on terms (including documentation in respect thereof in form and substance) satisfactory in all respects to the Syndication Agent, and shall have resulted in net cash proceeds of at least $75,000,000 to Holdings and all such cash proceeds shall have been used by Holdings to purchase the WRC Mirror PIK Preferred Equity from WRC.

          (e) The Common Equity Issuance shall have been consummated on terms (including documentation in respect thereof in form and substance) satisfactory in all respects to the Syndication Agent and shall have resulted in cash proceeds to Holdings of at least net $95,000,000.

          (f) The Borrowers shall have paid estimated fees and expenses in connection with the Transaction in an amount not exceeding $22,800,000.

     SECTION 5.1.3. TRANSACTION DOCUMENTS. The Agents shall have received (with copies for each Lender that shall have requested in writing copies thereof) copies of fully executed versions of the Transaction Documents, each certified to be true and complete copies thereof by an Authorized Officer of each of Holdings and the Borrowers. Each Transaction Document (including the Purchase Agreement) shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any rights with respect to any of the material terms or provisions relating to the conditions to the consummation of the Financed Acquisition set forth in the Purchase Agreement unless otherwise agreed to by the Required Lenders.

     SECTION 5.1.4. CLOSING DATE CERTIFICATE. The Agents shall have received, with counterparts for each Lender, the Closing Date Certificate, dated the Closing Date and duly executed and delivered by an Authorized Officer of each of Holdings and each of the Borrowers, in which certificate each of Holdings and each Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of Holdings and each such Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Closing Date Certificate shall be in form and substance satisfactory to the Syndication Agent.

     SECTION 5.1.5. DELIVERY OF NOTES. The Agents shall have received, for the account of each Lender that has requested a Note in writing two Business Days prior to the Closing Date, such Lender's Notes duly executed and delivered by an Authorized Officer of each of the Borrowers.

     SECTION 5.1.6. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in ITEM 7.2.2(b) of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

     SECTION 5.1.7. CLOSING FEES, EXPENSES, ETC. The Agents shall have received for their respective accounts, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and 11.3, to the extent then invoiced.

     SECTION 5.1.8. FINANCIAL INFORMATION, MATERIAL ADVERSE CHANGE. (a) The Agents shall have received

          (i)(A) consolidated financial statements of each Borrower and AGS including balance sheets as of the end of each of the two Fiscal Years ended December 31, 1998 and December 31, 1997, and income and cash flow statements for each of the three Fiscal Years ended December 31, 1998, December 31, 1997 and December 31, 1996, prepared in conformity with GAAP and together with reports thereon (1) in the case of JLC, audited by PricewaterhouseCoopers LLP, and
     (2) in the case of WRC and AGS, audited by Deloitte & Touche LLP, and (B) selected financial information of each Borrower and AGS for the periods and as of the dates set forth under the captions "Selected Historical Consolidated Financial Information -Weekly Reader Corporation", "Selected Historical Consolidated Financial Information -- American Guidance Service, Inc.", and "Selected Historical Consolidated Financial Information -- JLC Learning Corporation" in the Offering Memorandum;

          (ii) (A) unaudited pro forma consolidated statements of operations of Holdings for the year ended December 31, 1998, for the six months ended June 30, 1998, for the six months ended June 30, 1999, and for the twelve months ended June 30, 1999, in each case giving effect to the Transactions as if they had occurred on January 1, 1998, and (B) the unaudited pro forma consolidated balance sheet of Holdings as of June 30, 1999, giving effect to the Transactions as if they had occurred on June 30, 1999 (in each case in the form in which they are included in the Offering Memorandum, subject to the statements under the captions "Unaudited Pro Forma Consolidated Financial Information", "Notes to Unaudited Pro Forma Consolidated Statements of Operations", and "Notes to Unaudited Pro Forma Consolidated Balance Sheet Data" in the Offering Memorandum), prepared in each case in accordance with Regulation S-X; and

          (iii) projected consolidated financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of each of Holdings and each Borrower for the four-year period following the Closing Date (the "PROJECTIONS").

     (b) Since December 31, 1998, there has not been any material adverse change in the business, assets, condition (financial or otherwise), operations, performance, properties, or Projections of Holdings, the Borrowers and their respective Subsidiaries, taken as a whole, or WRC, JRC and their respective Subsidiaries, taken as a whole.

     SECTION 5.1.9. OPINIONS OF COUNSEL; RELIANCE LETTERS. The Agents shall have received

          (a) opinions, dated the Closing Date and addressed to the Agents and all of the Lenders, from

               (i) Cravath, Swaine & Moore, New York counsel to the Obligors, in form and substance satisfactory to the Agents; and

               (ii) local counsel to the Obligors in the following jurisdictions, in form and substance, and from counsel, satisfactory to the Agents:

                    (A) Latham & Watkins, California counsel to the Obligors;
               and

                    (B) Briggs and Morgan, Minnesota counsel to the Obligors.

          (b)such reliance letters as the Agents may reasonably request, which reliance letters shall be dated the Closing Date, addressed to the Agents and all of the Lenders and relate to each of the legal opinions (other than "disclosure" and other similar opinions) delivered in connection with the Transaction.

     SECTION 5.1.10. FILING AGENT, ETC. All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements required pursuant to the Loan Documents (collectively, the "FILING STATEMENTS") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Agents (the "FILING AGENT"). The Filing Agent shall have acknowledged in a writing satisfactory to the Agents and their counsel (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Agents and their counsel of the results of such submissions within 30 days following the Closing Date.

     SECTION 5.1.11. SUBSIDIARY GUARANTY. The Agents shall have received the Subsidiary Guaranty, dated as of the date hereof, duly executed and delivered by each Subsidiary Guarantor.

     SECTION 5.1.12. SOLVENCY, ETC. The Agents shall have received,

          (a) a written solvency opinion of Valuation Research Corporation addressed to the Agents and the Lenders, and their respective successors and assigns, which opinion shall be in form and substance satisfactory to the Agents; and

          (b) a certificate duly executed and delivered by the chief financial or accounting Authorized Officer of each of Holdings and each of the Borrowers, dated the date of the Closing Date, in the form of EXHIBIT F attached hereto.

     SECTION 5.1.13. SECURITY AND PLEDGE AGREEMENT; SELLER PLEDGE AGREEMENT. The Agents shall have received the Security and Pledge Agreement, dated as of the Closing Date and duly executed and delivered by an Authorized Officer of each of Holdings, each Borrower and each Subsidiary Guarantor and the Seller Pledge Agreement, dated as of the Closing Date and duly executed and delivered by an Authorized Officer of Seller, together with

          (a) certificates evidencing all of the issued and outstanding Capital Securities pledged pursuant to both the Security and Pledge Agreement and the Seller Pledge Agreement, which certificates in each case shall be accompanied by undated instruments of transfer executed in blank by effective endorsement, or, if any such shares of Capital Stock pledged pursuant to either the Security and Pledge Agreement or the Seller Pledge Agreement are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the U.C.C.) over such shares of Capital Stock) and such other instruments and documents as the Administrative Agent shall deem necessary or in the reasonable opinion of applicable law to perfect the security interest of the Administrative Agent in such shares of Capital Stock so that the Administrative Agent will be a "protected purchaser" (as defined in Section 8-303(a) of the U.C.C.).

          (b) all Intercompany Notes, if any, pledged pursuant to the Security and Pledge Agreement;

          (c) executed copies of Filing Statements naming each such Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the Uniform

     Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to both the Security and Pledge Agreement and the Seller Pledge Agreement;

          (d) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (other than any Liens permitted under SECTION 7.2.3)
     (i) in any collateral described in either the Security and Pledge Agreement or the Seller Pledge Agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in ITEM 7.2.2(b) of the Disclosure Schedule, together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligor; and

          (e) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name such Obligor (under its present name and any previous names of such Obligor within the four month period preceding the date hereof) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to CLAUSE (c) above, together with copies of such financing statements.

The Agents and their counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest subject to the Liens permitted under SECTION 7.2.3; and (ii) no Lien exists on any of the Collateral (as defined in the Security and Pledge Agreement and the Seller Pledge Agreement) other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document and Liens permitted by SECTION 7.2.3.

     SECTION 5.1.14. PATENT SECURITY AGREEMENT, TRADEMARK SECURITY AGREEMENT, AND COPYRIGHT SECURITY AGREEMENT. The Agents shall have received the Patent Security Agreement, the Trademark Security Agreement, and the Copyright Security Agreement (other than the instruments or documents to be delivered pursuant to SECTION 7.1.10) as applicable, each dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each Obligor that has delivered the Security and Pledge Agreement.

     SECTION 5.1.15. PERFECTION CERTIFICATE. The Agents shall have received Perfection Certificates, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each of Holdings, each Borrower and each other Obligor that is a party to the Security and Pledge Agreement.

     SECTION 5.1.16. MORTGAGE. The Agents shall have received counterparts of each Mortgage, dated as of the Closing Date, duly executed by an Authorized Officer of each applicable Borrower, together with

          (a) mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (b) such other approvals, opinions, or documents as the Administrative Agent may request including consents and estoppel agreements from landlords, a current survey of each property purported to be covered by a Mortgage in form and substance satisfactory to the Administrative Agent and the title insurer, and a real estate appraisal for each such property prepared in accordance with the requirements of the Financial Institutions Reform Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, and otherwise in form and substance satisfactory to the Administrative Agent.

     SECTION 5.1.17. INSURANCE. The Agents shall have received certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Agents, evidencing coverage required to be maintained pursuant to each Loan Document.

     SECTION 5.1.18. LITIGATION. There shall exist no pending or threatened action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality which (x) contests the consummation of the Transaction or the legality or validity of the Credit Agreement, any other Loan Document or any Transaction Document or (y) could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.1.19. MINIMUM EBITDA. Holdings' PRO FORMA EBITDA for the consecutive twelve month period ended June 30, 1999 (including estimated transaction related accounting adjustments, prepared and reviewed by Arthur Andersen & Co. in accordance with Regulation S-X for Form S-1 Registration Statements and satisfactory in form and substance to DLJ) shall have been at least $47,300,000.

     SECTION 5.1.20. CORPORATE, TAX AND CAPITAL STRUCTURE. The corporate, capital and tax structure (including Organic Documents), the shareholders agreements and the management of Holdings and each Borrower both immediately before and after the Transaction shall be reasonably satisfactory to the Syndication Agent in all respects. The corporate and capital structure of Holdings and its Subsidiaries on the Closing Date shall be as set forth in ANNEX I hereto.

     SECTION 5.1.21. APPROVALS. All governmental, shareholder and third party consents (including Hart-Scott-Rodino clearance) and approvals necessary or desirable in connection with the consummation of the Transaction, and the related financings and other transactions contemplated hereby shall have been duly obtained (except for any such consents and approvals the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect) and all applicable waiting periods shall have expired without any action being taken by any competent authority that could restrain, prevent or impose any materially adverse conditions on the Transaction, and no such law or regulation shall be applicable which in the judgment of the Syndication Agent could have any such effect.

     SECTION 5.1.22. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of either Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Agents and their counsel; the Agents and their counsel shall have received all information, approvals, documents or instruments as the Agents or their counsel may reasonably request.

     SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to and the satisfaction of each of the conditions precedent set forth below.

     SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Concurrently with and immediately after giving effect to any Credit Extension, the following statements shall be true and correct:

          (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

          (b) no Default shall have then occurred and be continuing.

     SECTION 5.2.2. CREDIT EXTENSION REQUEST, ETC. Subject to SECTION 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the applicable Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by such Borrower that on the date of such Credit Extension (concurrently with and immediately after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct in all material respects.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder,

Holdings and each Borrower represents and warrants to each Secured Party as set forth in this Article.

     SECTION 6.1. ORGANIZATION, ETC. Holdings, each Borrower and each of their respective Subsidiaries is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (except where the failure to be so qualified or in good standing as a foreign entity could not reasonably be expected to have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it (except where the failure to hold any such license, permit or other approval could not reasonably be expected to have a Material Adverse Effect).

     SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each Borrower of each Loan Document executed or to be executed by it, the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, such Borrower's and each such other Obligor's participation in the consummation of all aspects of the Transaction, and the execution, delivery and performance by such Borrower or (if applicable) any Obligor of the agreements executed and delivered in connection with the Transaction are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

          (a) contravene any (i) Obligor's Organic Documents, (ii) material contractual restriction binding on any Obligor, (iii) court decree or order binding on any Obligor or (iv) law or governmental regulation applicable to any Obligor; or

          (b) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by this Agreement).

     SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the consummation of the Transaction or the due execution, delivery or performance by Holdings, either Borrower or any other Obligor of any Loan Document to which it is a party, or for the due execution, delivery and/or performance of Transaction Documents, in each case by the parties thereto or the consummation of the Transaction (except where the failure to obtain or make any such authorization, approval, action, notice or filing could not reasonably be expected to have a Material Adverse Effect). None of Holdings, either Borrower or any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. VALIDITY, ETC. (a) This Agreement and the Transaction Documents to which it is a party constitute, and each other Loan Document executed by each of Holdings and each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Holdings and such Borrower, enforceable against Holdings and such Borrower in accordance with their respective terms and (b) each Loan Document executed by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case under CLAUSE (a) or (b) above, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SECTION 6.5. FINANCIAL INFORMATION.

          (a) The consolidated financial statements of Holdings and each Borrower furnished to the Agents and each Lender pursuant to SECTION 5.1.8(a)(i) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

          (b) The consolidated pro forma balance sheets furnished to the Agents and each Lender pursuant to

     SECTION 5.1.8(a)(ii) fairly present in all material respects the pro forma estimated financial condition of each of Holdings and each Borrower as of such date.

          (c) The Projections were prepared by Holdings in good faith on the basis of information and assumptions that Holdings and its senior management believed to be reasonable as of the date of the Projections and such assumptions are reasonable as of the Closing Date.

          (d) All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of Holdings and each Borrower and their respective Subsidiaries furnished pursuant to SECTION 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION 6.6. NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the business, assets, condition (financial or otherwise), operations, performance, properties, or Projections of Holdings, the Borrowers and their respective Subsidiaries, taken as a whole, since December 31, 1998.

     SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of any Responsible Officer of Holdings, either Borrower or any of their respective Subsidiaries, threatened litigation, action, proceeding or labor controversy

          (a) except as disclosed in ITEM 6.7 of the Disclosure Schedule, affecting Holdings, such Borrower, any such Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no adverse development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in ITEM 6.7 which could reasonably be expected to have a Material Adverse Effect; or

          (b) which purports to affect the legality, validity or enforceability of any Loan Document, the Transaction Documents or the Transaction.

     SECTION 6.8. SUBSIDIARIES. Holdings has no direct Subsidiaries other than the Borrowers. Each Borrower has no Subsidiaries, except those Subsidiaries

          (a) which are identified in ITEM 6.8 of the Disclosure Schedule; or

          (b) which are permitted to have been organized or acquired in accordance with SECTION 7.2.5 or 7.2.10.

     SECTION 6.9. OWNERSHIP OF PROPERTIES. Each Borrower and each of its Subsidiaries owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to SECTION 7.2.3.

     SECTION 6.10. TAXES. Holdings, each Borrower and each of their respective Subsidiaries has filed all material tax returns and reports required by law to have been filed by it and has paid or caused to be paid all taxes and governmental charges thereby shown to be due and owing, except (i) any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or (ii) to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SECTION 6.11. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by Holdings, either Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in ITEM 6.11 of the Disclosure Schedule, none of Holdings, either Borrower or any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12. ENVIRONMENTAL WARRANTIES. Except as set forth in ITEM 6.12 of the Disclosure Schedule, and except as could not be reasonably expected to have a Material Adverse Effect:

          (a) the operations of Holdings, the Borrowers and their respective Subsidiaries are in material compliance with all Environmental Laws;

          (b) there is no pending or threatened litigation, action or proceeding against Holdings, either Borrower or any of their respective Subsidiaries arising out of an alleged violation of any Environmental Law;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now owned or leased by Holdings, either Borrower or any of their respective Subsidiaries;

          (d) Holdings, each Borrower and each of their respective Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations required under Environmental Laws for the conduct of their operations;

          (e) no property now owned or leased by Holdings, either Borrower or any of their respective Subsidiaries is listed or, to the knowledge of any Responsible Officer of Holdings or either Borrower, proposed for listing (with respect to owned property only), on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites, requiring investigation or clean-up;

          (f) to the knowledge of any Responsible Officer of Holdings or either Borrower, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now owned or leased by Holdings, either Borrower or any of their respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (g) none of Holdings, either Borrower nor any of their respective Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Holdings, either Borrower or any of their respective Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA; and

          (h) there are no polychlorinated biphenyls, and there is no friable asbestos present at any property now or previously owned or leased by Holdings, either Borrower or any of their respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect.

     SECTION 6.13. ACCURACY OF INFORMATION. None of the factual information heretofore or contemporaneously furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby (including the Transaction) contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statement of a material fact or will omit to state any material fact necessary to make any information not misleading on the date as of which such information is dated or certified.

     SECTION 6.14. REGULATIONS U AND X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.15. YEAR 2000. Each Obligor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, the Year 2000 Problem could not reasonably be expected to have a Material Adverse Effect.

     SECTION 6.16. ISSUANCE OF SUBORDINATED DEBT; STATUS OF OBLIGATIONS AS SENIOR DEBT, ETC. Each of the Borrowers and Holdings has the power and authority to incur the Subordinated Debt evidenced by the Subordinated Notes as provided for under the Sub Debt Documents applicable thereto and has duly authorized, executed and delivered the Sub Debt Documents applicable to such Subordinated Debt. Each of the Borrowers and Holdings has issued, pursuant to due authorization, the Subordinated Debt evidenced by the Subordinated Notes under the applicable Sub Debt Documents, and such Sub Debt Documents constitute the legal, valid and binding obligations of each of the Borrowers and Holdings enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity). The subordination provisions of the Subordinated Debt contained in the Sub Debt Documents are enforceable against the holders of the Subordinated Debt by the holder of any "Senior Debt" or similar term referring to the Obligations (as defined in the Sub Debt Documents). All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Debt" or similar term relating to the monetary Obligations (as defined in the Sub Debt Documents) and all such monetary Obligations are entitled to the benefits of the subordination created by the Sub Debt Documents. Each of the Borrowers and Holdings acknowledges that each Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Sub Debt Documents.

     SECTION 6.17. SOLVENCY. The Transaction (including, among other things, the incurrence of the initial Credit Extension hereunder, the undertaking by Holdings of its Obligations under ARTICLE X and the execution and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty) will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. Section 101 ET SEQ.) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Closing Date, after giving effect to the Transaction (including, among other things, the incurrence of the initial Credit Extension hereunder, the undertaking by Holdings of its Obligations under ARTICLE X and the execution and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty), Holdings, each

Borrower and each Subsidiary Guarantor is Solvent (taking into account rights of indemnity, subrogation and contribution).

     SECTION 6.18. CAPITALIZATION. On the Closing Date, after giving effect to the Transaction,

          (a) the authorized Capital Securities of Holdings consists of (i) 20,000,000 shares of common stock, $0.01 par value per share, of which 6,855,853 shares are issued outstanding, and (ii) 20,000,000 shares of preferred stock, $0.01 par value per share, of which 3,000,000 shares consist of Holdings Exchangeable Preferred Stock of which 3,000,000 shares are issued and outstanding;

          (b) the authorized Capital Securities of WRC consist of (i) 22,000,000 shares of common stock, $0.01 par value per share, of which 20,000,000 shares are classified as WRC Voting Common Stock of which 2,830,000 shares are issued outstanding, and of which 1,000,000 shares are classified as WRC Non-Voting Class A Common Stock and of which 1,000,000 shares are classified as WRC Non-Voting Class B Common Stock, none of which are issued and outstanding, (ii) 422,874 warrants to purchase shares of such WRC Common Stock, and (iii) 20,000,000 shares of preferred stock, $0.01 par value per share, of which no such shares are issued and outstanding.

          (c) the authorized Capital Securities of JLC consist of (i) 20,000 shares of common stock, $0.01 par value per share, of which 10,000 shares are issued outstanding, (ii) 1,495 warrants to purchase shares of such JLC Common Stock and (iii) 10,000,000 shares of preferred stock, $0.01 par value per share, of which no such shares are issued and outstanding.

          (d) All outstanding shares of Capital Securities of Holdings, WRC and JLC are owned by the persons and in the amounts set forth on ITEMS 6.18(a), 6.18(b) and 6.18(c) of the Disclosure Schedule, respectively.

          (e) All of such outstanding Capital Securities of Holdings, WRC and JLC have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights, and all of the Capital Securities of WRC and JLC (other than the WRC PIK Preferred Equity and the JLC PIK Preferred Equity, if any) are and will be subject to drag-along rights available to certain other holders of the common stock of WRC or JLC, as the case may be.

                                   ARTICLE VII
                                    COVENANTS

     SECTION 7.1. AFFIRMATIVE COVENANTS. Holdings and each Borrower agrees with each Lender, each Issuer and each Agent that until the Termination Date has occurred, Holdings and such Borrower will, and will cause their respective Subsidiaries to, perform or cause to be performed the obligations set forth in this SECTION 7.1.

     SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. Holdings and each Borrower will furnish or cause to be furnished to the Agents (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, unaudited consolidated balance sheets of each of Holdings and each Borrower as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of each of Holdings and each Borrower for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year and as compared to the budget for the current Fiscal Year, certified by the chief financial or accounting Authorized Officer of Holdings as fairly presenting the consolidated financial condition of each of Holdings and each Borrower and as having been prepared in accordance with GAAP consistently applied;

          (b) as soon as available and in any event within 95 days after the end of each Fiscal Year, a copy of the audited consolidated balance sheets of Holdings and the unaudited consolidated balance sheets of each Borrower, and the related audited consolidated statements of income and cash flow of Holdings and the related unaudited statements of income and cash flow of each Borrower for such Fiscal Year, setting forth, in each case, in comparative form the figures for the immediately preceding Fiscal Year and, in the case of such consolidated balance sheets and statements of income and cash flow of Holdings, audited (without any Impermissible Qualification) by Deloitte & Touche LLP or such other independent public accountants acceptable to the Agents, which shall state that, in performing the examination necessary to deliver the audited financial statements of Holdings, no knowledge was obtained of any Event of Default relating to
     SECTION 7.2.4 and, in the case of such unaudited consolidated balance sheets and statements of income and cash flow of each Borrower, certified as complete and correct by the chief financial or accounting Authorized Officer of Holdings;

          (c) concurrently with the delivery of the financial information pursuant to CLAUSES (a) and (b), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of Holdings, showing compliance with the financial covenants set forth in SECTION 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that Holdings, the Borrowers or an Obligor has taken or proposes to take with respect thereto);

          (d) as soon as available and in any event no later than the earlier to occur of (i) 30 days after the approval thereof by the Board of Directors of Holdings and (ii) 90 days after the first day of the Fiscal Year of Holdings, an annual budget, prepared on a monthly basis for such Fiscal Year containing consolidated projected financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of Holdings, each of the Borrowers and their respective Subsidiaries for such succeeding Fiscal Year and each subsequent Fiscal Year, prepared in a manner consistent with the Projections.

          (e) as soon as possible and in any event within five Business Days after any Responsible Officer of Holdings, either Borrower or any Subsidiary Guarantor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrowers setting forth details of such Default and the action which Holdings, the Borrowers or such Obligor has taken and proposes to take with respect thereto;

          (f) as soon as possible and in any event within five Business Days after any Responsible Officer of Holdings, either Borrower or any Subsidiary Guarantor obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in ITEM 6.7 of the Disclosure Schedule or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in SECTION 6.7, notice thereof and, to the extent either Agent reasonably requests, copies of all documentation relating thereto;

          (g) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

          (h) immediately upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

          (i) promptly upon receipt thereof, copies of all "management letters" submitted to Holdings, either Borrower or any other Obligor by the independent public accountants referred to in CLAUSE (b) in connection with each audit made by such accountants;

          (j) promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt, copies of such notice or report; and

          (k) such other financial and other information as any Lender or Issuer through the Administrative Agent or either Agent may from time to time reasonably request (including information and reports in such detail as either Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

     SECTION 7.1.2. MAINTENANCE OF EXISTENCE; COMPLIANCE WITH LAWS, ETC. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to,

          (a) except as otherwise permitted by SECTION 7.2.10, preserve and maintain its legal existence; and

          (b) comply in all material respects with all applicable laws, rules, regulations and orders (except those the failure of which to comply with individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect), including the payment (before the same become delinquent), of all taxes, assessments and governmental charges imposed upon Holdings, either Borrower or any of their respective Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Holdings, such Borrower or any such Subsidiary, as applicable.

     SECTION 7.1.3. MAINTENANCE OF PROPERTIES. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by each Borrower and its Subsidiaries may be properly conducted at all times, unless such Borrower or such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable.

     SECTION 7.1.4. INSURANCE. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to:

          (a) maintain insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrowers and their Subsidiaries; and

          (b) all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall name the

Administrative Agent on behalf of Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days' prior written notice to the Administrative Agent.

     SECTION 7.1.5. BOOKS AND RECORDS. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit each Agent (or any other Secured Party if a Specified Default has occurred and is then continuing) or any of their respective representatives, at reasonable times and intervals upon reasonable notice to the Borrowers, to visit Holdings, either Borrowers or any other Obligor's offices, to discuss Holdings', such Borrower's or such other Obligor's financial matters with its officers and employees, and its independent public accountants (and Holdings and the Borrowers hereby authorizes such independent public accountant to discuss Holdings', the Borrowers' and each Obligor's financial matters with each Secured Party or their representatives whether or not any representative of Holdings, either Borrower or such Obligor is present so long as Holdings, such Borrower or such Obligor has been afforded a reasonable opportunity to be present) and to examine (and photocopy extracts from) any of its books and records; PROVIDED that, in the case of a visit by a Secured Party (other than an Agent), such visit shall be coordinated by the Administrative Agent). Unless a Specified Event shall have occurred and be continuing at the time of any such visit or discussion with such independent public accountants, (a) costs of visits by each Secured Party (other than each Agent) shall be for the account of such Secured Party and (b) costs associated with any such discussions with such independent public accountants shall be for the account of the applicable Agent or such other applicable Secured Party.

     SECTION 7.1.6. ENVIRONMENTAL LAW COVENANT. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to,

          (a) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations required by applicable Environmental Laws in effect and remain in material compliance therewith; and

          (b) (i) notify the Agents within ten Business Days after any Responsible Officer of such Obligor receives any material written claim, complaint or notice relating to the condition of its facilities and properties relating to compliance with Environmental Laws, and (ii) take reasonable steps to resolve any material non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

     SECTION 7.1.7. USE OF PROCEEDS. The Borrowers shall

          (a) apply the proceeds of the Loans

               (i) in the case of the Term Loans, (A) to finance the consummation of the Transaction, and (B) to pay the transaction fees and expenses associated with the Transaction; PROVIDED, that the aggregate amount of such transaction fees and expenses shall not exceed $22,000,000; and

               (ii) in the case of Revolving Loans and Swing Line Loans, for post-closing working capital and general corporate purposes of the Borrowers and their respective Subsidiaries; and

          (b) use Letters of Credit (whether standby or direct pay) only for purposes of supporting working capital and general corporate purposes of the Borrowers and their Subsidiary Guarantors.

     SECTION 7.1.8. FUTURE SUBSIDIARY GUARANTORS, SECURITY, ETC. Holdings and each Borrower will, and will cause each of their respective Domestic Subsidiaries and, subject to the qualifications provided herein, Foreign Subsidiaries to, execute any documents, Perfection Certificates, Filing Statements, agreements and instruments, and take all further action (including filing Mortgages not relating to leaseholds of either Borrower or any Subsidiary) that may be required under applicable law, or that either Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the perfection and priority of the security interests created or intended to be created by the Loan Documents. Holdings and each Borrower will cause any subsequently acquired or organized Domestic Subsidiary of such Borrower to promptly, but in no event later than 45 days following such acquisition or organization, execute a Subsidiary Guaranty (or a supplement thereto) and each applicable Loan Document (including a supplement to the

Security and Pledge Agreement) in favor of the Secured Parties. In addition, from time to time, Holdings and each Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as either Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of Holdings, the Borrowers and their respective Domestic Subsidiaries) (including real and other properties acquired subsequent to the Effective Date (PROVIDED that it is the intent of the parties that neither of the Borrowers nor any of their Subsidiaries shall be required to deliver any leasehold mortgages); PROVIDED, HOWEVER, that neither Borrower nor any Subsidiary shall be required to pledge more than 65% of the total voting power of all classes of Securities of a first tier Foreign Subsidiary or any shares of any other Foreign Subsidiary required to be pledged hereunder. Such security interests and Liens will be created under the Loan Documents in form and substance satisfactory to the Agents, and Holdings and the Borrowers shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Agents shall reasonably request to evidence compliance with this Section.

     SECTION 7.1.9. RATE PROTECTION AGREEMENTS. Within 170 days following the Closing Date, Holdings and the Borrowers will enter into interest rate swaps, caps, collars or similar agreements in a notional amount equal to at least 50% of the aggregate principal amount of the Term Loans and on such other terms as the Agents, Holdings and the Borrowers shall mutually agree.

     SECTION 7.1.10. UNDERTAKING. The applicable Borrowers and Domestic Subsidiaries of such Borrowers will deliver to the Agents no later than 45 days after the Closing Date instruments or documents, in appropriate form for filing with the United States Copyright Office, sufficient to create and perfect a security interest in the Copyright Collateral (as defined in the Security and Pledge Agreement) owned as of the Closing Date by the Borrowers and their Domestic Subsidiaries and identified in ITEM 7.1.10 ("COPYRIGHTS") of the Disclosure Schedule.

     SECTION 7.1.11. LEASED PROPERTY. (a) Each of Holdings and each Borrower shall, and shall cause each of its Subsidiaries to, use its commercially reasonable best efforts (which shall not require the payment of any fee to obtain any Landlord Waiver) to deliver to the Administrative Agent no later than 30 days after the Closing Date a Landlord Waiver executed by the lessor of any real property that is currently leased by Holdings, such Borrower or any such Subsidiary for a term ending subsequent to the first anniversary of the Closing Date in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to that of the Administrative Agent and to the extent any such Landlord Waiver is not so executed and delivered, a written explanation of Holdings as to why Holdings, such Borrower or such Subsidiary, as the case may be, was unable to obtain such Landlord Waiver.

     (b) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Closing Date, each of Holdings and each Borrower shall, and shall cause each of its Subsidiaries to, use its commercially reasonable best efforts to deliver to the Administrative Agent a Landlord Waiver executed by the lessor of any real property that is to be leased by Holdings, such Borrower or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to that of the Administrative Agent and to the extent any such Landlord Waiver is not so executed and delivered, a written explanation of Holdings as to why Holdings, such Borrower or such Subsidiary, as the case may be, was unable to obtain such Landlord Waiver.

     SECTION 7.1.12. YEAR 2000. The Borrower shall continue actions reasonably necessary to address on a timely basis the Year 2000 Problem as contemplated by
SECTION 6.15.

     SECTION 7.1.13. ADDITIONAL OPINIONS. Within 45 days following the Closing Date, the Borrowers shall have caused to be delivered to the Agents, in form and substance satisfactory to the Agents, letters of opinion relating to the protection of Collateral (as defined in the Security and Pledge Agreement) located in the states set forth in ITEM 7.1.13 of the Disclosure Schedule from local counsel reasonably satisfactory to the Agents.

     SECTION 7.2. NEGATIVE COVENANTS. Holdings and each Borrower covenants and agrees with each Lender, each Issuer and each Agent that until the Termination Date has occurred, Holdings and such Borrower will, and will cause each of its respective Subsidiaries to, perform or cause to be performed the obligations set forth in this SECTION 7.2.

     SECTION 7.2.1. BUSINESS ACTIVITIES. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably incidental or related thereto. Holdings will not engage in any business activity other than (a) its direct ownership of the Capital Securities of WRC and the Capital Securities of JLC and its indirect ownership of the Capital Securities of each Subsidiary of each Borrower and (b) its compliance with the obligations applicable to it under the Loan Documents and the Transaction Documents. Without limiting the generality of the immediately preceding sentence, Holdings will not (i) create, incur, assume or suffer to exist any Indebtedness (other than Indebtedness under this Agreement or any other Loan Document, Indebtedness permitted to be incurred by it pursuant to SECTION 7.2.2(d) or any Subordinated Debt pursuant to CLAUSE (h) (or (m) (but only to the extent that it refinances any Subordinated Debt incurred under CLAUSE (h))) of SECTION 7.2.2), (ii) create, assume, or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired (other than pursuant to the Loan Documents), (other than any Liens permitted by SECTION 7.2.3) (iii) wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), or consolidate or amalgamate with or merge into or with any other Person, or convey, sell, transfer, lease or otherwise dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons, (iv) create, incur, assume or suffer to exist any Investment in any Person or (v) permit to be taken any action that would result in a Change in Control.

     SECTION 7.2.2. INDEBTEDNESS. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

          (a) Indebtedness in respect of the monetary Obligations;

          (b) until the Closing Date, Indebtedness that is to be repaid in full as further identified in ITEM 7.2.2(b) of the Disclosure Schedule;

          (c) Indebtedness existing as of the Effective Date which is identified in ITEM 7.2.2(c) of the Disclosure Schedule;

          (d) unsecured Indebtedness of Holdings, the Borrowers and their respective Subsidiaries (i) incurred in the ordinary course of business of Holdings, such Borrower and its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 120 days or, if overdue for more than 120 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of Holdings, such Borrower or such Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof (PROVIDED, HOWEVER, that the amount of outstanding unsecured Indebtedness incurred by Holdings under this CLAUSE (d) shall not at any time exceed $50,000);

          (e) Indebtedness of the Borrowers and their respective Subsidiaries
     (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition, construction or improvement of any fixed or capital assets of such Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of such Borrower and its Subsidiaries (PROVIDED, that such Indebtedness is incurred within 60 days of the acquisition or the completion of such construction or improvement of such property) and (iii) Capitalized Lease Liabilities; PROVIDED, that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $2,000,000;

          (f) Indebtedness of any Subsidiary owing to either Borrower or any other Subsidiary, which Indebtedness

                    (i) shall, if payable to either Borrower or a Domestic
               Subsidiary and evidenced by one or more Intercompany Notes, be delivered in pledge to the Administrative Agent pursuant to the Security and Pledge Agreement, and whether or not evidenced by a note, shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (PROVIDED, that only the amount repaid in part shall be discharged); and

                    (ii) if incurred by a Subsidiary owing to either Borrower or a Subsidiary Guarantor, shall not (when aggregated with the amount of Investments made by the Borrowers and the Subsidiary Guarantors in Foreign Subsidiaries under CLAUSE (e)(i) of SECTION 7.2.5), exceed $1,000,000;

          (g) unsecured Indebtedness (not evidenced by a note or other instrument) of either Borrower owing to a Subsidiary that has previously executed and delivered to the Agents the Interco Subordination Agreement (or a supplement thereto);

          (h) unsecured Subordinated Debt of Holdings and the Borrowers evidenced by the Subordinated Notes incurred pursuant to the terms of the Sub Debt Documents in a principal amount not to exceed $150,000,000, and unsecured Contingent Liabilities of the Subsidiary Guarantors in respect of such Subordinated Debt, but only if such Contingent Liabilities are subordinated to the Obligations on substantially the same terms as such Subordinated Debt of Holdings and the Borrowers is subordinated to the Obligations;

          (i) Indebtedness of a Person existing at the time such Person became a Subsidiary of either Borrower in an aggregate amount of all such Persons not to exceed $5,000,000, but only to the extent that such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary;

          (j) Indebtedness under Hedging Obligations entered into in the ordinary course of business to limit risks of currency or interest rate fluctuations and not for speculative purposes;

          (k) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

          (l) Indebtedness consisting of guaranties of loans made to officers, directors or employees of Holdings or any of its Subsidiaries in an aggregate outstanding amount, when taken together with the loans referred to in CLAUSE (f)(iv)(B) of SECTION 7.2.5, not to exceed $7,500,000;

          (m) Indebtedness which refinances Indebtedness permitted by CLAUSES
     (c), (h) and (i) above; PROVIDED, HOWEVER, that after giving effect to such refinancing, (i) the principal amount of outstanding Indebtedness is not increased, (ii) neither the tenor nor the average life thereof is reduced,
     (iii) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced, (iv) the security, if any, for the refinancing Indebtedness shall be the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of refinancing Indebtedness), (v) the holders of refinancing Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome to the obligor or obligors than those contained in the Indebtedness being refinanced and (vi) the refinancing Indebtedness is subordinated to the same degree, if any, as the Indebtedness being refinanced;

          (n) Contingent Liabilities of Holdings and the Borrowers in respect of Indebtedness consisting of guaranties made by Holdings and the Borrowers in respect of Indebtedness of the Subsidiary Guarantors of the type permitted and described in CLAUSE (d)(i) above, in an aggregate amount not to exceed at any time outstanding $1,500,000; and

          (o) other Indebtedness of the Borrowers and their respective Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to either Borrower or any of its Domestic Subsidiaries) in an aggregate amount at any time outstanding not to exceed $1,000,000.

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSES (f)(ii),
(h), (i) or (m) shall be assumed or otherwise incurred if a Specified Default has occurred and is then continuing or would result therefrom.

     SECTION 7.2.3. LIENS. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the monetary Obligations;

          (b) until the Closing Date, Liens securing payment of Indebtedness of the type described in CLAUSE (b) of SECTION 7.2.2;

          (c) Liens existing as of the Effective Date and disclosed in ITEM 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in CLAUSE (c) of SECTION 7.2.2, and any refinancing, refunding, renewal or extension of such Indebtedness; PROVIDED, that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Effective
     Date);

          (d) Liens securing Indebtedness of the type permitted under CLAUSE (e) of SECTION 7.2.2; PROVIDED, that (i) such Lien is granted within 90 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 80% of the cost of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

          (e) Liens securing Indebtedness permitted by CLAUSE (i) of SECTION 7.2.2; PROVIDED, that such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof and attach only to specific tangible assets of such Person (and not assets of such Person generally);

          (f) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

          (h) judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under SECTION 8.1.6;

          (i) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

          (j) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (k) Liens (including financing statements that are filed as a precautionary measure and undertakings to file such financing statements) provided for in equipment leases under which either Borrower or any of their respective Subsidiaries is the lessee; provided that any such Lien in respect of any equipment lease is limited to the equipment being leased under such lease and the proceeds thereof;

          (l) leases, subleases, licenses and sublicenses granted to third parties in the ordinary course of business, in each case not interfering in any respect with the operations or business of any Borrower or any of its Subsidiaries or the Liens of the Administrative Agent or the Lenders granted by the Loan Documents;

          (m) banker's liens and rights of offset of the holders of Indebtedness of the Borrowers or their respective Subsidiaries on monies deposited by either Borrower or any such Subsidiary with such holders of Indebtedness in the ordinary course of business of either Borrower or any such Subsidiary; and

          (n) other Liens that do not, individually or in the aggregate, attach to a material portion of the assets of the Borrowers or any Subsidiary or the Capital Securities of either Borrower or any of their respective Subsidiaries and do not secure obligations in an aggregate amount in excess of $2,000,000.

     SECTION 7.2.4. FINANCIAL CONDITION AND OPERATIONS. Holdings and each Borrower will not permit to occur any of the events set forth below.

          (a) Holdings and each Borrower will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                 Period                               Leverage Ratio
                 ------                               --------------
            Effective Date to                            6.35:1.0
                09/30/00

          10/01/00 to 09/30/01                           5.85:1.0

          10/01/01 to 09/30/02                           5.35:1.0

          10/01/02 to 09/30/03                           4.75:1.0

              10/01/03 and                               4.00:1.0.
               thereafter

          (b) Holdings and each Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                       Fixed Charge
                 Period                               Coverage Ratio
                 ------                               --------------
            Effective Date to                            1.05:1.0
                06/30/01

          07/01/01 to 06/30/02                           1.10:1.0

          07/01/02 to 12/31/03                           1.25:1.0

              01/01/04 and                               1.50:1.0.
               thereafter

     SECTION 7.2.5. INVESTMENTS. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and identified in ITEM 7.2.5(a) of the Disclosure Schedule;

          (b) Cash Equivalent Investments;

          (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (d) Investments made by the Borrowers and their respective Subsidiaries that are permitted as Capital Expenditures pursuant to SECTION 7.2.7;

          (e) Investments by way of contributions to capital or purchases of Capital Securities (i) by either Borrower in any Subsidiaries or by any Subsidiary in other Subsidiaries; PROVIDED, that the aggregate amount of intercompany loans made pursuant to CLAUSE (f)(ii) of SECTION 7.2.2 and Investments under this clause made by the Borrowers and Subsidiary Guarantors in Subsidiaries that are not Subsidiary Guarantors shall not exceed $1,000,000 at any time, or (ii) by any Subsidiary in either Borrower;

          (f) Investments made by the Borrowers and their respective Subsidiaries that constitute (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business or
     (iv) loans to officers, directors or employees of Holdings or any of its Subsidiaries (a) to finance the acquisition of Capital Securities (or securities linked to such securities) of Holdings so long as Holdings makes a capital contribution of such proceeds to the Borrowers, or (b) in the ordinary course of business for items such as travel, entertainment and relocation expenses in an aggregate outstanding principal amount, when taken together with the amount of guaranties referred to in CLAUSE (l) of
     SECTION 7.2.2, not exceeding $7,500,000;

          (g) Investments made by the Borrowers and their respective Subsidiaries constituting Permitted Acquisitions in an aggregate amount not to exceed $5,000,000 over the term of this Agreement; PROVIDED, that (i) if any such Investment shall result in the acquisition of a wholly owned Subsidiary, and (ii) upon making such Investment, the provisions of SECTION 7.1.8 are complied with;

          (h) Investments consisting of any deferred portion of the sales price received by either Borrower or any Subsidiary in connection with any Disposition permitted under SECTION 7.2.11; and

          (i) other Investments made by the Borrowers and their respective Subsidiaries in an amount not to exceed $1,000,000 over the term of this Agreement;

PROVIDED, HOWEVER, that

          (j) any Investment which when made complies with the requirements of CLAUSES (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (k) no Investment otherwise permitted by CLAUSE (g) shall be permitted to be made if any Specified Default has occurred and is continuing or would result therefrom.

     SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than

          (a) Restricted Payments made by Subsidiaries to the Borrowers or wholly owned Subsidiaries of either Borrower;

          (b) Restricted Payments made by the Borrowers and the Subsidiaries, as applicable, to Holdings in accordance with the Tax Sharing Agreement, but in aggregate amounts no greater than, and limited to the amount necessary to enable Holdings to make payments in cash in respect of the aggregate federal income tax liability then due of the "affiliated group" (within the meaning of Section 1504(a)(1) of the Code) of which Holdings is the common parent corporation; PROVIDED, HOWEVER, that any payment required to be made by any Borrower or Subsidiary to Holdings in accordance with the Tax Sharing Agreement that otherwise would be prohibited pursuant to the preceding limitation may be paid directly to another Borrower or Subsidiary, as applicable, to the extent that Holdings would have been required to make a payment to such other Borrower or Subsidiary in accordance with the Tax Sharing Agreement.

          (c) Restricted Payments made by the Borrowers to Holdings solely to the extent necessary to enable Holdings to pay Management Fees in an aggregate amount of up to $1,000,000 in any Fiscal Year thereafter;

          (d) Restricted Payments made by the Borrowers to Holdings solely to the extent necessary to enable Holdings to pay for general administrative and operating expenses of Holdings;

          (e) Restricted Payments made by the Borrowers to Holdings solely to the extent necessary to enable Holdings to repurchase, redeem or otherwise acquire or retire for value any Capital Securities of Holdings, or any warrant, option or other right to acquire Capital Securities of Holdings, held by any member of management or employee of Holdings or any of its Subsidiaries pursuant to any management equity subscription agreement or stock option agreement as a result of the cessation of the employment such Person (by death, disability or otherwise) in an aggregate amount of up to $1,000,000 in the 1999 Fiscal Year and $5,000,000 in each Fiscal Year thereafter;

          (f) (i) Restricted Payments made by the Borrowers to Holdings (including Restricted Payments made by WRC on the WRC Mirror PIK Preferred Equity) on or subsequent to the fifth anniversary of the Closing Date solely to the extent necessary to enable Holdings to make scheduled payments of dividends on the PIK Preferred Equity and Holdings does in fact make such scheduled payments thereon and (ii) Restricted Payments made by JLC and WRC on or subsequent to the fifth anniversary of the Closing Date to make scheduled payments of dividends on the JLC PIK Preferred Equity and the WRC PIK Preferred Equity (other than any such Capital Securities held by Holdings), respectively; PROVIDED, that such Restricted Payments may only occur so long as, in each case, the conditions set forth in the proviso to this Section are satisfied and at the time of such payments and after giving effect to the making of each such Restricted Payment, the Leverage Ratio for the most recently ended Fiscal Quarter for which a Compliance Certificate was delivered by Holdings to the Agents pursuant to CLAUSE (c) of

     SECTION 7.1.1 as calculated on a PRO FORMA basis shall be less than 3.00:1.0; and

          (g) following the making of any mandatory prepayment required under CLAUSE (h) of SECTION 3.1.1 in respect of Net Equity Proceeds, (i) Restricted Payments made by the Borrowers to Holdings solely to the extent necessary to enable Holdings to redeem shares of the PIK Preferred Equity (other than any such Capital Securities held by Holdings or WRC) or (ii) Restricted Payments made by JLC and WRC to redeem shares of the JLC PIK Preferred Equity and the WRC PIK Preferred Equity (other than any such Capital Securities held by Holdings), respectively, in each case, using such Net Equity Proceeds remaining following such mandatory prepayment in an amount not to exceed the excess of (x) the amount of Net Equity Proceeds remaining from such mandatory prepayment over (y) the amount of any such Net Equity Proceeds used to redeem any Subordinated Notes pursuant to
     SECTION 7.2.8; PROVIDED, that such Restricted Payments may only occur so long as the conditions set forth in the proviso to this Section are satisfied and at the time of such payments and after giving effect to the making of each such Restricted Payment, the Leverage Ratio for the most recently ended Fiscal Quarter for which a Compliance Certificate was delivered by Holdings to the Agents pursuant to CLAUSE (c) of SECTION 7.1.1 as calculated on a PRO FORMA basis shall be less than 4.25:1.0;

PROVIDED, HOWEVER, that no Restricted Payments under CLAUSE (c), (e), (f) or (g) may be made if (a) any Specified Default shall have occurred and be continuing on the date such Restricted Payment is declared or made, or a Specified Default would result from the making of any such Restricted Payment and (b) after giving effect to the making of each such Restricted Payment, the Borrower would not be in PRO FORMA compliance with the covenants set forth in SECTION 7.2.4 for the most recently ended Fiscal Quarter for which a Compliance Certificate was delivered by Holdings to the Agents pursuant to CLAUSE (c) of SECTION 7.2.2;

     SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. Subject (in the case of Capitalized Lease Liabilities), to CLAUSE (e) of SECTION 7.2.2, Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, make or commit to make Capital Expenditures other than Capital Expenditures made or committed to be made by the Borrowers and their respective Subsidiaries in any Fiscal Year (or, in the case of the 1999 Fiscal Year, during the period from and including the Closing Date through the end of such Fiscal Year) which in the aggregate do not exceed the amount set forth below opposite such Fiscal Year:

                                                     Capital
                 Fiscal Year                    Expenditure Amount
                 -----------                    ------------------
                    1999                             $2,000,000

                    2000                            $13,000,000

                    2001                            $15,000,000

                    2002                            $17,000,000

                    2003                           $18,000,000;

                2004 and each                       $20,000,000
                 Fiscal Year
                 thereafter

PROVIDED, HOWEVER, that (i) to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this Section without giving effect to this proviso (the "BASE AMOUNT") exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by Holdings to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to Holdings and its Subsidiaries using the Base Amount for such succeeding Fiscal Year, without giving effect to such carryforward).

     SECTION 7.2.8. NO PREPAYMENT OF SUBORDINATED DEBT. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to,

          (a)make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (i) other than payments of interest on the stated, scheduled date for payment of interest set forth in the applicable Sub Debt Documents or (ii) which would violate the terms of this Agreement or the applicable Sub Debt Documents;

          (b) redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt (including, in the case of each Borrower and each of their respective Subsidiaries, by way of issuing notes evidencing Subordinated Debt in exchange for Subordinated Notes of Holdings); PROVIDED, HOWEVER, that following the making of any mandatory prepayment required under CLAUSE (h) of SECTION 3.1.1 in respect of Net Equity Proceeds and so long as no Specified Default shall have occurred and be continuing on the date such redemption, retirement, purchase, defeasance or other acquisition is declared or made, or a Specified Default would result from the consummation thereof, Holdings and the Borrowers may redeem, retire, purchase, defease or otherwise acquire up to 35% of the Subordinated Notes using such Net Equity Proceeds remaining following such mandatory prepayment in an amount not to exceed the excess of (x) the amount Net Equity Proceeds remaining from such mandatory prepayment over (y) the amount of any such Net Equity Proceeds used to redeem any PIK Preferred Equity and cancel the warrants issued in connection therewith pursuant to CLAUSE (g) of SECTION 7.2.6; or

          (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes;

     SECTION 7.2.9. CAPITAL SECURITIES. Holdings will not permit either Borrower, and each Borrower will not, and will not permit any of their respective Subsidiaries to,

          (i) issue any Capital Securities (whether for value or otherwise) to any Person other than (in the case of Subsidiaries) either Borrower or another wholly owned Subsidiary thereof or

          (ii) become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Capital Securities of Holdings, either Borrower or any Subsidiary or any option, warrant or other right to acquire any such Capital Securities, in each case, other than (A) in connection with any Permitted Equity Exchange of the types described in clauses (i), (ii), (iii), (v)(A) or (vi) of the definition thereof (PROVIDED, HOWEVER, (1) in the case of such clauses (ii) and (v)(A), Holdings makes capital contributions of all of the Capital Securities received by it in connection with each such exchange to WRC and WRC contemporaneously with the receipt thereof pledges and delivers such Capital Securities to the Administrative Agent, together with stocks powers duly executed in blank, all in accordance with the terms of the Security and Pledge Agreement and (2) in the case of such clause (vi), Holdings contemporaneously with the receipt of Capital Securities of WRC and/or JLC in connection with such Permitted Equity Exchange pledges and delivers such Capital Securities to the Administrative Agent, together with stocks powers duly executed in blank, all in accordance with the terms of the Security and Pledge Agreement) and (B) the issuance by Holdings or WRC of common stock in connection with a Public Offering. Notwithstanding anything to the contrary herein, the aggregate liquidation preference of all shares of Capital Securities (excluding any common equity and the WRC Mirror PIK Preferred but including the PIK Preferred Equity, the WRC PIK Preferred Equity, if any, and the JLC PIK Preferred Equity, if any) held by persons other than Holdings or any of its Subsidiaries shall not exceed the sum of (x) $75,000,000, (y) any accrued but unpaid dividends on the PIK Preferred Equity and (z) the aggregate liquidation preference of additional PIK Preferred Equity issued in lieu of cash dividends on the PIK Preferred Equity.

     SECTION 7.2.10. CONSOLIDATION, MERGER, ETC. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except

          (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, either Borrower or any other Subsidiary (PROVIDED, HOWEVER, that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, either Borrower or another Subsidiary Guarantor), and the assets or Capital Securities of any Subsidiary may be purchased or otherwise acquired by either Borrower or any other Subsidiary (PROVIDED, HOWEVER, that the assets or Capital Securities of any Subsidiary Guarantor may only be purchased or otherwise acquired by either Borrower or another Subsidiary Guarantor); PROVIDED, FURTHER, that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Securities (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein;

          (b) a Borrower may merge with or into the other Borrower;

          (c) so long as no Specified Default has occurred and is continuing or would occur after giving effect thereto, either Borrower or any of its Subsidiaries may (to the extent permitted by CLAUSE (g) of SECTION 7.2.5) purchase all or substantially all of the assets or Capital Securities of any Person (or any division thereof), or acquire such Person by merger (it being understood that the foregoing shall not prohibit consummation of any transaction committed to in a definitive agreement that was entered into prior to the occurrence of any such Specified Default); and

          (d) any transaction permitted under SECTION 11.12.

     SECTION 7.2.11. PERMITTED DISPOSITIONS. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, Dispose of Holdings', any of such Borrower's or such Subsidiaries' assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition is a Permitted Asset Disposition or is permitted under SECTION 11.12.

     SECTION 7.2.12. MODIFICATION OF CERTAIN AGREEMENTS. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

          (a) the Sub Debt Documents, other than any amendment, supplement, waiver or modification for which no (or only a nominal) fee is payable to the holders of the Subordinated Debt and which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or (iii) makes the covenants, events of default or remedies in such Sub Debt Documents less restrictive on such Borrower; or

          (b)any of the Transaction Documents.

     SECTION 7.2.13. TRANSACTIONS WITH AFFILIATES. Except (a) as permitted under CLAUSE (d), (e) or (f)(iv) of SECTION 7.2.5, SECTION 7.2.6, or CLAUSE (a) or (b) of SECTION 7.2.10, (b) payments made by Holdings, the Borrowers and their respective Subsidiaries in accordance with the Tax Sharing Agreement and (c) for Permitted Asset Dispositions of the type described in clause (g) of the definition thereof, Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract (i) is on fair and reasonable terms no less favorable to such Borrower or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (ii) is of the kind which would be entered into by a prudent Person in the position of such Borrower or such Subsidiary with a Person that is not one of its Affiliates.

     SECTION 7.2.14. RESTRICTIVE AGREEMENTS, ETC. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, enter into any agreement prohibiting

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

          (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

          (c) the ability of any Subsidiary to make any payments, directly or indirectly, to either Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document, (ii) in the case of CLAUSE (a), any agreement governing any Indebtedness permitted by CLAUSE (e) of SECTION 7.2.2 as to the assets financed with the proceeds of such Indebtedness, or (iii) in the case of CLAUSES (a) and
(c), any agreement of a Foreign Subsidiary governing the Indebtedness permitted by CLAUSE (f)(ii) of SECTION 7.2.2.

     SECTION 7.2.15. SALE AND LEASEBACK. Holdings and each Borrower will not, and will not permit any of their respective Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

     SECTION 7.2.16. DESIGNATION OF SENIOR DEBT. None of Holdings or either Borrower will permit any Indebtedness (other than the Indebtedness incurred hereunder or under any other Loan Document) to constitute "Designated Senior Debt" (or any other similar term) under the Subordinated Debt Documents, without the consent of the Required Lenders.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this Article shall constitute an "EVENT OF DEFAULT".

     SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. Either Borrower shall default in the payment or prepayment when due of

          (a) any principal of any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to SECTION 2.6.4; or

          (b) interest on any Loan or Reimbursement Obligation, any fee described in ARTICLE III or any other monetary Obligation, and such default shall continue unremedied for a period of five Business Days after such amount was due.

     SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made or deemed to have been made in any material respect.

     SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. Holdings or either Borrower shall default in the due performance or observance of any of its obligations under SECTION 7.1.1, 7.1.7, 7.1.10 or 7.2.

     SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrowers by either Agent.

     SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in SECTION 8.1.1) of Holdings, either Borrower or any of their respective Subsidiaries or any other Obligor having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

     SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money individually or in the aggregate in excess of $5,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against Holdings, either Borrower or any of their respective Subsidiaries or any other Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

     SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

          (a) the institution of any steps by either Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, such Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION 8.1.8. CHANGE IN CONTROL. Any Change in Control shall occur.

     SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. Holdings, either Borrower, any of their respective Subsidiaries or any other Obligor shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; PROVIDED, that Holdings, each Borrower, each Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by Holdings, either Borrower, any Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by Holdings, such Borrower, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; PROVIDED, that Holdings, each Borrower, each Subsidiary and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien (subject only to Liens permitted by SECTION 7.2.3).

     SECTION 8.1.11. FAILURE OF SUBORDINATION. Unless otherwise waived or consented to by the Agents, each Lender and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Agents, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute "Senior Debt" (or similar term) referring to the Obligations; or Holdings, either Borrower or any of their respective Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Agents, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

     SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other monetary Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable jointly and severally by the Borrowers, without notice or demand to any Person and each Borrower shall automatically and immediately be obligated jointly and severally to Cash Collateralize all Letter of Credit Outstandings.

     SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other monetary Obligations (including Reimbursement Obligations) to be due and payable jointly and severally by the Borrowers and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other monetary Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrowers shall automatically and immediately be obligated jointly and severally to Cash Collateralize all Letter of Credit Outstandings.

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

     SECTION 9.1. ACTIONS. Each Lender hereby appoints DLJ as its Syndication Agent and BofA as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes each Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, PRO RATA according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, to the extent the same shall not have been reimbursed by the


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Borrowers; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent's gross negligence or wilful misconduct. Neither Agent shall be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of either Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrowers severally agree (and the Borrowers as among themselves jointly and severally agree) to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the applicable Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of either Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing).

     SECTION 9.3. EXCULPATION. Neither Agent nor any of its respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor or the Seller of its Obligations. Any such inquiry which may be made by either Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. SUCCESSOR. The Syndication Agent may resign as such upon one Business Day's notice to the Borrowers and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders, with the prior consent of Holdings (which consent of Holdings shall not be required upon the occurrence and during the continuation of a Specified Default) may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; PROVIDED, HOWEVER, that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this ARTICLE shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and SECTIONS 11.3 and 11.4 shall continue to inure to its benefit.

     SECTION 9.5. CREDIT EXTENSIONS BY EACH AGENT. Each Agent and each Issuer shall have the same rights and powers with respect to (x)(i) in the case of an Agent, the Credit Extensions made by it or any of its Affiliates and (ii) in the case of an Issuer, the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent or Issuer. Each Agent, each Issuer and each Lender and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Holdings, either Borrower or any Subsidiary or Affiliate of Holdings or either Borrower as if such Agent, Issuer or Lender were not an Agent, Issuer or Lender hereunder.

     SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of Holdings, the Borrowers and their respective Subsidiaries, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

     SECTION 9.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by Holdings or either Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrowers). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from Holdings or either Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

     SECTION 9.8. RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties. For purposes of applying amounts in accordance with this Section, each Agent shall be entitled to rely upon any Secured Party that has entered into a Secured Hedging Agreement with any Obligor or the Seller for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding monetary Obligations owed to such Secured Party under any Secured Hedging Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and either Borrower to the contrary, each Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Secured Hedging Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor or the Seller.

     SECTION 9.9. DEFAULTS. Neither Agent shall be deemed to have knowledge or notice of the occurrence of a Default unless such Agent has received a written notice from a Lender or either Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that either Agent receives such a notice of the occurrence of a Default, such Agent shall give prompt notice thereof to the Lenders. Each Agent shall (subject to SECTION 11.1) take such action with respect to such Default as shall be directed by the Required Lenders; PROVIDED, that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders, as applicable.

     SECTION 9.10. DOCUMENTATION AGENT. The Person identified on the signature pages of this Agreement as the "Documentation Agent" shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to it in its capacity as a Lender to the extent it is a Lender hereunder. Without limiting the foregoing, the Lender so identified as the "Documentation Agent" shall not have or be deemed to have any fiduciary relationship with any Lender. Each Person acknowledges that it has not relied, and will not rely, on the Person so identified as the "Documentation Agent" in deciding to enter into this Agreement and each other Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

                                    ARTICLE X

                                HOLDINGS GUARANTY

     SECTION 10.1. GUARANTY. Holdings hereby absolutely, unconditionally and irrevocably

          (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all monetary Obligations of each Borrower and each other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

          (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this ARTICLE X.

The guaranty set forth in this ARTICLE X constitutes a guaranty of payment when due and not of collection, and Holdings specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against either Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of Holdings under the guaranty set forth in this
ARTICLE X.

     SECTION 10.2. ACCELERATION OF HOLDINGS GUARANTY. Holdings agrees that, in the event of the dissolution or insolvency of either Borrower, any other Obligor or Holdings, or the inability or failure of either Borrower, any other Obligor or Holdings to pay debts as they become due, or an assignment by either Borrower, any other Obligor or Holdings for the benefit of creditors, or the commencement of any case or proceeding in respect of either Borrower, any other Obligor or Holdings under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the monetary Obligations of each Borrower and each other Obligor may not then be due and payable, Holdings agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this ARTICLE X by Holdings if all such monetary Obligations were then due and payable.

     SECTION 10.3. GUARANTY ABSOLUTE, ETC. The guaranty set forth in this
ARTICLE X shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all monetary Obligations of each Borrower and each other Obligor have been paid in full in cash, all obligations of Holdings under the guaranty set forth in this ARTICLE X shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. Holdings guarantees that the monetary Obligations of each Borrower and each other Obligor will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of Holdings under the guaranty set forth in this ARTICLE X shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

          (b) the failure of any Secured Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against either Borrower, any other Obligor, the Seller or any other Person (including any other guarantor (including Holdings)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor (including Holdings) of, or collateral securing, any Obligations of either Borrower, any other Obligor or the Seller;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of either Borrower or any other Obligor (other than Holdings), or any other extension, compromise or renewal of any Obligation of either Borrower or any other Obligor (other than Holdings);

          (d) any reduction, limitation, impairment or termination of any Obligations of either Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Holdings hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of either Borrower or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of either Borrower; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, either Borrower, any surety or any guarantor.

     SECTION 10.4. REINSTATEMENT, ETC. Holdings agrees that the guaranty set forth in this ARTICLE X shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of either Borrower or otherwise, all as though such payment had not been made.

     SECTION 10.5. WAIVER, ETC. Holdings hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of either Borrower and the guaranty set forth in this ARTICLE X and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against either Borrower, any other Obligor or any other Person (including the Seller or any other guarantor (including Holdings)) or entity or any collateral securing the Obligations of either Borrower.

     SECTION 10.6. POSTPONEMENT OF SUBROGATION, ETC. Holdings agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this ARTICLE X, by any payment made under the guaranty set forth in this ARTICLE X or otherwise, until the prior payment in full in cash of all monetary Obligations of each Borrower and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to Holdings on account of any such subrogation rights prior to the payment in full in cash of all monetary Obligations of each Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the monetary Obligations of each Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that if

          (a) Holdings has made payment to the Secured Parties and each holder of a Note of all or any part of the monetary Obligations of either Borrower, and

          (b) all monetary Obligations of each Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at Holdings' request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to Holdings appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Holdings of an interest in the monetary Obligations of the applicable Borrower resulting from such payment by Holdings. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, Holdings shall refrain from taking any action or commencing any proceeding against either Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this ARTICLE X to any Secured Party or any holder of a Note.

     SECTION 10.7. SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES, ETC. The guaranty set forth in this ARTICLE X shall:

          (a) be binding upon Holdings, and its successors, transferees and assigns;

          (b) inure to the benefit of and be enforceable by each Agent and each other Secured Party; and

          (c) shall not constitute a novation.

Without limiting the generality of the foregoing CLAUSE (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this ARTICLE X) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of SECTION 11.11 and ARTICLE IX.


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

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     SECTION 11.1. WAIVERS, AMENDMENTS, ETC. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Holdings, the Borrowers and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall:

          (a) modify this Section without the consent of all Lenders;

          (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or reduce any fees described in ARTICLE III payable to any Lender without the consent of such Lender;

          (c) extend any date of payment of principal for any Lender's Loan, or reduce the principal amount of, rate of interest or fees on any Loan or Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor), or extend the date on which interest or fees are payable in respect of such Loan or Reimbursement Obligation, in each case, without the consent of the Lender which has made such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to SECTION 8.2 and SECTION
     8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

          (d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

          (e) except as otherwise expressly provided in a Loan Document, release
     (i) either Borrower from its Obligations under the Loan Documents, Holdings from its Obligations under ARTICLE X or any Subsidiary Guarantor from its Obligations under the Subsidiary Guaranty or

     (ii) all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders;

          (f)(i) amend, modify or waive CLAUSE (b) of SECTION 3.1.1 or (ii) have the effect (either immediately or at some later time) of enabling the Borrowers to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit unless such amendment, modification or waiver shall have been consented to by the holders of at least 51% of the Revolving Loan Commitments.

          (g) amend, modify or waive the provisions of CLAUSE (a)(i) of SECTION
     3.1.1 or CLAUSE (b) of SECTION 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of Lenders participating in other Tranches, unless such amendment, modification or waiver shall have been consented to by the holders of at least 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such modification, or, in the case of a modification affecting the Revolving Loan Commitments, the Lenders holding at least 51% of the Revolving Loan Commitments;

          (h) change any of the terms of CLAUSE (b) of SECTION 2.3.2 or SECTION
     2.3.2 without the consent of the Swing Line Lender; or

          (i) affect adversely the interests, rights or obligations of either Agent (in its capacity as an Agent) or any Issuer (in its capacity as an Issuer), unless consented to by such Agent or such Issuer, as the case may be.

No failure or delay on the part of either Agent, any Issuer or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor or the Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either Agent, any Issuer or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     For purposes of this SECTION 11.1, the Syndication Agent, if any, in coordination with the Administrative Agent, shall have primary responsibility, together with the Borrowers, in the negotiation, preparation and documentation relating to any amendment, modification or waiver under this Agreement, any other Loan Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section.

     SECTION 11.2. NOTICES; TIME. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to either Agent or either Borrower, at its address or facsimile number set forth below its signature in this Agreement, and if to a Lender or Issuer to the applicable Person at its address or facsimile number set forth below its signature in this Agreement or set forth in the Lender Assignment Agreement pursuant to which it became a Lender hereunder, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

     SECTION 11.3. PAYMENT OF COSTS AND EXPENSES. The Borrowers jointly and severally agree to pay on demand all expenses of each Agent (including the fees and out-of-pocket expenses of Mayer, Brown & Platt, counsel to the Agents and of local counsel, if any, who may be retained by or on behalf of the Agents) in connection with

          (a) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

          (b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

          (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

The Borrowers further agree to jointly and severally pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Notes. The Borrowers also agree to jointly and severally reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with either Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 11.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrowers hereby jointly and severally indemnify, exonerate and hold each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transaction;

          (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of either Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to fund any Credit Extension, provided that any such action is resolved in favor of such Indemnified Party);

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

          (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the monetary Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct (as determined by a court having jurisdiction in a final proceeding) or disputes between Indemnified Parties. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     It is understood and agreed that, to the extent not precluded by a conflict of interest, each Indemnified Party shall endeavor to make reasonable efforts to minimize the legal and other expenses associated with any defense and any potential settlement or judgment (including the use of single counsel selected by such Indemnified Parties). Settlement of any such claim or litigation involving any material indemnified amount will require the approval of the relevant Obligor (such approval not to be unreasonably withheld or delayed).

     SECTION 11.5. SURVIVAL. The obligations of each Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, the obligations of Holdings under Article X in respect of such obligations of each such Borrower and the obligations of the Lenders under SECTION 9.1, shall in each case survive any assignment from one Lender to another (in the case of SECTIONS 11.3 and 11.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor and the Seller in each Loan Document shall survive the execution and delivery of such Loan Document.

     SECTION 11.6. SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.7. HEADINGS. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

     SECTION 11.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of each Borrower, each Agent and each Lender (or notice thereof satisfactory to the Agents), shall have been received by the Agents.

     SECTION 11.9. GOVERNING LAW; ENTIRE AGREEMENT. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH OTHER LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 11.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither Borrower may assign or transfer its rights or obligations hereunder without the consent of all of the Lenders.

     SECTION 11.11. SALE AND TRANSFER OF CREDIT EXTENSIONS; PARTICIPATIONS IN CREDIT EXTENSIONS NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.

     SECTION 11.11.1. ASSIGNMENTS. Any Lender (an "ASSIGNOR LENDER"),

          (a) with the written consent of Holdings, the Agents and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans) the Issuers (which consents (i) shall not be unreasonably delayed or withheld, (ii) of Holdings shall not be required upon the occurrence and during the continuance of any Event of Default and (iii) of the Agents and the Issuers shall not be required in the case of any assignment made by DLJ or any of its Affiliates), may at any time assign and delegate to one or more commercial banks, funds that are regularly engaged in making, purchasing or investing in loans or securities, or other financial institutions, and

          (b) with notice to Holdings, the Agents, and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans) the Issuers, but without the consent of Holdings, the Agents or the Issuers, may assign and delegate to any of its Affiliates or Related Funds or to any other Lender or any Affiliate or Related Fund of any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Assignor Lender's Loans and Commitments (and in the case of any assignment of Revolving Loan Commitments, related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans) (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans of a constant, and not a varying, percentage) is in a minimum aggregate amount of (i) $1,000,000 (PROVIDED that (1) assignments that are made on the same day to funds that (x) invest in commercial loans and (y) are managed or advised by the same investment advisor or any Affiliate of such investment advisor may be treated as a single assignment for purposes of the minimum amount and (2) no minimum amount shall be required in the case of any assignment between two Lenders so long as the Assignor Lender has an aggregate amount of Loans and Commitments of at least $1,000,000 following such assignment) unless Holdings and the Agents otherwise consent or (ii) the then remaining amount of such Assignor Lender's Loans and Commitments; PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in SECTION 4.6 and the Borrowers, each other Obligor, the Seller and the Agents shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (A) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to Holdings and the Agents by such Assignor Lender and such Assignee Lender;

          (B) such Assignee Lender shall have executed and delivered to Holdings and the Agents a Lender Assignment Agreement, accepted by the Agents;

          (C) the processing fees described below shall have been paid; and

          (D) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to CLAUSE (b) of SECTION 2.7.

From and after the date that the Agents accept such Lender Assignment Agreement and such assignment and delegation is registered pursuant to CLAUSE (b) of
SECTION 2.7, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Any Assignor Lender that shall have previously requested and received any Note or Notes in respect of any Tranche to which any such assignment applies shall, upon the acceptance by the Administrative Agent of the applicable Lender Assignment Agreement, mark such Note or Notes "exchanged" and deliver them to the Borrowers (against, if the Assignor Lender has retained Loans or Commitments with respect to the applicable Tranche and has requested replacement Notes pursuant to CLAUSE (b)(ii) of SECTION 2.7, its receipt from the Borrowers of replacement Notes in the principal amount of the Loans and Commitments of the applicable Tranche retained by it). Such Assignor Lender or such Assignee Lender (unless the Assignor Lender or the Assignee Lender is DLJ or one of its Affiliates) must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or Related Fund or if such assignment and delegation is by a Lender to a Federal Reserve Bank, as provided below or is otherwise consented to by the Administrative Agent. Any attempted assignment and delegation not made in accordance with this SECTION 11.11.1 shall be null and void. Nothing contained in this SECTION 11.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans) under this Agreement and/or its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) hereunder to any trustee or holders of obligations owed, or securities issued by, such fund as security for such obligations or securities or to any other representative of such holders. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the applicable Issuer or Holdings shall have the right, but not the obligation, upon notice to such Lender and the Agents, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; PROVIDED, HOWEVER, that
(i) no such assignment shall conflict with any law, regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

          SECTION 11.11.2. PARTICIPATIONS. Any Lender may sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

               (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

               (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

               (c) each Obligor, the Seller and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each Loan Document;

               (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action under any Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSES (a), (b), (c) or (f) of
          SECTION 11.1 with respect to Obligations participated in by such Participant; and

               (e) neither Holdings nor either Borrower shall be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

Each Borrower and Holdings acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 11.3 and 11.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to SECTION 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on such Borrower or (with respect to any claim under SECTION 4.6) Holdings for such increased costs and, in the case of SECTION 4.6, such Participant complies therewith as if it were a Lender. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless Holdings, each Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by Holdings, such Borrower or the Administrative Agent as a result of the failure of such Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-Domestic Lender that was entitled to deliver to the Borrowers, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal Taxes.

     Each Lender shall, as agent of Holdings and the Borrowers solely for the purpose of this Section, record in book entries maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of any participating interests sold pursuant to this Section.

     SECTION 11.12. REORGANIZATION TRANSACTION. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, so long as there shall not exist any pending or threatened action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality which contests the consummation of any of the following transactions, upon an election by Holdings,

          (a) Holdings, at any time, in its sole discretion may, contemporaneously with the assumption and issuances referred to in CLAUSES
     (b) and (c) below, contribute all of its assets (including the Capital Securities of WRC) to WRC; PROVIDED that the Administrative Agent shall have a perfected pledge of, and security interest in and to all such assets so contributed as it had immediately prior to such contribution pursuant to such documentation and opinions in form and substance reasonably satisfactory to the Administrative Agent and its counsel as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein;

          (b) WRC may, contemporaneously with the contribution referred to in CLAUSE (a) above and the issuances referred to in CLAUSE (c) below, assume substantially all of the liabilities of Holdings so long as (i) no Specified Default shall have occurred and be continuing on the date any such liabilities are to be assumed, nor would a Specified Default result from any such assumption and (ii) after giving effect to any such assumption, Holdings and the Borrowers shall be in PRO FORMA compliance with the covenants set forth in SECTION 7.2.4 for the most recent fully ended Fiscal Quarter preceding the date of such assumption;

          (c) WRC may, contemporaneously with the contribution and assumption referred to in CLAUSES (a) and (b) above, issue its common stock and its WRC PIK II Preferred Equity to Holdings so long as

               (A) no Specified Default shall have occurred and be continuing on the date of such issuance, nor would a Specified Default result from any such issuance;

               (B) after giving effect to such issuance, the Borrowers shall be in PRO FORMA compliance with the covenants set forth in SECTION 7.2.4 for the most recent fully ended Fiscal Quarter preceding the date of such issuance; and

               (C) after giving effect to such issuance, the Administrative Agent shall have a perfected pledge of, and security interest in and to all of the issued and outstanding interests of Capital Securities of each Borrower (including the WRC PIK II Preferred Equity) as the Administrative Agent had immediately prior to such issuance in form and substance reasonably satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein; and

               (d) Holdings may distribute all of the WRC PIK II Preferred Equity to the PIK Preferred Equity Holders in exchange for all of the PIK Preferred Equity and distribute up to 3% of the outstanding WRC common stock held by Holdings in exchange for all or the remainder of the Holdings (Unit) Common Stock.

     The parties hereto agree to cooperate with each other in connection with any such contribution or assumption or related transaction described in this
SECTION 11.12 to amend the Loan Documents to the extent reasonably necessary to adjust for the effect of any such contribution, assumption or related transaction described in this SECTION 11.12; PROVIDED that such amendments could not reasonably be expected to have a material adverse effect on the rights or remedies of any Secured Party under any Loan Document as in effect immediately prior to any such amendment.

     SECTION 11.13. CONFIDENTIALITY. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors on a need-to-know basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee or participant of, or any successor to, any of its rights or obligations under this Agreement, or to any direct or indirect contractual counterparties in agreements relating to Hedging Obligations or such contractual counterparties' professional advisors, (g) with the consent of Holdings or (h) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Agent or any Lender on a nonconfidential basis from a source other than Holdings or any of its Subsidiaries. For the purposes of this Section, "Confidential Information" means all information received from Holdings or any of its Subsidiaries relating to its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Holdings or any of its Subsidiaries; PROVIDED that, in the case of information received from Holdings or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

     SECTION 11.14. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with Holdings, either Borrower or any of their respective Affiliates in which Holdings, such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 11.15. INDEPENDENCE OF COVENANTS. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

     SECTION 11.16. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, ANY ISSUER, HOLDINGS OR EITHER BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENTS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. HOLDINGS AND EACH BORROWER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR

WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION
11.2. HOLDINGS AND EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT HOLDINGS OR EITHER BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, HOLDINGS AND SUCH BORROWER HEREBY IRREVOCABLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

     SECTION 11.17. WAIVER OF JURY TRIAL. EACH AGENT, EACH LENDER, EACH ISSUER, HOLDINGS AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, SUCH LENDER, SUCH ISSUER, HOLDINGS OR SUCH BORROWER IN CONNECTION THEREWITH. HOLDINGS AND EACH BORROWER ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      WEEKLY READER CORPORATION,
                                        as a Borrower


                                      By: /s/ Charles Laurey
                                         -------------------------
                                         Title:

                                         Address: c/o Ripplewood Holdings, LLC
                                                  One Rockefeller Plaza
                                                  New York, NY  10020
                                         Facsimile No.: (212) 218-4699
                                         Attention: Charles Laurey


                                      JLC LEARNING CORPORATION,
                                         as a Borrower


                                      By: /s/ Charles Laurey
                                         -------------------------
                                         Title:

                                         Address: c/o Ripplewood Holdings, LLC
                                                  One Rockefeller Plaza
                                                  New York, NY  10020
                                         Facsimile No.: (212) 218-4699
                                         Attention: Charles Laurey

                                      WRC MEDIA INC., as a Guarantor


                                      By: /s/ Charles Laurey
                                         -------------------------
                                         Title:

                                         Address: c/o Ripplewood Holdings, LLC
                                                  One Rockefeller  Plaza
                                                  New York, NY  10020
                                         Facsimile No.: (212) 218-4699
                                         Attention: Charles Laurey


                                      DLJ CAPITAL FUNDING, INC.,
                                         as the Syndication Agent


                                      By: /s/ Eugene Martin
                                         -------------------------
                                         Title:

                                         Address: 277 Park Avenue
                                                  New York, NY  10172
                                         Facsimile No.:  (212) 892-7542
                                         Attention:  Eugene Martin

                                      BANK OF AMERICA, N.A.,
                                         as the Administrative Agent


                                      By: /s/ Peter Hall
                                         -------------------------
                                         Title:

                                         Address: 100 North Tryon St.
                                                  NC1-007-07-01
                                                  Charlotte, NC  28255
                                         Facsimile No.: (704) 386-3270
                                         Attention:    Peter Hall


                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as the Documentation Agent


                                      By: /s/ Woodrow Broaders
                                         -------------------------
                                         Title: Authorized Signatory

                                         Address: 10 LaSalle Street
                                                  Suite 2700
                                                  Chicago, IL  60603
                                         Facsimile No.: (312) 419-5715
                                         Attention: Penny Friedman

                                      LENDERS:

                                      DLJ CAPITAL FUNDING, INC.


                                      By: /s/ Eugene Martin
                                         -------------------------
                                         Title: Senior Vice President

                                      Bank of America, N.A.


                                      By: /s/ Peter Hall
                                         -------------------------
                                         Title:

                                                                      SCHEDULE I

                     DISCLOSURE SCHEDULE TO CREDIT AGREEMENT


ITEM 6.7.  Litigation.


ITEM 6.8.  Existing Subsidiaries.


ITEM 6.11.  Employee Benefit Plans.


ITEM 6.12.  Environmental Matters.


ITEM 6.18(a) WRC Media Share Ownership.


ITEM 6.18(b) Weekly Reader Share Ownership.


ITEM 6.18(c) JLC Learning Corporation Share Ownership.


ITEM 7.1.10.  Copyrights


ITEM 7.1.13.  States with more than $1,000,000 Collateral


ITEM 7.2.2(b) Indebtedness to be Paid.

           CREDITOR                           OUTSTANDING PRINCIPAL AMOUNT
           --------                           ----------------------------

ITEM 7.2.2(c) Existing Indebtedness


ITEM 7.2.3(c) Ongoing Liens.


ITEM 7.2.5(a) Ongoing Investments.

                                                                     SCHEDULE II


                                   PERCENTAGES


             Revolving Loan Commitment                       Term A
             -------------------------                       ------
                  Loans                           Term B Loans
                  -----                           ------------

Section                                                                    Page
-------                                                                    ----

                                                                     SCHEDULE II

                           ADMINISTRATIVE INFORMATION

                                                                    SCHEDULE 6.7


                                   Litigation
                                   ----------


None.

                                                                    SCHEDULE 6.8


                              Existing Subsidiaries
                              ---------------------

WRC MEDIA INC.

     -    JLC Learning Corporation (a Delaware corporation)

     -    Weekly Reader Corporation (a Delaware corporation)

          -    Lifetime Learning Systems, Inc. (a Delaware corporation)

          -    American Guidance Service, Inc. (a Minnesota corporation)

               -    AGS International Sales, Inc. (a Minnesota corporation)

          -    Primedia Reference Inc. (a Delaware corporation)

               - Funk & Wagnalls Yearbook Corporation (a Delaware corporation)

               -    Gareth Stevens, Inc. (a Wisconsin corporation)

                                                                   SCHEDULE 6.11


                             Employee Benefit Plans
                             ----------------------

American Guidance Service, Inc. is obligated to provide disability and life insurance benefits until December 31, 2000 to Larry Rutkowski, Gerald Adams, Sharon Herpers and Michael Nabicht pursuant to their employment agreements.

                                                                   SCHEDULE 6.12


                              Environmental Matters
                              ---------------------


None.

                                                                SCHEDULE 6.18(a)


                            WRC Media Share Ownership
                            -------------------------

WRC MEDIA COMMON STOCK

          -    EAC III L.L.C. (4,848,635 shares)

          -    SGC Partners II LLC (1,694,039 shares)

          - Certain executives of WRC Media, Weekly Reader and JLC Learning Corporation (107,523 shares)

          -    Holders of Unit Common Stock (205,656 shares)

WRC MEDIA PREFERRED STOCK (3,000,000 SHARES)

          - DLJ Merchant Banking Partners and affiliated entities as set forth in the Offering Memorandum

          -    The Northwestern Mutual Life Insurance Company

          -    Certain other investors

                                                                SCHEDULE 6.18(b)


                          Weekly Reader Share Ownership
                          -----------------------------

WEEKLY READER VOTING COMMON STOCK

         -     WRC Media Inc. (2,685,670 shares)

         -     PRIMEDIA, Inc. (144,330 shares)

WEEKLY READER PREFERRED STOCK

         -     WRC Media Inc. (3,000,000 shares)

                                                                SCHEDULE 6.18(c)


                    JLC Learning Corporation Share Ownership
                    ----------------------------------------

JLC LEARNING CORPORATION COMMON STOCK

         -    WRC Media Inc. (10,000 shares)

                                                                 SCHEDULE 7.1.10


     JLC LEARNING CORPORATION
     ------------------------

                                   COPYRIGHTS
                                   ----------

     All copyrights for JLC Learning Corporation are filed in the United States.

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Advantage Mgmt Sys. 1.1                                                   March 23, 1998             TX-4-620-089
Advantage Mgmt. Sys. 1.2                                                  March 23, 1998             TX-4-620-087
Advantage Mgmt. Sys. 2.0                                                  March 20, 1998             TX-4-613-682
Advantage Mgmt. Sys. 2.1                                                  March 20, 1998             TX-4-613-679
AIMS 2.2.4 Adv. Instruc. Mgmt. Sys.                                       March 20, 1998             TX-4-613-680
Compass 2.2 for Windows/MacIntosh                                         March 23, 1998             TX-4-620-090
Compass 2.2 for ILA                                                       April 7, 1998              TX-4-634-221
Compass 2.3 for Windows/MacIntosh                                         March 23, 1998             TX-620-094
Compass 3.0 for Windows/MacIntosh                                         March 20, 1998             TX-4-613-681
LMS 3.15                                                                  April 7, 1998              TX-4-634-220
Peer to Peer Install Compass/Tomorrow's Promise 3.1                       September 30, 1998         TX-4-626-266
Personal Compass 1.0 for Windows/ MacIntosh                               March 23, 1998             TX-4-620-099
Worldware 2.0                                                             March 27, 1998             TX-4-623-250
Worldware 2.01                                                            March 20, 1998             TX-4-620-084
RIMS I                                                                    April 7, 1998              TX-4-634-224
RIMS II 1.72 for MAC                                                      March 27, 1998             TX-4-623-266
Jostens Comprehensive Assessment Tests/Compass                            March 23, 1998             TX-4-620-091
Jostens Comprehensive Assessment Tests/Advantage                          March 23, 1998             TX-4-620-088
Learning Expedition Language Arts                                         March 27, 1998             TX-4-623-253
Learning Expedition Mathematics Level 1-3                                 March 27, 1998             TX-4-623-256
Learning Expedition Mathematics Level 4-8                                 March 27, 1998             TX-4-623-248
Learning Expedition Math Higher Level Activities                          March 27, 1998             TX-4-623-252
Learning Expedition Reading Levels 1-3                                    March 27, 1998             TX-4-623-255
Learning Expedition Reading Levels 4-8                                    March 27, 1998             TX-4-623-247
Learning Expedition Written Expression                                    March 27, 1998             TX-4-623-251
Learning First Elementary Mathematics                                     March 23, 1998             TX-4-620-095
Learning First Skills and Employability Skills                            March 23, 1998             TX-4-620-102
Learning First Foundations in Mathematics                                 March 27, 1998             TX-4-623-259
Learning First Middle School Mathematics                                  March 27, 1998             TX-4-623-258
Learning First Foundations in Reading                                     March 27, 1998             TX-4-623-260
Learning First New Edition: Elementary Mathematics                        March 23, 1998             TX-4-620-103
Learning First New Edition: Elementary Reading                            March 23, 1998             TX-4-623-106
Integrated Language Arts - Primary Level                                  March 25, 1998             TX-4-623-208
Tomorrow's Promise Biology                                                March 23, 1998             TX-4-620-092
Tomorrow's Promise Chemistry                                              March 23, 1998             TX-4-620-096
Tomorrow's Promise Earth Science                                          March 23, 1998             TX-4-620-097
Tomorrow's Promise Language Arts Level 3                                  March 20, 1998             TX-4-613-670
Tomorrow's Promise Language Arts Level 4                                  March 20, 1998             TX-4-613-672
Tomorrow's Promise Language Arts Level 5                                  March 20, 1998             TX-4-613-676
Tomorrow's Promise Language Arts Level 6                                  March 20, 1998             TX-4-613-674
Tomorrow's Promise Language Arts Level 7                                  March 20, 1998             TX-4-613-671
-----------------------------------------------------------------------------------------------------------------------



                                                                              10

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Tomorrow's Promise Language Arts Level 8                                  March 20, 1998             TX-4-613-677
Tomorrow's Promise Language Arts Essay Levels 6-8                         March 27, 1998             TX-4-623-246
Tomorrow's Promise Mathematics Level K                                    March 20, 1998             TX-4-613-675
Tomorrow's Promise Mathematics Level 1                                    March 20, 1998             TX-4-613-687
Tomorrow's Promise Mathematics Level 2                                    March 20, 1998             TX-4-613-690
Tomorrow's Promise Mathematics Level 3                                    March 20, 1998             TX-4-613-685
Tomorrow's Promise Mathematics Level 4                                    March 20, 1998             TX-4-613-688
Tomorrow's Promise Mathematics Level 5                                    March 20, 1998             TX-4-613-686
Tomorrow's Promise Mathematics Level 6                                    March 20, 1998             TX-4-613-683
Tomorrow's Promise Mathematics Level 7                                    March 20, 1998             TX-4-613-693
Tomorrow's Promise Mathematics Level 8                                    March 20, 1998             TX-4-613-689
Tomorrow's Promise Physical Science                                       March 23, 1998             TX-4-620-093
Tomorrow's Promise Problem Solving Strategies 6-8                         March 27, 1998             TX-4-623-245
Tomorrow's Promise Reading Level K                                        March 20, 1998             TX-4-613-697
Tomorrow's Promise Reading Level 1                                        March 20, 1998             TX-4-613-684
Tomorrow's Promise Reading Level 2                                        March 20, 1998             TX-4-613-673
Tomorrow's Promise Reading Level 3                                        March 20, 1998             TX-4-613-696
Tomorrow's Promise Reading Level 4                                        March 20, 1998             TX-4-613-691
Tomorrow's Promise Reading Level 5                                        March 20, 1998             TX-4-613-695
Tomorrow's Promise Reading Level 6                                        March 20, 1998             TX-4-613-692
Tomorrow's Promise Reading Level 7                                        March 20, 1998             TX-4-613-698
Tomorrow's Promise Reading Level 8                                        March 20, 1998             TX-4-613-694
Tomorrow's Promise Spelling Level 1                                       March 23, 1998             TX-4-620-098
Tomorrow's Promise Spelling Level 2                                       March 20, 1998             TX-4-613-678
Action Math                                                               March 27, 1998             TX-4-623-265
Community Exploration                                                     April 7, 1998              TX-4-634-223
English Language Development - Primary                                    March 25, 1998             TX-4-623-213
Steps to English Language Development - Beginner Level                    March 25, 1998             TX-4-623-215
Steps to English Language Development -                                   March 25, 1998             TX-4-623-214
Intermediate/Advanced
Explorations in Science, Earth, Physical, Biology                         March 27, 1998             TX-4-623-267
Friday Afternoon                                                          April 7, 1998              TX-4-634-222
Learning With Literature                                                  March 23, 1998             TX-4-620-101
Literature Based Mathematics                                              March 27, 1998             TX-4-623-257
Middle School Mathematics                                                 March 23, 1998             TX-4-620-100
Reading Skills Collection Reading All Around You                          April 7, 1998              TX-4-634-226
Reading Skills Collection Read to Imagine                                 April 7, 1998              TX-4-634-227
Reading Skills Collection Reading for Meaning                             April 7, 1998              TX-4-634-228
Reading Skills Collection Read to Think                                   April 7, 1998              TX-4-634-229
Spanish Language Arts                                                     March 27, 1998             TX-4-623-264
Stems                                                                     April 7, 1998              TX-4-634-225
Tapestry                                                                  March 27, 1998             TX-4-623-244
Writing Expedition 1.1 for Mac/Windows                                    March 20, 1998             TX-4-613-669
8th Grade Math Course Outline                                             March 27, 1998             TX-1-912-790
Grade 8 Math Support Materials                                            March 27, 1998             TX-1-920-115
8th Grade Math Teaching Aide                                              March 27, 1998             TX-1-920-450
Integrated Classroom Learning System
Mathematics Documentation                                                 March 27, 1998             TX-1-922-225
Spanish I Teachers' Guide                                                 March 27, 1998             TX-2-680-774
Spanish I: Course Outline, Answer Keys, Worksheets, Tests                 March 27, 1998             TX-2-686-570
ICLS: Spanish Courseware Sample                                           March 27, 1998             TX-2-723-547
-----------------------------------------------------------------------------------------------------------------------



                                                                              11

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Language Arts 3: Teachers' Guide                                          March 27, 1998             TX-2-671-312
Language Arts 3 Course Outline, Answer Keys, Worksheets,                  March 27, 1998             TX-2-671-313
Tests
Calculus: Teachers' Guide                                                 March 27, 1998             TX-2-125-878
Calculus: Course Outline, Answers Keys, Worksheets, Tests                 March 27, 1998             TX-2-125-879
Calculus: I C L S courseware sample                                       March 27, 1998             TX-2-172-445
Algebra I: Teachers' Guide                                                March 27, 1998             TX-2-178-697
Algebra I: Support materials sample                                       March 27, 1998             TX-2-178-698
Algebra I: Integrated classroom learning system: course                   March 27, 1998             TX-2-179-056
outline, answer keys, worksheets, tests
Integrated Classroom Learning System: Mathematics: Grade 7:               March 27, 1998             TX-2-289-047
Support materials sample
Integrated Classroom Learning System: Trig/Analysis:                      March 27, 1998             TX-2-289-047
Teachers' Guide
Integrated Classroom Learning System: Trig/Analysis: Course               March 27, 1998             TX-2-289-049
outline, answer keys, worksheets, tests
Integrated Classroom Learning System: Mathematics: Grade 7:               March 27, 1998             TX-2-289-050
course outline, answers keys, worksheets, tests
Integrated Classroom Learning System: Mathematics: Grade 7:               March 27, 1998             TX-2-289-051
Teachers' Guide
Geometry: course outline, answer keys worksheets, tests                   March 27, 1998             TX-2-311-453
Geometry: Teachers' Guide                                                 March 27, 1998             TX-2-311-454
Integrated Classroom Learning System: Algebra II, Teachers'               March 27, 1998             TX-2-326-534
Guide
Trigonometry/math analysis: support material's sample                     March 27, 1998             TX-2-326-535
Algebra II: support material sample                                       March 27, 1998             TX-2-345-457
Algebra II: course outline, answer keys, worksheets, tests                March 27, 1998             TX-2-351-931
Geometry: support material sample                                         March 27, 1998             TX-2-400-824
ICLS courseware sample: Language Arts 6                                   March 27, 1998             TX-2-582-332
Integrated Classroom Learning System, Language Arts 6:                    March 27, 1998             TX-2-582-333
course outline, answer keys, worksheets, tests
ICLS courseware sample: Language Arts                                     March 27, 1998             TX-2-582-334
Integrated Classroom Learning System Language Arts 5:                     March 27, 1998             TX-2-582-335
course outline, answer keys, worksheets, test
Integrated Classroom Learning System: Language Arts 5:                    March 27, 1998             TX-2-582-336
Teachers' Guide
Integrated Classroom Learning System: Language Arts 6:                    March 27, 1998             TX-2-582-337
Teachers' Guide
Language Arts 4: Teachers' Guide                                          March 27, 1998             TX-2-582-936
Language Arts 4: course outline, answer keys, worksheets tests            March 27, 1998             TX-2-582-937
ICLS courseware sample                                                    March 27, 1998             TX-2-584-925
ICLS courseware sample                                                    March 27, 1998             TX-2-584-928
Secondary Language Arts: course outline, answer keys,                     March 27, 1998             TX-2-593-770
worksheets, tests
Math - Level 5: Teachers' Guide                                           March 27, 1998             TX-2-671-309
German 1: Teachers' Guide                                                 March 27, 1998             TX-2-671-310
Physics: course outline, answer keys, worksheets, tests                   March 27, 1998             TX 2-671-315
ICLS courseware sample: 6th Grade Math                                    March 27, 1998             TX-2-672-548
Physics: Teachers' Guide                                                  March 27, 1998             TX-2-672-549
German                                                                    March 27, 1998             TX-2-672-555
Physics                                                                   March 27, 1998             TX-2-672-556
Math, Level 5                                                             March 27, 1998             TX-2-672-557
-----------------------------------------------------------------------------------------------------------------------



                                                                              12

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
ICLS courseware sample: 4th Grade Math                                    March 27, 1998             TX-2-678-479
Math - Level 6: Teachers' Guide                                           March 27, 1998             TX-2-680-775
German 1: course outline, answer keys, worksheets, tests                  March 27, 1998             TX-2-686-566
ICLS courseware sample: 5th Grade Math                                    March 27, 1998             TX-2-686-567
Math - Level 6: course outline, answer keys, worksheets, tests            March 27, 1998             TX-2-686-568
Math - Level 4: course outline, answer keys, worksheets, tests            March 27, 1998             TX-2-686-569
Mathematics: Grade 4: Teachers' Guide                                     March 27, 1998             TX-2-686-571
ICLS Spanish 1: courseware sample                                         March 27, 1998             TX-2-723-547
ICLS courseware sample: Language Arts 3 Ideal Learning: a                 March 27, 1998             TX-2-455-456
preschool curriculum for home use/created by Brett W. Rogers
-----------------------------------------------------------------------------------------------------------------------

                       Copyrights transferred from Hartley

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                             DATE FILED/ISSUED           COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Homonyms                                                                 September 14, 1998          TX-1-919-673
Antonyms/Synonyms                                                        September 14, 1998          TX-1-923-273
Consonants                                                               September 14, 1998          TX-1-923-274
Vowels Tutorial                                                          September 14, 1998          TX-1-923-582
Number Words Level 2                                                     September 14, 1998          TX-1-925-907
Create Your Own - Vocabulary French                                      September 14, 1998          TX-1-926-180
Adjectives                                                               September 14, 1998          TX-1-926-189
Student Word Study                                                       September 14, 1998          TX-1-926-372
Super Wordfind                                                           September 14, 1998          TX-1-926-444
Create Intermediate                                                      September 14, 1998          TX-1-926-933
Create Vocabulary                                                        September 14, 1998          TX-1-926-934
Create Your Own - Vocabulary Spanish                                     September 14, 1998          TX-1-927-484
Print Your Own - Bingo                                                   September 14, 1998          TX-1-928-566
Vocabulary Controlled                                                    September 14, 1998          TX-1-928-661
Presidents Physical Fitness                                              September 14, 1998          TX-1-928-664
Letter Recognition                                                       September 14, 1998          TX-1-928-811
Create Your Own - Elementary                                             September 14, 1998          TX-1-929-475
Parent Reporting                                                         September 14, 1998          TX-1-929-605
Fact Sheets                                                              September 14, 1998          TX-1-931-540
Word - a - Tech                                                          September 14, 1998          TX-1-940-789
Create Your Own - CCD Lessons                                            September 14, 1998          TX-1-956-151
Metric Skills I & II                                                     September 14, 1998          TX-1-951-715
Adverbs                                                                  September 14, 1998          TX-1-965-834
Wordsearch                                                               September 14, 1998          TX-1-965-935
The Medalist Series: Continents                                          September 14, 1998          TX-2-012-225
Vowels                                                                   September 14, 1998          TX-2-013-525
Prescriptive Math Drill                                                  September 14, 1998          TX-2-023-375
Analogies Tutorial I and II                                              September 14, 1998          TX-2-025-231
Chariots, Cougars, and Kings                                             September 14, 1998          TX-2-025-232
Kittens, Kids and a Frog                                                 September 14, 1998          TX-2-025-233
Scuffy and Friends                                                       September 14, 1998          TX-2-025-234
The Medalist Series: Presidents                                          September 14, 1998          TX-2-025-245
Analogies Advanced I and II                                              September 14, 1998          TX-2-026-237
The Medalist Series: Women in History                                    September 14, 1998          TX-2-026-763
Famous Scientists                                                        September 14, 1998          TX-2-026-764
Number Words Level 1                                                     September 14, 1998          TX-2-026-823
Create You Own - Spell It                                                September 14, 1998          TX-2-027-287
Perplexing Puzzles                                                       September 14, 1998          TX-2-027-420
-----------------------------------------------------------------------------------------------------------------------



                                                                              13

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                             DATE FILED/ISSUED           COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Temperature Experiments                                                  September 14, 1998          TX-2-029-315
Create Your Own - Medalists                                              September 14, 1998          TX-2-029-641
Chemical Elements                                                        September 14, 1998          TX-2-029-797
The Medalist Series: States                                              September 14, 1998          TX-2-029-798
Integers/Equations I & II                                                September 14, 1998          TX-2-030-245
Match Espanol                                                            September 14, 1998          TX-2-030-375
Reading For Meaning Level 1 Fairy Tales and Rhymes                       September 14, 1998          TX-2-030-397
Compound Words and Contractions                                          September 14, 1998          TX-2-030-398
Early Skills                                                             September 14, 1998          TX-2-030-399
Expanded Notation                                                        September 14, 1998          TX-2-031-150
Expanded Notation                                                        September 14, 1998          TX-2-031-151
Fact or Opinion                                                          September 14, 1998          TX-2-031-425
Cause and Effect                                                         September 14, 1998          TX-2-031-444
Match Francais                                                           September 14, 1998          TX-2-031-613
Figurative Language I and II                                             September 14, 1998          TX-2-031-654
The Medalist Series: Black Americans                                     September 14, 1998          TX-2-033-164
Binary Math                                                              September 14, 1998          TX-2-038-700
Create Your Own - Lessons                                                September 14, 1998          TX-2-038-794
What's First? What's Next?                                               September 14, 1998          TX-2-057-107
Sense or Nonsense                                                        September 14, 1998          TX-2-057-108
Little Riddles                                                           September 14, 1998          TX-2-057-109
Word Families II                                                         September 14, 1998          TX-2-057-110
U.S. History                                                             September 14, 1998          TX-2-057-111
Harper and Sellers - A Guide to the Classics: Macbeth                    September 14, 1998          TX-2-080-883
Harper and Sellers - A Guide to the Classics: The Adventures             September 14, 1998          TX-2-081-007
of Huckleberry Finn
Reading For Meaning Level 2: Fairy Tales and Rhymes                      September 14, 1998          TX-2-159-771
Double 'N' Trouble                                                       September 14, 1998          TX-2-180-698
Word Ladders                                                             September 14, 1998          TX-2-212-911
Capitalization Practice and Test                                         September 14, 1998          TX-2-219-871
Print Your Own Bingo Plus                                                September 14, 1998          TX-2-240-339
Create Your Own Lessons Advanced                                         September 14, 1998          TX-2-242-832
Shakespeare                                                              September 14, 1998          TX-2-243-374
Opposites                                                                September 14, 1998          TX-2-247-992
Milt's Math Drills                                                       September 14, 1998          TX-2-249-310
Drawing Conclusions and Problem Solving                                  September 14, 1998          TX-2-258-394
Verb Usage III                                                           September 14, 1998          TX-2-279-559
Verb Usage I                                                             September 14, 1998          TX-2-315-676
Brick by Brick Level 1 Building Usage Skills                             September 14, 1998          TX-2-369-842
Brick by Brick Level 2 Building Usage Skills                             September 14, 1998          TX-2-370-451
Brick by Brick Level 1 Building Comprehension                            September 14, 1998          TX-2-373-860
Brick by Brick Level 4 Building Usage Skills                             September 14, 1998          TX-2-375-505
Brick by Brick Level 2 Building Vocabulary                               September 14, 1998          TX-2-378-720
Brick by Brick Level 4 Building Comprehension                            September 14, 1998          TX-2-384-016
Vocabulary Dolch                                                         September 14, 1998          TX-2-398-411
Brick by Brick Level 5 Building Comprehension                            September 14, 1998          TX-2-400-368
-----------------------------------------------------------------------------------------------------------------------

                     Copyrights being transferred from Ideal

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                     DATE FILED/ISSUED                   COPYRIGHT NUMBER
------------                                                     -----------------                   ----------------
Calculus: Teacher's Guide                                        Transfer Application Pending        TX-2-125-878
                                                                 as of June 18, 1998
-----------------------------------------------------------------------------------------------------------------------

                                                                              14

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                     DATE FILED/ISSUED                   COPYRIGHT NUMBER
------------                                                     -----------------                   ----------------

Calculus: Outline, Answer Keys, Worksheets, Tests                Transfer Application Pending        TX-2-125-879
                                                                 as of June 18, 1998
Calculus: Support Materials Sample                               Transfer Application Pending        TX-2-172-445
                                                                 as of June 18, 1998
Algebra I: Teacher's Guide                                       Transfer Application Pending        TX-2-178-697
                                                                 as of June 18, 1998
Algebra I: Support Materials Sample                              Transfer Application Pending        TX-2-178-698
                                                                 as of June 18, 1998
Algebra I: Outline, Answer Keys, Worksheets, Tests               Transfer Application Pending        TX-2-179-056
                                                                 as of June 18, 1998
Mathematics Grade 7: Support Materials Sample                    Transfer Application Pending        TX-2-289-047
                                                                 as of June 18, 1998
Trigonometry/Math Analysis: Teacher's Guide                      Transfer Application Pending        TX-2-289-048
                                                                 as of June 18, 1998
Trigonometry/Math Analysis: Outline, Answer Keys,                Transfer Application Pending        TX-2-289-049
Worksheets, Tests                                                as of June 18, 1998
Mathematics Grade 7: Outline, Answer Keys,                       Transfer Application Pending        TX-2-289-050
Worksheets, Tests                                                as of June 18, 1998
Mathematics Grade 7: Teacher's Guide                             Transfer Application Pending        TX-2-289-051
                                                                 as of June 18, 1998
Geometry: Course Outline, Answer Keys,                           Transfer Application Pending        TX-2-311-453
Worksheets, Tests                                                as of June 18, 1998
Geometry: Teacher's Guide                                        Transfer Application Pending        TX-2-311-454
                                                                 as of June 18, 1998
Algebra II: Teacher's Guide                                      Transfer Application Pending        TX-2-326-534
                                                                 as of June 18, 1998
Trigonometry/Math Analysis: Support Materials                    Transfer Application Pending        TX-2-326-535
Sample                                                           as of June 18, 1998
Algebra II: Support Materials Sample                             Transfer Application Pending        TX-2-345-457
                                                                 as of June 18, 1998
Algebra II: Outline, Answer Keys, Worksheets, Tests              Transfer Application Pending        TX-2-351-931
                                                                 as of June 18, 1998
Geometry: Support Materials Sample                               Transfer Application Pending        TX-2-400-824
                                                                 as of June 18, 1998
ICLS Courseware Sample Language Arts 6                           Transfer Application Pending        TX-2-582-332
                                                                 as of June 18, 1998
Language Arts 6 Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-582-333
Worksheets, Tests                                                as of June 18, 1998
ICLS Courseware Sample: Language Arts 5                          Transfer Application Pending        TX-2-582-334
                                                                 as of June 18, 1998
ICLS Courseware Sample: Language Arts 5                          Transfer Application Pending        TX-2-582-334
                                                                 as of June 18, 1998
Language Arts 5: Course Outline, Answer Keys,                    Transfer Application Pending        TX-2-582-335
Worksheets, Tests                                                as of June 18, 1998
Language Arts 5: Teacher's Guide                                 Transfer Application Pending        TX-2-582-336
                                                                 as of June 18, 1998
Language Arts 6: Teacher's Guide                                 Transfer Application Pending        TX-2-582-337
                                                                 as of June 18, 1998
Language Arts 4: Teacher's Guide                                 Transfer Application Pending        TX-2-582-936
                                                                 as of June 18, 1998
Language Arts 4: Course Outline, Answer Keys,                    Transfer Application Pending        TX-2-582-937
Worksheets, Tests                                                as of June 18, 1998
-----------------------------------------------------------------------------------------------------------------------

                                                                              15

-----------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                     DATE FILED/ISSUED                   COPYRIGHT NUMBER
------------                                                     -----------------                   ----------------
ICLS Courseware Sample: Secondary Language Arts                  Transfer Application Pending        TX-2-584-925
                                                                 as of June 18, 1998
ICLS Courseware Sample: Language Arts 4                          Transfer Application Pending        TX-2-593-770
                                                                 as of June 18, 1998
Secondary Language Arts: Course Outline, Answer                  Transfer Application Pending        TX-2-686-566
Keys, Worksheets, Tests                                          as of June 18, 1998
Math - Level 5: Teacher's Guide                                  Transfer Application Pending        TX-2-671-309
                                                                 as of June 18, 1998
German I: Teacher's Guide                                        Transfer Application Pending        TX-2-671-310
                                                                 as of June 18, 1998
Physics: Course Outlines, Answer Keys, Worksheets,               Transfer Application Pending        TX-2-671-315
Tests                                                            as of June 18, 1998
ICLS Courseware Sample: 6th Grade Math                           Transfer Application Pending        TX-2-672-548
                                                                 as of June 18, 1998
Physics: Teacher's Guide                                         Transfer Application Pending        TX-2-672-549
                                                                 as of June 18, 1998
ICLS Courseware Sample: German                                   Transfer Application Pending        TX-2-672-555
                                                                 as of June 18, 1998
ICLS Courseware Sample: Physics                                  Transfer Application Pending        TX-2-672-556
                                                                 as of June 18, 1998
Math - Level 5: Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-672-557
Worksheets, Tests                                                as of June 18, 1998
ICLS Courseware Sample: 4th Grade Math                           Transfer Application Pending        TX-2-678-479
                                                                 as of June 18, 1998
Math - Level 6: Teacher's Guide                                  Transfer Application Pending        TX-2-680-775
                                                                 as of June 18, 1998
German I: Course Outline, Answer Keys, Worksheets,               Transfer Application Pending        TX-2-686-566
Tests                                                            as of June 18, 1998
ICLS Courseware Sample: 5th Grade Math                           Transfer Application Pending        TX-2-686-567
                                                                 as of June 18, 1998
Math - Level 6: Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-686-568
Worksheets, Tests                                                as of June 18, 1998
Math - Level 4: Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-686-569
Worksheets, Tests                                                as of June 18, 1998
Mathematics Grade 4: Teacher's Guide                             Transfer Application Pending        TX-2-686-571
                                                                 as of June 18, 1998
ICLS Courseware Sample: Language Arts 3                          Transfer Application Pending        TX-2-739-191
                                                                 as of June 18, 1998
-----------------------------------------------------------------------------------------------------------------------

     PRIMEDIA REFERENCE INC.
     -----------------------
                                   COPYRIGHTS
                                   ----------

     All copyrights for Primedia Reference Inc. are filed in the United States.

--------------------------------------------------------------------------------
PRODUCT NAME                                         COPYRIGHT NUMBER
------------                                         ----------------
The 1999 World Almanac                               TX-4-898-925

--------------------------------------------------------------------------------

     * Copyright registration submitted every November, upon publication, for each new edition of The World Almanac. Copyright registration will be submitted shortly for the 2000 World Almanac (publication date:
          11/30/99)

     FUNK & WAGNALLS YEARBOOK CORPORATION
     -------------------------------------

                                   COPYRIGHTS
                                   ----------

     All copyrights for Funk & Wagnalls Yearbook Corporation are filed in the United States.

--------------------------------------------------------------------------------
PRODUCT NAME                                         COPYRIGHT NUMBER
------------                                         ----------------
Funk & Wagnalls New Encyclopedia                     TX-4-860-036
(full text as of 12/31/98)
--------------------------------------------------------------------------------

     * Copyright registration submitted every 3 months for the updated and expanded Funk & Wagnalls New Encyclopedia full text database. Because of the slowness of the copyright office, Funk & Wagnalls has not yet received any of the copyright registration certificates for any of the first three quarters of 1999.


     AMERICAN GUIDANCE SERVICE, INC.
     -------------------------------

                                   COPYRIGHTS
                                   ----------

     All copyrights for American Guidance Service Inc. are filed in the United States.

--------------------------------------------------------------------------------
PRODUCT NAME                                         COPYRIGHT NUMBER
------------                                         ----------------
PPVT                                                 TX4-531-097

K-TEA                                                TX4-737-590

DIAL                                                 TX2-907-985

BASC                                                 TX4-172-450

Vineland                                             TX3-431-949

WRMT                                                 TX2-276-301

KeyMath Test                                         TX2-380-291

OWLS (LC/OE Version)                                 TX3-803-842

--------------------------------------------------------------------------------



                                                                              17

--------------------------------------------------------------------------------
OWLS (WE Version)                                    TX4-198-026

PIAT                                                 TX2-624-349

GFTA                                                 TX1-856-134

K-BIT                                                TX3-003-231

K-ABC (Easel 1)                                      TX1-563-401

K-ABC (Easel 2)                                      TX1-499-140

K-ABC (Easel 3)                                      TX1-452-750

K-ABC (Test Record Form)                             TX1-499-139

K-ABC (Manual)                                       TX1-458-788

K-ABC (Photo Cards)                                  TX-176-650

K-ABC (ASSIST)                                       TX1-412-461

K-ABC (Scoring Manual)                               TX1-458-787

K-ABC (Supplemental Forms)                           TX2-268-847

--------------------------------------------------------------------------------

     * Copyrights are for educational tests. Information provided above is for the 10 most valuable tests of an approximate total of 40. Information for the remaining tests will be provided as it is received.

Other Copyrights
----------------

WRC and its subsidiaries (including those listed above) generate numerous copyrights each week in connection with numerous ongoing publishing activities. None of these copyrights are individually material and they are not listed above.

                                                                 SCHEDULE 7.1.13


                   States with more than $1,000,000 Collateral
                   -------------------------------------------


         -        Connecticut


         -        Minnesota


         -        New Jersey


         -        Ohio


         -        Wisconsin

                                                               SCHEDULE 7.2.2(b)


                             Indebtedness to be Paid
                             -----------------------


JLC LEARNING CORPORATION

     -    Existing Bank of America, N.A. credit facility

     -    SGC Partners II LLC Senior Subordinated 13.375% Note

     - The Northwestern Mutual Life Insurance Company Senior Subordinated 13.375% Note

                                                               SCHEDULE 7.2.2(c)


                              Existing Indebtedness
                              ---------------------

Weekly Reader Corporation, Gareth Stevens, Inc. and American Guidance Service, Inc. have indebtedness secured by the liens set forth on Schedule 7.2.3 (c).

                                                               SCHEDULE 7.2.3(c)

                                                ONGOING LIENS
----------------------------------------------------------------------------------------------------------------
                                                                                       UCC-1
                                                                                       -----
     DEBTOR            SECURED PARTY           FILING OFFICE/FILE NUMBER          DESCRIPTION SUMMARY
     ------            -------------           -------------------------          -------------------
----------------------------------------------------------------------------------------------------------------
Weekly              WAM!NET, Inc.              Connecticut State                A WAM!NET Network
Reader              6100 West 110th Street     0001895389                       Access Device, comprising
Corporation         Minneapolis, MN            12/15/98                         a case containing a Silicone
                    55438                                                       Graphics central processing
                                                                                unit, router, a Channel
                                                                                Service Unit and Data Service
                                                                                Unit modem and uninterrupted
                                                                                power source.
----------------------------------------------------------------------------------------------------------------
Weekly              Oce' Printing Systems      New Jersey SoS                   2090 LED Printer
Reader              USA, Inc.                  1804287                          (refurbished)
Corporation         5600 Broken Sound          11/25/97
                    Blvd.
                    Boca Raton, FL  33487
----------------------------------------------------------------------------------------------------------------
Gareth              The Brewery Works,         Wisconsin SoS                    All equipment, fixtures,
Stevens, Inc.       Inc.                       1095127                          inventory, documents
                    219 West Galena Street     11/20/89                         relating to inventory,
                    Milwaukee, WI  53212                                        general intangibles,
                                               1095128                          accounts, contract rights,
                                               11/20/89                         chattel paper and
                                                                                instruments, all additions
                                                                                and accessions to, all spare
                                               1460562                          and repair parts, special
                                               10/10/94                         tools, equipment and
                                                                                replacements for, all
                                                                                returned or repossessed
                                               1460561                          goods, and all proceeds and
                                               10/10/94                         products.
----------------------------------------------------------------------------------------------------------------
American            Screen Actors Guild,       Minnesota SoS                    Debtor(s) grant a continuing
Guidance            Inc.                       1996213                          security interest in all right,
Service, Inc.       5757 Wilshire Blvd.        12/15/97                         title and interest of
                    Los Angeles, CA                                             Debtor(s) in the television
AGS Media           90036-3600                                                  project currently entitled,
                                                                                "Duso Animation" and all
                                                                                properties and things of
                                                                                value pertaining thereto.
----------------------------------------------------------------------------------------------------------------
American            Screen Actors Guild,       Kentucky, Jefferson County       Debtor(s) grant a continuing
Guidance            Inc.                       97-10362                         security interest in all right,
Service, Inc.       5757 Wilshire Blvd.        12/16/97                         title and interest of
                    Los Angeles, CA                                             Debtor(s) in the television
AGS Media           90036-3600                                                  project currently entitled,
                                                                                "Duso Animation" and all
                                                                                properties and things of
                                                                                value pertaining thereto.
----------------------------------------------------------------------------------------------------------------

                                                               SCHEDULE 7.2.5(a)


                               Ongoing Investments
                               -------------------


          - JLC Learning Corporation is a shareholder of 640 preferred shares of ESI Inc., d/b/a Elemental Software, a California corporation, with offices at 5927 Priestly Drive, Suite 100, Carlsbad, CA, 92008

          - JLC Learning Corporation is a shareholder of 5619 shares of common stock in PictureTel Corporation, a Delaware corporation with offices at 100 Minuteman Road, Andover, MA, 01810. The shares are held in escrow as a result of the sale of Starlight Network.

          - JLC Learning Corporation is a limited partner in Basics Partnership, a Utah limited partnership formed November 30, 1982.